AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 19, 1997 SECURITIES ACT FILE NO. 333-15035
INVESTMENT COMPANY ACT FILE NO. 811-7887



                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM N-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/X/                     PRE-EFFECTIVE AMENDMENT NO. 1

/ /                     POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
/X/    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

/X/                            AMENDMENT NO. 1


                       ------------------------------
                        MERRILL LYNCH KECALP L.P. 1997
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                       ------------------------------
                     WORLD FINANCIAL CENTER - SOUTH TOWER
                              225 LIBERTY STREET
                        NEW YORK, NEW YORK 10080-6123
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 236-7302

                                 KECALP INC.
                     WORLD FINANCIAL CENTER - NORTH TOWER
                               250 VESEY STREET
                        NEW YORK, NEW YORK 10281-1334

                            ATTN: MARK B. GOLDFUS

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                       -----------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



                                                           PROPOSED        PROPOSED
                                                           MAXIMUM        MAXIMUM
                                            AMOUNT        OFFERING       AGGREGATE       AMOUNT OF
                                             BEING        PRICE PER       OFFERING      REGISTRATION
  TITLE OF SECURITIES BEING REGISTERED    REGISTERED        UNIT           PRICE            FEE

Limited Partnership Interest  . . . . .  250,000 Units    $1,000.00     $250,000,000  $75,757.57/(1)/


-------------------

    (1) $30,303.04 of the Registration Fee was previously paid.



-------------------

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant files a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.



                       Merrill Lynch KECALP L. P. 1997

                            CROSS REFERENCE SHEET

              Between Items of Registration Statement (Form N-2)
                                and Prospectus
                           Pursuant to Rule 404 (c)

     PARTS A and B

     Item
     No.            Caption                  Location in Prospectus
                    -------                  ----------------------

     1.   Outside Front Cover        Outside Front Cover
     2.   Inside Front and Outside
          Back Cover Page            Inside Front and Outside Back Cover Page
     3.   Fee Table and Synopsis     Prospectus Summary; Fund Expenses
     4.   Financial Highlights       Not Applicable
     5.   Plan of Distribution       Outside Front Cover; Offering and
                                     Sale of Units
     6.   Selling Shareholders       Not Applicable
     7.   Use of Proceeds            The Partnership; Investment Objective
                                     and Policies
     8.   General Description of
          the Registrant             Cover Page of Prospectus;  The
                                     Partnership; Risk and Other Important
                                     Factors; Investment Objective and
                                     Policies; Fiduciary Responsibility of
                                     the General Partner; Summary of the
                                     Partnership Agreement
      9.   Management                Fiduciary Responsibility of the General
                                     Partner; The General Partner and Its
                                     Affiliates; Summary of the Partnership
                                     Agreement
     10.  Capital Stock, Long-Term
          Debt, and
          Other Securities           Summary of the Partnership
                                     Agreement; Transferability of the Units
     11.  Defaults and Arrears on
          Senior Securities          Not Applicable
     12.  Legal Proceedings          Not Applicable
     13.  Table of Contents of the
          Statement of Additional    Not Applicable
     14.  Cover Page                 Not Applicable
     15.  Table of Contents          Not Applicable
     16.  General Information
          and History                Not Applicable
     17.  Investment Objective
          and Policies               Investment Objective and Policies
     18.  Management                 Fiduciary Responsibility of the General
                                     Partner; The General Partner and Its
                                     Affiliates; Summary of the Partnership
                                     Agreement
     19.  Control Persons and
          Principal Holders of
          Securities                 Cover Page; The General Partner and
                                     Its Affiliates
     20.  Investment Advisory and
          Other Services             The General Partner and Its Affiliates
     21.  Brokerage Allocation and
          Other Practices             Not Applicable
     22.  Tax Status                  Tax Aspects of Investment in the
                                      Partnership
     23.  Financial Statements        Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.


Information contained  herein is  subject to completion  or amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                            SUBJECT TO COMPLETION

                  PRELIMINARY PROSPECTUS DATED MAY 19, 1997

                                 $250,000,000

                250,000 UNITS OF LIMITED PARTNERSHIP INTEREST

                        MERRILL LYNCH KECALP L.P. 1997
$1,000 PER UNIT                           MINIMUM INVESTMENT 5 UNITS ($5,000)

     Merrill Lynch KECALP L.P. 1997 (the "Partnership") hereby offers 250,000 units of limited partnership interest (the "Units") in the Partnership to certain employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its
subsidiaries   and  to  non-employee   directors  of  ML   &  Co.  ("Eligible
Investors"). Units are also being offered to ML & Co. for purchase in connection with a deferred compensation program of ML & Co. for certain of its key employees. The Partnership's principal offices are at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 and its telephone number is (212) 236-7302. KECALP Inc., a wholly-owned subsidiary of ML & Co., is the general partner (the "General Partner") of the Partnership. The Partnership will operate as a non-diversified, closed-end investment company of the management type. The General Partner has obtained an order from the Securities and Exchange Commission exempting the Partnership, as an "employees' securities company", from certain provisions of the Investment Company Act of 1940. See "Exemptions from the Investment Company Act of 1940".

     The investment objective of the Partnership is to seek long-term capital appreciation. It is expected that a significant portion of the proceeds of this offering will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, transactions involving financial restructurings, recapitalizations of operating companies, financings of companies in an early stage of development and opportunities in the technology sector. Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both emerging markets and developed countries. The Partnership's investments may be made directly or through the purchase of interests in other funds. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for long-term capital appreciation. The Partnership's investment policies involve a very high degree of risk. See "Investor Suitability Standards", "Conflicts of Interest", "Risk and Other Important Factors" and "Investment Objective and Policies". The Partnership may borrow funds for investment in securities, which would have the effect of leveraging the Units. See "Investment Objective and Policies Leverage".

     The Units are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") on a "best efforts" basis. Eligible Investors must submit completed subscription documents not later than July , 1997, or such other subsequent date, not later than August , 1997, as MLPF&S and the General Partner may agree upon. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon such investors shall transfer funds for payment into the Partnership's escrow account. The General Partner will also advise prospective investors of the termination date of the offering (the "Offering Termination Date"). If subscriptions (including subscriptions of ML & Co.) for 40,000 Units have not been received by the Offering Termination Date, no Units will be sold. Funds paid by subscribers will be deposited in a bank escrow account and held in trust for the benefit of subscribers, and, if the required minimum is not obtained or other conditions not satisfied, will be refunded promptly with interest, if any. Subscriptions deposited in the escrow account may not be terminated or withdrawn by subscribers. See "Offering and Sale of Units".

                          ________________________

     This Prospectus sets forth concisely information about the Partnership
that a prospective investor ought  to know before investing.   Investors are
advised to read this Prospectus and retain it for future reference.
                          ________________________

      THE UNITS ARE A SPECULATIVE INVESTMENT AND THIS OFFERING INVOLVES
          VARIOUS SUBSTANTIAL RISKS AS DESCRIBED IN THIS PROSPECTUS.
                          ________________________

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.


                                                                                   PROCEEDS TO
                                        PRICE TO PUBLIC     SALES LOAD(1)        PARTNERSHIP(2)

Per Unit  . . . . . . . . . . . . . .     $      1,000            --             $        1,000
Total Minimum . . . . . . . . . . . .    $   40,000,000           --             $   40,000,000
Total Maximum . . . . . . . . . . . .      $250,000,000           --               $250,000,000


                                                     (footnotes on next page)
                             MERRILL LYNCH & CO.
                          ________________________

                 THE DATE OF THIS PROSPECTUS IS MAY   , 1997.


(Continued from cover page)

(1) No sales commission will be charged purchasers of Units. The General Partner has agreed to indemnify MLPF&S against certain liabilities, including liabilities under the Securities Act of 1933. See "Offering and Sale of Units".
(2) Before deducting organizational and offering expenses payable by the Partnership, estimated at $400,000 but not exceeding 1% of the proceeds of the offering. The General Partner will bear the remaining costs, if any, of forming the Partnership and registering the Units under the Securities Act of 1933 and the securities laws of various states.

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

     UNTIL AUGUST , 1997, ALL DEALERS EFFECTING TRANSACTIONS IN THE UNITS, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A CURRENT COPY OF THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.


                        INVESTOR SUITABILITY STANDARDS

     Only employees of ML & Co. and its subsidiaries and non-employee directors of ML & Co. who meet the suitability standards described below ("Eligible Investors"), together with ML & Co., will be eligible to purchase Units. THE PURCHASE OF UNITS INVOLVES SIGNIFICANT RISKS AND UNITS ARE NOT A SUITABLE INVESTMENT FOR ALL QUALIFIED INVESTORS. See "Risk and Other Important Factors".

     1. Substantial Means and Net Worth. The purchase of Units is suitable only for those persons who have no need for liquidity in this investment and who have adequate means of providing for their current needs and contingencies. Accordingly, no Units will be sold to an employee of ML & Co. or its subsidiaries or a non-employee director of ML & Co. unless such investor (i) in the case of employees of ML & Co. or its subsidiaries, has a current annual salary in an amount which, together with bonus received from ML & Co. or its subsidiaries in respect of 1996, equals at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000, or (ii) in the case of non-employee directors of ML & Co., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000. Investors will be required to represent in writing in the Subscription Agreement that they meet the applicable requirements. Investors who can make such representation, together with ML & Co., are hereinafter referred to as "Qualified Investors". CERTAIN MAXIMUM PURCHASE RESTRICTIONS HAVE BEEN IMPOSED ON QUALIFIED INVESTORS. SEE "OFFERING AND SALE OF UNITS MAXIMUM PURCHASE BY QUALIFIED INVESTORS".

     2. Ability and Willingness to Accept Risks. The economic benefit from an investment in the Partnership depends on many factors beyond the control of the General Partner, including general economic conditions, changes in governmental regulation, inflation, tax treatment of portfolio investments and resale value of Partnership investments. See "Risk and Other Important
Factors". Accordingly, the suitability for any Qualified Investor of a purchase of Units will depend on, among other things, such investor's investment objectives and such investor's ability to accept speculative risks.

     3. Ability to Accept Limitations on Transferability. PURCHASERS OF UNITS SHOULD VIEW THEIR INTEREST IN THE PARTNERSHIP AS A LONG-TERM, ILLIQUID INVESTMENT. Limited partners may not be able to liquidate their investment in the event of emergency or for any other reason because there is not any public market for Partnership Units and there are restrictions contained in the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), the form of which is attached as Exhibit A to this Prospectus, which are intended to prevent the development of a public market for Units. Moreover, the transferability of Units is subject to certain restrictions in the Partnership Agreement and may be affected by restrictions on resales imposed by the laws of some states. See "Transferability of Units".

                           SUMMARY OF THE OFFERING

     The summary information below should be read in conjunction with the detailed information provided elsewhere in this Prospectus.

INTRODUCTION:                 The  Partnership  is designed  as  a convenient
                              vehicle  for  Qualified  Investors  to  acquire
                              interests in a portfolio of varied investments.
                              It is  expected that  a significant  portion of
                              the   Partnership's    investments   will    be
                              privately-offered equity investments  that have
                              been   made  available  to  ML  &  Co.  or  its
                              affiliates and  are generally not  available to
                              individuals.    See "Investment  Objective  and
                              Policies".

THE OFFERING:                 250,000 units  of limited  partnership interest
                              in the Partnership, each representing a capital
                              contribution of  $1,000.   MLPF&S is acting  as
                              selling  agent  for  the  Partnership  and  the
                              General  Partner.   The  minimum  investment is
                              five Units ($5,000) and additional Units may be
                              purchased  in increments  of  $1,000.   Certain
                              maximum purchase  restrictions will  be imposed
                              on Qualified Investors (see "Offering and  Sale
                              of   Units Maximum   Purchase    by   Qualified
                              Investor").    Eligible Investors  must  submit
                              completed subscription documents not later than
                              July    ,  1997, or  such subsequent  date, not
                              later  than  August    ,  1997, as  the General
                              Partner and  MLPF&S may determine.   Subsequent
                              to such date,  the General Partner will  advise
                              such    investors   as    to   whether    their
                              subscriptions have been  accepted and thereupon
                              such investors shall transfer funds for payment
                              into  the  Partnership's escrow  account.   The
                              General Partner will also advise such investors
                              of  the termination  date of the  offering (the
                              "Offering Termination Date").  If subscriptions
                              (including  subscriptions  of  ML  &  Co.)  for
                              40,000  Units are not  received by the Offering
                              Termination   Date,   the  offering   will   be
                              terminated, and  all  funds  received  will  be
                              refunded with interest, if any, actually earned
                              thereon.    If  subscriptions   for  more  than
                              250,000 Units are received, the General Partner
                              may reject  any subscription in whole  or part.
                              Funds  paid for any subscription for Units that
                              is   rejected   will  be   refunded   promptly.
                              Qualified   Investors   admitted   as   limited
                              partners are hereinafter  referred to, together
                              with  the  initial  limited  partner  and   any
                              substituted limited  partners, as  the "Limited
                              Partners".  The  Units will be  non-assessable.
                              See "Offering and Sale of Units".

                              The Partnership is also offering Units to ML & Co. for purchase by it in connection with its obligations under a 1997 deferred compensation plan offered by ML & Co. to certain of its key employees. ML & Co. has advised the Partnership that it may purchase up to 200,000 Units as a result of participation by eligible employees in such plan. See "Offering and Sale of Units--Purchase of Units by ML & Co."

THE PARTNERSHIP:              A  Delaware   limited  partnership   formed  on
                              October  28, 1996.  Its address is South Tower,
                              World Financial Center, 225 Liberty Street, New
                              York,  New  York 10080-6123  (telephone:  (212)
                              236-7302).  The Partnership  will operate as  a
                              non-diversified, closed-end investment  company
                              of  the management  type  under the  Investment
                              Company  Act  of  1940.    An  order  has  been
                              obtained  from  the   Securities  and  Exchange
                              Commission  exempting   the  Partnership   from
                              certain provisions of such Act.   The functions
                              and responsibilities of the General Partner and
                              the  rights   of  the   Limited  Partners   are
                              authorized by  or specified in  the Partnership
                              Agreement. See "The Partnership", "Summary of the Partnership Agreement" and "Exemptions from the Investment Company Act of 1940".

THE GENERAL PARTNER:          KECALP Inc. (the "General Partner"), a Delaware
                              corporation  indirectly  wholly-owned by  ML  &
                              Co.,  a  Delaware corporation,  and  located at
                              South  Tower,   World  Financial   Center,  225
                              Liberty Street,  New York, New  York 10080-6123
                              (telephone:    (212)  236-7302).   The  General
                              Partner will manage and make
                              investment  decisions   for  the   Partnership.
                              KECALP Inc.  serves as  the general  partner of
                              seven  limited  partnerships  which  have  been
                              established  since   1983  for   investment  by
                              qualifying employees of ML & Co. (collectively,
                              the   "KECALP   Partnerships"),   and   it   is
                              contemplated that in the  future it will  serve
                              in  the   same  capacity   for  other   similar
                              partnerships that  may be  offered to  the same
                              class of  limited partner investors.   See "The
                              General  Partner  and  Its  Affiliates".    The
                              General  Partner has  also  been designated  to
                              serve   as   Tax   Matters   Partner  for   the
                              Partnership with respect  to all administrative
                              and judicial  proceedings relating to  an audit
                              of the  Partnership's U.S.  Federal income  tax
                              information  return.     See  "Tax  Aspects  of
                              Investment in the Partnership".

INVESTMENT OBJECTIVE:         The investment objective  of the Partnership is
                              to  seek long-term capital appreciation.  It is
                              expected that  a  significant  portion  of  its
                              assets  will be  invested in  privately-offered
                              equity   investments  in   U.S.  and   non-U.S.
                              issuers.    The Partnership's  investments  may
                              include securities  issued in  leveraged buyout
                              transactions, transactions involving  financial
                              restructurings, recapitalizations  of operating
                              companies, financings by  companies in an early
                              stage of development  and opportunities in  the
                              technology  sector.   Investments  may also  be
                              made in real estate opportunities.  Investments
                              in non-U.S.  issuers may  include opportunities
                              in   both   emerging  markets   and   developed
                              countries.   The Partnership's  investments may
                              be  made  directly  in  portfolio companies  or
                              through the  purchase  of  interests  in  other
                              investment funds,  including hedge funds.   The
                              Partnership  anticipates   that  many   of  its
                              investments  will be made available to it by ML
                              &   Co.  or   its   affiliates.     Information
                              concerning  potential  sources  of investments,
                              including        potential        co-investment
                              opportunities, is  set forth  under "Investment
                              Objective and  Policies--Sources of  Investment
                              Opportunities".  The Partnership may make other
                              investments   in   equity  and   fixed   income
                              securities that  the General  Partner considers
                              appropriate  in terms  of  their potential  for
                              capital appreciation.   Current income will not
                              generally  be  a  significant   factor  in  the
                              selection of  investments.   There  can  be  no
                              assurance  that  the  Partnership's  investment
                              objective will  be attained.   See  "Investment
                              Objective  and Policies"  and  "Tax Aspects  of
                              Investment in the Partnership".

LEVERAGE:                     The Partnership  is authorized to  borrow funds
                              when  it believes such  action is  desirable to
                              enable the Partnership to  make new investments
                              or follow-on investments.  Such use of leverage
                              would exaggerate increases  or decreases in the
                              Partnership's  net  assets.    See  "Investment
                              Objective and Policies--Leverage".

COMPENSATION AND FEES:        The  Partnership  will pay  organizational  and
                              offering expenses in an  amount of up to 1%  of
                              the  proceeds of the offering.  During the term
                              of  the  Partnership,  the  General Partner  is
                              obligated   to   pay    all   expenses,   fees,
                              commissions and other expenditures on behalf of
                              the Partnership  not paid  by ML  & Co. or  its
                              other subsidiaries.   The General  Partner will
                              be  entitled  to receive  annual  reimbursement
                              from  the Partnership, in amounts up to 0.5% of
                              Limited Partners' capital contributions (1%, if
                              the  capital contributions  are  less than  $60
                              million), of operating expenses incurred by the
                              General   Partner    with   respect    to   the
                              Partnership.    Expenses  paid by  the  General
                              Partner  that are not reimbursed to it shall be
                              deemed  a   contribution  to  capital   and  be
                              reflected  in  the  General  Partner's  capital
                              account.    Since  repayment  of  any  positive
                              amount  in a  Partner's  capital account  is  a
                              priority  item  upon dissolution,  the  General
                              Partner   may,    upon   dissolution,    recoup
                              expenditures made on behalf of the Partnership.
                              In  addition,  the   General  Partner  will  be
                              entitled  to  a  1% interest  in  all  items of
                              Partnership income,  gain, deduction,  loss and
                              credit,  for which it has no obligation to make
                              a cash capital contribution  upon the admission
                              of Qualified Investors as Limited Partners.  To
                              the  extent   that  investments  are   made  in
                              transactions in which affiliates of the General
                              Partner are involved, certain other benefits may accrue to affiliates. See "Compensation and Fees".

PARTNERSHIP DISTRIBUTIONS
AND ALLOCATIONS:              During the  Partnership term, items  of income,
                              gain, deduction, loss and credit will generally
                              be allocated 99% to the Limited Partners and 1%
                              to  the General  Partner.   Cash  distributions
                              will be made  in the same manner.   The General
                              Partner may  make distributions  of Partnership
                              assets   in   kind,   in   addition   to   cash
                              distributions.   Each  Limited Partner  will be
                              required to take into account in  computing his
                              Federal  income  tax  liability  his  allocable
                              share of the  Partnership's income, gain, loss,
                              deductions, credits and items of tax preference
                              for  any taxable year of the Partnership ending
                              within or with the taxable year of such Limited
                              Partner,  without  regard  to  whether  he  has
                              received or will receive any distribution  from
                              the Partnership.  The Partnership has adopted a
                              calendar year  for tax reporting  purposes.  TO
                              THE  EXTENT THE  PARTNERSHIP  INVESTS IN  OTHER
                              INVESTMENT FUNDS,  IT MAY EXPERIENCE  DELAYS IN
                              OBTAINING  ANNUAL  TAX INFORMATION,  WHICH  MAY
                              REQUIRE LIMITED  PARTNERS TO  OBTAIN EXTENSIONS
                              FOR  FILING  INCOME  TAX  RETURNS.    See  "The
                              Partnership" and "Tax Aspects of Investment in the Partnership".

REINVESTMENT POLICY:          The  General  Partner  has  the  discretion  to
                              reinvest all  Partnership  revenues.    To  the
                              extent  portfolio investments  are disposed  of
                              within  two years after the closing of the sale
                              of  Units, the  General  Partner will  consider
                              reinvesting all or a substantial portion of the
                              proceeds realized by the Partnership.  However,
                              the General Partner does not expect to reinvest
                              proceeds  from  the  liquidation  of  portfolio
                              investments (other than  temporary investments)
                              occurring more than two years after the closing
                              of the sale of Units, except in connection with
                              follow-on   investments   made    in   existing
                              portfolio companies.   The General  Partner may
                              also cause the Partnership to maintain reserves
                              for  follow-on  investments  or  to apply  cash
                              received from investments to the prepayment  of
                              any borrowings made by the Partnership.  To the
                              extent that cash received by the Partnership is
                              not required for such purposes or to  reimburse
                              the General  Partner for any  expenses incurred
                              or   held   for   reinvestment,   it  will   be
                              distributed to the Partners at least  annually.
                              See "Investment Objective and Policies".

DISSOLUTION:                  The Partnership  term extends  to December  31,
                              2037.   However,  pursuant  to the  Partnership
                              Agreement, the General Partner may dissolve the
                              Partnership, without the consent of the Limited
                              Partners, at  any time after  January 1,  2003.
                              It  is not  the General  Partners intention  to
                              dissolve the Partnership prior to the time when
                              the  Partnership's   equity  investments   have
                              matured and disposition of  its other portfolio
                              investments  can   be  effected.     See   "The
                              Partnership"  and "Summary  of the  Partnership
                              Agreement".

RISKS: The purchase of Units involves a number of significant risk factors. See "Risk and Other Important Factors". Prospective investors should also see the information set forth under "Conflicts of Interest".

HOW TO SUBSCRIBE:             (a)   The Qualified Investor  completes, dates,
                              executes and delivers to KECALP Inc., a copy of the Limited Partner Signature Page and Power of
                              Attorney attached  as part of  the Subscription
                              Agreement, a form of which is attached as Exhibit B to this Prospectus.

                              (b) The Qualified Investor's MLPF&S securities account will be debited in the amount of $1,000 for each Unit (minimum purchase of five Units)
                              that he desires to  purchase.   A  securities
                              account will be opened by MLPF&S for any Qualified Investor who does not have such an account.

                             PARTNERSHIP EXPENSES

     The following table is intended to assist potential investors in understanding the various costs and expenses associated with investing in the Partnership.

Limited Partner Transaction Expenses

     Sales Load (as a percentage of offering price)               None

Annual Expenses (as a percentage of net assets)

     Management Fees Payable to General Partner /(1)/             None
     Other Expenses (audit, legal and administrative) /(2)/       1.0%
                                                                 -----

     Total Annual Expenses                                        1.0%

     ------------------
     (1) Does not include management fees that may be payable to managers of any investment funds in which the Partnership invests, which will be accounted for as an item of Partnership expense.

     (2) "Other Expenses" have been estimated for the current fiscal year and assume Limited Partners' capital contributions of $40 million, the minimum in the Partnership's offering. Although the Partnership does not pay operating expenses directly, the General Partner is entitled to receive annual reimbursements from the Partnership of Partnership expenses paid by it, in amounts of up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million).


          Example

     An investor would pay the following expenses on a hypothetical $1,000 investment in the Partnership, assuming a 5% annual return:

ONE YEAR          THREE YEARS         FIVE YEARS            TEN YEARS
--------          -----------         ----------            ---------
  $10                 $32                 $55                  $122

     This "Example" assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. However, Limited Partners will not be able to reinvest distributions of the Partnership. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission applicable to all investment companies. THE ASSUMED 5% ANNUAL RETURN AND ANNUAL EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL OR EXPECTED PARTNERSHIP PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.


                            CONFLICTS OF INTEREST

     The  General  Partner and  its  affiliates  may  be subject  to  various
conflicts  of interest  in their  relationships with  the Partnership.   Such
conflicts of interest include:

     1.   Conflicts with Respect to Investment Opportunities.   Affiliates of
the General Partner may in the future perform investment advisory services for other investment entities with investment objectives and policies similar to those of the Partnership and such entities may compete with the Partnership for investment opportunities. It is anticipated that investment vehicles with investment objectives and policies similar to the Partnership may be offered from time to time to employees of subsidiaries of ML & Co. located outside of the United States, including two investment vehicles (the "Offshore KECALP Funds") expected to be offered concurrently with the offering by the Partnership. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions therefrom, such vehicles will co-invest with the Partnership in making portfolio investments, except where such investments would not be advisable for such vehicles due to tax or other considerations. Furthermore, ML & Co. and its affiliates may invest directly in investments that would be appropriate investments for the Partnership. While the General Partner is obligated to use its best efforts to provide the Partnership with a continuing and suitable investment program consistent with its investment objective and policies, the General Partner is not required to present to the Partnership any particular investment opportunity that has come to its attention, even if such opportunity is within the investment objective and policies of the Partnership. Because of different objectives or other factors, a particular investment may be bought by the Partnership, the General Partner or its affiliates or one of their clients at a time when one of such entities is selling such investment. In addition, affiliates of the General Partner, including its officers and directors, may benefit to the extent the Partnership invests in securities offered to other investors by MLPF&S in public offerings or private placements. See
"Compensation and Fees".   The General Partner will endeavor to resolve
conflicts with respect to investment opportunities in a manner deemed equitable to all to the extent possible under the prevailing facts and circumstances.

     2. Relations with Issuers of Portfolio Investments. Affiliates of the General Partner, including MLPF&S, may perform financial services for issuers of securities held by the Partnership or for affiliates of such issuers. These relationships could influence the General Partner to take actions, or forbear from taking actions, that an independent general partner might not take or forbear from taking.

     3. Conflicts with Respect to Dissolution. The General Partner has the authority to dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003. The General Partner does not intend to dissolve the Partnership until its equity investments have reached a level of maturity where their disposition can be considered and the Partnership can dispose of its other portfolio securities. However, the General Partner may dissolve the Partnership, for its administrative convenience, at a time when some Limited Partners might prefer to have the Partnership continue its operations.

     4. Allocation of Management Time and Services. The Partnership will not have independent management or employees and will rely on the General Partner and its affiliates for management and administration of the Partnership and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Partnership, the established KECALP Partnerships and other entities for which officers of the General Partner may provide services. The officers and directors of the General Partner will devote such time to the affairs of the Partnership as they, in their sole discretion, determine to be necessary for the conduct of the business of the Partnership.

     5.  Participation  by an Affiliate as  Underwriter.  As an  affiliate of the General Partner, MLPF&S may experience a conflict of interest in performing its due diligence in connection with the public offering of the Units. Although MLPF&S believes that its investigation of the General Partner, the Partnership and their affairs for purposes of this offering has in fact been as complete as would be the case in dealing with nonaffiliated persons, the review performed by MLPF&S cannot be considered independent.

     6. Determination of Reserves. In determining the appropriate level of working capital reserves, the interest of the General Partner in assuring adequate funds for operation (which may reduce the potential liability of the General Partner to certain Partnership creditors) may, in some cases, be in conflict with the interest of the Limited Partners in maximizing cash distributions.

     7. Lack of Separate Representation. The Partnership, the General Partner and MLPF&S are represented by the same legal counsel and auditors. However, should a dispute arise between the Partnership and either the General Partner or any affiliate, the General Partner anticipates that it will retain separate counsel or auditors as required for the Partnership for such matter.

     8. Conflicts Resulting from ML & Co.'s Ownership of Units. Conflicts may arise in the selection of investments for the Partnership since participants in the deferred compensation plan will have an interest in seeking to maximize total return (including the receipt of ordinary income) as opposed to capital gains. Such participants would receive no advantageous tax treatment for capital gains in respect of their participation in such plan, while Limited Partners would receive such advantageous treatment for capital gains. In addition, ML & Co., in light of its anticipated significant holdings in the Partnership, would have the ability to determine matters submitted to the vote of Limited Partners. However, ML & Co. will agree to vote its Units in the same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.

               FIDUCIARY RESPONSIBILITY OF THE GENERAL PARTNER

     The General Partner is under a fiduciary duty to conduct the affairs of the Partnership in the best interests of the Partnership and consequently must exercise good faith and integrity in handling Partnership affairs. Prospective Limited Partners who have questions concerning the duties of the General Partner should consult with their counsel.

     The Partnership Agreement provides that neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment or other fault in connection with the business or affairs of the Partnership so long as the person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct, and, with respect to any criminal proceeding, such person had no reasonable cause to believe his or its conduct was unlawful. The General Partner and its officers, directors, stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees (including, without limitation, legal fees), costs and expenses incurred in connection with or resulting from any claim, action or demand, or threatened claim, action or demand, against the General Partner, the Partnership or any of their officers, directors, stockholders, employees or agents that arise out of or in any way relate to the Partnership, its properties, business or affairs and (b) losses or damages resulting from such claims, actions and demands, or threatened claims, actions or demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand or threatened claims, actions or demands; provided, however, that this indemnification shall apply only so long as the person against whom a claim, action or demand is asserted or threatened to be asserted has acted in good faith and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct. Thus, the Limited Partners may have a more limited right of action than would otherwise be the case in the absence of such provisions. In the absence of a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify the General Partner or any such person must be based on the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur.

                       RISK AND OTHER IMPORTANT FACTORS

     The purchase  of Units offered  hereby involves a number  of significant
risk  factors.   In  addition to  risk  factors set  forth elsewhere  in this
Prospectus, prospective purchasers should consider the following:

A.   GENERAL RISKS

     1. Risk of Unspecified and Unprofitable Investments. The proceeds of this offering are intended to be invested in speculative growth securities most of which have not yet been selected by the General Partner. See "Investment Objective and Policies". Therefore, persons who purchase Units will not have an opportunity to evaluate for themselves the specific investments in which funds of the Partnership will be invested or the terms of any such investments, and, accordingly, the risk of investing in Units may be substantially increased. In addition, there can be no assurance that the Partnership's investments will prove to be profitable. The purchasers of Units must depend solely on the ability of the General Partner with respect to the selection and timing of investments. See "The General Partner and Its Affiliates" and "Investment Objective and Policies--Sources of Investment Opportunities".

     2. Risks of Equity Investments. The Partnership is authorized to make equity investments offering the potential for long-term capital appreciation in U.S. and non-U.S. issuers. These investments may include equity investments in leveraged buyout transactions, transactions involving financial restructurings or recapitalization of operating companies and financings by companies in an early stage of development. Investments may also be made in real estate opportunities and in venture capital transactions. These investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies with little or no operating history and companies operating at a loss or with substantial variations in operating results from period to period. These companies may encounter
intense competition from established companies with greater resources.   In
addition,  companies in high-technology  fields face  special risks  of
product  obsolescence.    Leveraged  buyout  investments  typically involve
a high degree of debt financing and the highly leveraged financial structure of these transactions introduces substantial additional
risks. Investments   in  companies  that  undertake  financial
recapitalization  or restructuring  transactions  involve   the  risk,
among  others,   that  the transaction may not  resolve financial or
operational conditions that led to the recapitalization or restructuring; in addition, to the extent that a company remains leveraged following the completion of such a transaction, an equity investment in the company may involve risks similar to an equity investment in a leveraged
buyout  transaction.   In addition,  companies in which  the  Partnership
makes private equity investments may subsequently require additional capital and may seek follow-on investments.

     3. Illiquid Investments. Investments of the types to be made by the Partnership are generally illiquid. Leveraged buyout and venture capital investments may typically take from four to seven years to reach a state of maturity where disposition can be considered. Real estate investments are expected to be illiquid as described above. Investments in corporate restructurings and recapitalization transactions may also require a substantial time period before dispositions can be effected. In addition, investments acquired by the Partnership in private transactions will generally be subject to restrictions imposed by the Federal securities laws on resale by the Partnership. Investments made by the Partnership in issuers in which ML & Co. or its affiliates have significant investment positions may be subject to further limitations imposed by the Federal securities laws which may delay the disposition of publicly-traded securities owned by the Partnership.

     4. Delay in Partnership Investments. Although the General Partner will use its best efforts to commit Partnership funds as promptly as practicable, it is anticipated that there may be a significant period of time (up to three to four years) before the proceeds from the offering will be fully committed. In addition, investment funds in which the Partnership invests may not draw down on the Partnership's commitment (i.e. require the Partnership to contribute the funds it has previously committed) for an additional period of up to four to five years. Such investment funds also may re-invest capital returned to them from portfolio investments during an initial period. These delays in the Partnership's investments will detract from the average annual return of an investment in the Partnership.

     5. Availability of and Competition for Investments. The success of the Partnership depends upon the availability of appropriate investment opportunities. The availability of investment opportunities generally will be subject to market conditions. It may be expected that the Partnership will encounter substantial competition for certain investments, particularly from other entities having similar investment objectives. There can be no assurance that the Partnership will be successful in obtaining suitable investment opportunities or that a desirable mix of investments will be achieved.

     6. Risks of Real Estate Investments. Real estate investments are subject to a number of risks, including uncertainty of cash flow to meet fixed obligations, adverse changes in local market conditions and neighborhoods, changes in interest rates, the need for unanticipated renovation, changes in real estate taxes and increases in other operating expenses. Real estate investments may be illiquid. Investments in real estate of the type contemplated by the Partnership are usually long term and can be as long as fifteen years. Real estate investment cycles typically have lasted three to five years, but recently have been longer.

     7. Risks of High Yield Debt Investments. The Partnership is authorized to make investments in high yield corporate debt securities (also referred to as "junk bonds") offering the potential for long-term capital appreciation. High yield debt securities are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In addition, to the extent that affiliates of the Partnership hold securities of issuers in which the Partnership has invested, the Partnership may be precluded by the Investment Company Act of 1940 (the "Investment Company Act") from participating in sales or other transactions in which such affiliates are participants unless it is able to obtain exemptions under such statute from the Securities and Exchange Commission. The inability to participate in such transactions may adversely affect the Partnership in terms of the timing of dispositions of such investments and the proceeds realized by the Partnership from such investments.

     8.   Need for  Investment Company Act  Exemptions.   In addition  to the
restrictions   described   above,   the  Investment   Company   Act  contains
restrictions on co-investments by a registered investment company (such as the Partnership) and affiliates of its sponsor and on purchases of securities
by  a  registered  investment   company  from  affiliates  of   its  sponsor.
Accordingly, as described under "Investment Objective and Policies--Sources of Investment Opportunities", exemptions under the Investment Company Act may be required before the Partnership can make investments in transactions where ML & Co. or its affiliates are co-investors or where ML & Co. or its
affiliates seek to sell an investment to the Partnership.   In this regard,
the General Partner has obtained blanket exemptive relief from the Securities and Exchange Commission permitting co-investments and other transactions with ML & Co. and its affiliates in leveraged buyout and other equity investments. There can be no assurance that the Partnership will be able to obtain similar exemptions in the future with respect to proposed purchases and sales of portfolio securities in transactions in which affiliates of the Partnership are participants and which do not qualify under the terms of existing exemptions or those currently pending.

     9. Reliance on the General Partner and Others. All decisions with respect to the management of the Partnership will be made exclusively by the General Partner. Limited Partners have no right or power to take part in the management or control of the business of the Partnership. Accordingly, no person should purchase Units unless such person is willing to entrust all
aspects of the management of the Partnership to the General Partner.   See
"Summary of the Partnership Agreement" for the limitations imposed on the Limited Partners' ability to remove the General Partner as general partner. The Partnership may make minority equity investments in corporations, general partnerships, limited partnerships, grantor trusts or management programs where investors are permitted at most a limited role in the management of
such ventures.   To the extent  the Partnership  invests in or  through such entities or programs, the success or failure of such ventures will depend on the skills of the venture's sponsor, promoter or manager and not on the General Partner.

     10. Absence of Operating History and Management Experience. The Partnership has been recently formed and has no operating history upon which purchasers of Units may base an evaluation of its likely performance. While the composition of its officers and directors has changed over the years since the General Partner's formation, the General Partner has managed similar partnerships for more than ten years. See "The General Partner and Its Affiliates".

     11. Use of Leverage. The Partnership has authority to utilize leverage (i.e., borrowed funds or senior securities) in making investments as will many of the entities in which the Partnership will make its investments. The use of leverage, either by the Partnership or by the entities in which it invests, would exaggerate increases or decreases in the Partnership's net assets and, because of required debt service obligations, may result in delays in the distribution of cash to Limited Partners. The Partnership Agreement does not limit the amount of indebtedness that the Partnership may incur. The Investment Company Act generally limits the amount of indebtedness the Partnership may incur to 33-1/3% of its gross assets.

B.   INTERNATIONAL INVESTMENT RISKS

     12. General. Investments on an international basis involve certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. government laws or restrictions applicable to such investments. Investments in different countries are subject to different economic, financial, political and social factors. Because the Partnership may invest in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Partnership and the unrealized appreciation or depreciation of investments. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability, changes in laws and rules or in interpretations thereof, or diplomatic developments which could adversely affect investments, or result in a total loss of investments, in issuers in those countries. These risks may be heightened in countries that have only recently permitted private ownership (including foreign private ownership) of businesses. In addition, certain foreign investments may be subject to foreign withholding taxes. Further, satisfactory custodial services for investment securities may not be available in certain countries.

     13.  Regulatory  Considerations.   It is  expected  that the  securities
purchased by the Partnership in international investments will not be registered with the Securities and Exchange Commission and that the issuers thereof will not be subject to the reporting requirements of such agency. Accordingly, there will likely be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and
requirements comparable  to those to  which U.S. companies  are subject.   In
addition, certain countries  in which the Partnership may invest may not have a comprehensive system of laws protecting the rights and interests of investors (particularly foreign investors), and the enforcement of existing laws may be inconsistent. The profitability of foreign investments may also be impacted by regulatory  burdens, such  as  lengthy regulatory  approval
processes  and strict  environmental  regulation.     Some  countries prohibit
or  impose substantial  restrictions  on  investments  in  their  countries by
foreign entities such  as the  Partnership.   Certain  countries may  also limit
the ability of the Partnership to dispose of investments by requiring regulatory approvals prior to such disposition or by other means, including limiting the ability to convert local currencies.

     14. Developing Country Considerations. It is anticipated that a significant portion of the Partnership's international investments may be in the developing countries of the world, including countries located in the Far East, the Indian subcontinent, Eastern Europe and Latin America. The risks noted above are heightened for investments in developing countries.

C.   INVESTMENT FUND CONSIDERATIONS

     15. General. Investments by the Partnership in investment funds involve considerations or risks not otherwise present in direct investments. The managers of investment funds are usually compensated from the assets of the funds based upon a fixed percentage of assets or capital, and also may receive an incentive performance component such as a carried interest in the profits generated by the funds. These fees will be paid by the Partnership and will not be counted toward the limitation on the annual expenses of the Partnership under which the General Partner is reimbursed for expenses paid on behalf of the Partnership in an amount up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million). Further, to the extent the Partnership invests in investment funds, it will surrender a significant degree of control over the underlying investment. In addition, investment funds incur certain administrative and other expenses. As a result, the Partnership may incur additional, indirect expenses with respect to investments in such funds in the form of management compensation paid to such managers and other expenses incurred by such funds. Furthermore, such funds may adopt time horizons for their underlying investments that differ from that of the Partnership. As a result, investments in such funds may cause the expected term of the Partnership to continue beyond the date the Partnership would otherwise have terminated and may have a negative impact on investors' rate of return. In addition, it is possible that the Partnership's allocable share of earnings from an investment fund for a taxable year could exceed the amount of cash distributed to the Partnership by the investment fund for such year. As a result, Limited Partners may receive allocations of income or gain during a taxable year without a corresponding distribution of cash from the Partnership to pay the related tax.

     16. Delays in Preparation of Tax Information. It is expected that annual tax information from investment funds in which the Partnership invests may not be received in sufficient time to permit the Partnership to incorporate such information into its annual tax information and distribute such information to Limited Partners prior to April 15 of each year. As a result, limited partners may be required to obtain extensions for filing federal, state and local income tax returns each year. Limited Partners anticipating tax refunds in respect of such year will not be able to file their tax return requesting such refund until receipt of the annual tax information from the Partnership. To the extent practicable, the Partnership anticipates that it will provide estimated annual tax information in a timely manner in order to assist Limited Partners in estimating their tax liabilities. The Partnership's ability to make such estimates will be dependent upon its ability to obtain estimated annual tax information from the investment funds.

     17. Investments in Hedge Funds. The Partnership may invest up to (10)% of its total assets in hedge funds. These funds, for purposes of the Partnership's policy, consist of private investment funds seeking to maximize total return through use of various trading strategies. Investments in hedge funds are speculative and involve substantial risks, including risks related to implementation of the funds' trading strategies, leverage and investments in derivative instruments. In addition, hedge funds may generate income or gains that are re-invested by the hedge fund managers and the Partnership's allocable share of earnings from such funds for a taxable year may exceed the amount of cash distributed to the Partnership by the hedge funds for such year. Under these circumstances, Limited Partners may receive allocations of income or gain during a taxable year without a corresponding distribution of cash from the Partnership to pay the related tax.

D.   INCOME TAX RISKS

     18. Fringe Benefits. The General Partner will incur various expenses in connection with the organization and operation of the Partnership and will pay any sales or brokerage commissions charged in connection with the Partnership's investments. Since Units are being offered solely to ML & Co. employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating the employee-Limited Partner (i.e., as a fringe benefit). If the IRS were successful in such characterization, an amount equal to the fair market value of the underlying goods and services provided by the General Partner in connection with the Partnership might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a Partnership deduction in an amount corresponding to such income inclusion because some of such fees and expenses incurred by the General Partner on behalf of the Partnership would be attributable to nondeductible syndication expenses, or investment expenses subject to the limitations on deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnership's portfolio assets. See "Fringe Benefits" under "Tax Aspects of Investment in the Partnership--Other Tax Considerations".

     19. Possible Changes in Law. The rules dealing with Federal income taxation are under continual review by Congress and the IRS, resulting in frequent revisions of the Federal tax laws and regulations promulgated thereunder and revised interpretations of established concepts. No assurance can be given that, during the term of the Partnership, applicable Federal income tax laws or the interpretations thereof will not be changed in a manner that would have a material adverse effect on an investment in the Partnership.

E.  PARTNERSHIP AND CONTRACTUAL RISKS

     20. Funds Available from Offering. The potential profitability of the Partnership and the risks associated therewith could be affected by the amount of funds at its disposal. In the event the Partnership receives less than the maximum proceeds, its ability to invest in a diversity of investments and obtain a spreading of risk will be lessened and thus the risks associated with the investment may be increased. See "Investment Objective and Policies".

     21. Possible Loss of Limited Liability. The Partnership Agreement provides certain rights for the Limited Partners by vote of a majority-in-interest of the Limited Partners to, among other things, remove and replace the General Partner, amend the Partnership Agreement, dissolve the Partnership, approve or consent to certain actions of the General Partner and approve the sale of all or substantially all of the Partnership's assets. (As used in this Prospectus, "majority-in-interest" means the Limited Partners whose aggregate capital contributions represent over 50% of the aggregate capital contributions of all Limited Partners.) Although under current law in Delaware, the jurisdiction of the Partnership's organization, such rights are permitted without resulting in a loss of limited liability of Limited Partners, in some jurisdictions there is uncertainty as to whether the exercise of these rights under certain circumstances could cause the Limited Partners to be deemed general partners of the Partnership under applicable state laws with a resulting loss of limited liability. If the Limited Partners were deemed to be general partners of the Partnership, they would be generally liable for Partnership obligations (other than nonrecourse obligations), which could be satisfied out of their personal assets.

     In order to minimize the risk of general liability, the exercise of these rights by the Limited Partners is subject under the Partnership Agreement to the prior receipt of an opinion of counsel to the effect that the existence and exercise of such rights will not adversely affect the status of the Limited Partners as limited partners of the Partnership. If the Limited Partners receive such an opinion of counsel, the General Partner will pay the cost involved in obtaining such an opinion. See "Summary of the Partnership Agreement--Voting Rights". It should be noted that due to present and possible future uncertainties in this area of partnership law, it may be difficult or impossible to obtain an opinion of counsel to the effect that the Limited Partners may exercise certain of their rights without jeopardizing their status as Limited Partners.

     22. Repayment of Certain Distributions. In the event that the Partnership is unable otherwise to meet its obligations, its Limited Partners may be required to pay to the Partnership or to pay to creditors of the Partnership distributions previously received by them to the extent such distributions are deemed to have been wrongfully paid to them. In addition, Limited Partners may be required to repay to the Partnership any amounts distributed which are required to be withheld by the Partnership for tax purposes.

     23.   Absence of  Market for  Partnership  Units.   Purchasers of  Units
should view their interest in the Partnership as a long-term, illiquid investment. There is not now any market for Partnership Units and no market is expected to develop. See "Transferability of Units". In addition, Units will not be redeemable, except that the estate of any deceased Limited Partner will be able to elect to have the Limited Partner's Units repurchased by the General Partner or the Partnership for a price equal to the value of the Limited Partner's interest determined at the next succeeding annual appraisal date, which will generally occur as of the last day of the fiscal year. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the annual appraisal is sent to Limited Partners.

     24.   Reinvestment.  The General  Partner has the discretion to reinvest
all  Partnership  revenues.    See  "Summary  of  the  Offering--Reinvestment
Policy".

     25.  Dissolution.   The General  Partner has the  right to dissolve  the
Partnership without the consent of the Limited Partners at any time after January 1, 2003. See "Summary of the Offering--Dissolution".

                            COMPENSATION AND FEES

     The Partnership is designed to serve as an employee-benefit vehicle for employees of ML & Co. and its subsidiaries satisfying certain income requirements and is not intended to earn compensation or fees for ML & Co. or its affiliates. However, due to the structure of the Partnership, its management by an affiliate of ML & Co. and its proposed investment activities, some benefits will accrue to affiliates of ML & Co. and their employees, including the following:

     (i) The General Partner will receive a 1% interest in all items of Partnership income, gain, deduction, loss and credit, for which it will make no cash capital contribution beyond the $99.00 it contributed upon formation of the Partnership. However, the General Partner is generally obligated to pay, on behalf of the Partnership, all expenses incurred by the Partnership that are not paid by ML & Co. or its other subsidiaries, including brokerage costs and sales commissions (including sales commissions paid directly or indirectly to MLPF&S) and operating expenses. The General Partner will be entitled to receive annual reimbursements from the Partnership, in amounts of up to 0.5% of the Limited Partner's capital contributions (1%, if the capital contributions are less than $60 million), of operating expenses incurred by the General Partner with respect to the Partnership. Expenses paid by the General Partner which are not reimbursed to it will be treated as capital contributions of the General Partner and reflected in its capital account. Under the terms of the Partnership Agreement, upon dissolution of the Partnership, positive amounts in a
          Partner's capital account will be a priority item in the distribution of liquidated assets, and the General Partner will be entitled to such distributions, if any.

     (ii) To   the  extent  that   the  Partnership  invests   in  investment
          partnerships or other investment vehicles offered by MLPF&S ("Sponsored Programs"), the Partnership's purchase of such securities or assets will be counted toward the minimum sales requirements often included as a condition to "best efforts" offerings and therefore help satisfy conditions to MLPF&S's receipt of any compensation in connection with such offerings.

     (iii) Employees of affiliates of ML & Co. (including certain members of the Advisory Committee of the General Partner) are involved in the origination of investments that may be acquired by the Partnership and the sale or management of Sponsored Programs, and their compensation is in large part determined by or related to the success of such offerings. If the Partnership invests in these investments, such employees may benefit accordingly.

     (iv) If the Partnership invests in Sponsored Programs in which affiliates of the General Partner issue securities and/or perform management and other services for which they receive compensation, ML & Co. and its subsidiaries will derive such benefits. The Partnership's investment will, in all cases, be on the same terms as an investment offered to nonaffiliated parties.

     (v) To the extent the General Partner or its affiliates lend funds to the Partnership or any partnership or other entity in which the Partnership invests, the interest charges on such funds may be deemed to be additional compensation to the General Partner or such affiliates.

                               THE PARTNERSHIP

     The Partnership was formed on October 28, 1996, as a limited partnership under Delaware law for the purpose of enabling Qualified Investors to pool their investment resources in order to participate in certain investment opportunities that are sponsored by or become available to ML & Co. and its affiliates. It is intended that the Partnership serve as an investment vehicle which provides access to investment opportunities which are not otherwise available, thus serving as an incentive for Qualified Investors to remain as employees of ML & Co. and its affiliates.

     Upon the admission of Qualified Investors as Limited Partners, the Initial Limited Partner will withdraw as a Partner of the Partnership.

     The Partnership intends, whenever possible, to form, re-form or otherwise qualify to do business in all jurisdictions where such qualification is necessary to carry on Partnership business or to preserve the limited liability of the Limited Partners.

     The Partnership is a non-diversified, closed-end investment company. See "Exemptions from the Investment Company Act of 1940" for a summary of certain exemptions from the Investment Company Act applicable to the Partnership.

FINANCIAL STATUS OF THE PARTNERSHIP

     The  Partnership was formed  with a  minimal capitalization  of $100.00, consisting of capital contributions of $99.00 by the General Partner and $1.00 by the Initial Limited Partner. The Partnership has not commenced operations, other than temporarily to invest its start-up monies in a money market fund sponsored by a subsidiary of ML & Co. Because the General Partner is obligated to pay all the operating and overhead expenses of the Partnership, the Partnership has no current or long-term liabilities arising from such expenses. See "Financial Statements".

     The Partnership has adopted a calendar year for tax reporting purposes.

USE OF PROCEEDS

     All of the proceeds of the offering of Units will be contributed to the Partnership as capital contributions of the Limited Partners. After payment by the Partnership of organizational and offering expenses, estimated at $400,000, but not exceeding 1% of the proceeds of the offering, the net proceeds will be available for investment.

     The Partnership will expend substantially all of its funds for Partnership investments as soon as practicable. Pending selection of long-term investments, Partnership funds will be temporarily invested in money market instruments, securities issued by other investment companies and other marketable securities. The Partnership may maintain reserves for follow-on investments and other investment contingencies. See "Investment Objective and Policies". The Partnership may also maintain reserves to the extent necessary to reimburse the General Partner for expenses incurred by it as described below under "Capital Contributions; Partnership Expenses".

     Capital   contributions  of  Limited  Partners   will  be  held  by  the
Partnership in a Partnership account for the benefit of the Limited Partners and will be used only for the purposes set forth herein.

CAPITAL CONTRIBUTIONS; PARTNERSHIP EXPENSES

     The proceeds of the offering of Units will be contributed to the Partnership as capital contributions of the Limited Partners. The General Partner made an initial capital contribution of $99.00 to the Partnership upon its formation and will not make any further cash capital contribution upon the admission of subscribing Qualified Investors as Limited Partners; however, the General Partner will incur various expenses in connection with the operation of the Partnership for, among other items, legal and accounting fees, telephone charges, postage and other general and administrative items and out-of-pocket costs of examination, appraisal and negotiation of investments, which expenses may exceed the amounts for such expenses paid by ML & Co. or its other subsidiaries or reimbursed to it by the Partnership.
The General Partner will also be obligated to pay any sales or brokerage commissions charged in connection with Partnership investments, but will not be obligated to pay debt service or other interest charges incurred in connection with Partnership investments. The General Partner will be entitled to receive annual reimbursements from the Partnership, in amounts of up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million), of operating expenses incurred by the General Partner with respect to the Partnership. Expenses paid by the General Partner which are not reimbursed to it will be deemed to be a capital contribution by the General Partner to the Partnership. See "Compensation
and Fees".   The  General Partner  will deliver to the Partnership quarterly a certificate itemizing the Partnership expenses it has paid and maintain adequate records of such expenses.

PARTNERSHIP DISTRIBUTIONS AND ALLOCATIONS

     In general, during the term of the Partnership, all items of Partnership income, gain, deduction, loss or credit will be allocated 1% to the General Partner and 99% to the Limited Partners (except that losses will be allocated to the General Partner to the extent the Limited Partners' capital accounts equal zero and the General Partner's capital account is positive due to its payment of organizational expenses of the Partnership in excess of 1% of the Limited Partners' capital contributions and annual operating expenses in excess of 0.5% of Limited Partners' capital contributions (1%, if the capital contribution are less than $60 million)). Upon liquidation, gross income from the sale of the Partnerships assets will be allocated to the Partners in the amount of their negative capital account balances, then to the General Partner to the extent the amount of the capital contribution made by it to the Partnership is in excess of 1% of the Limited Partners' capital contributions, and thereafter 99% to the Limited Partners and 1% to the General Partner. These items will be allocated among the Limited Partners in the ratio the capital contribution of each Limited Partner (or the capital contribution attributable to the interest held by a transferee Limited Partner) bears to the total capital contributions of all Limited Partners.

     Distributable Cash, as defined in the Partnership Agreement, will be distributed 99% to the Limited Partners and 1% to the General Partner. The General Partner may also make distributions in kind of securities or assets held by the Partnership. Cash distributions will be credited to the Limited Partner's MLPF&S securities account specified in his Signature Page and Power of Attorney unless the General Partner is instructed otherwise by a Limited Partner.

     Allocations among the transferor and transferee of a Partnership interest are described under "Transferability of Units".

DISSOLUTION; DISTRIBUTIONS ON LIQUIDATION

     The Partnership term extends to December 31, 2037. However, pursuant to the Partnership Agreement, the General Partner may dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003. It is not the General Partner's intention to dissolve the Partnership prior to the time when the Partnership's equity investments have matured and the Partnership can dispose of its other portfolio investments. Other events causing dissolution are summarized under "Summary of the Partnership Agreement--Dissolution".

     In settling accounts after the sale of all Partnership property upon liquidation, the assets of the Partnership shall be paid out (i) to creditors (including any creditor who is a Partner), in the order of priority as provided by law; (ii) to each Partner in an amount equivalent to the positive amount of his capital account on the date of distribution, after giving effect to any allocation of profits or losses arising from sales on liquidation; and (iii) the balance, 99% to the Limited Partners and 1% to the General Partner.

     Upon liquidation, the General Partner may distribute Partnership assets in kind.

                    THE GENERAL PARTNER AND ITS AFFILIATES

     KECALP Inc., an indirect wholly-owned subsidiary of ML & Co., is the General Partner of the Partnership and as such will manage and control the business and affairs of the Partnership and invest Partnership funds. The General Partner is a Delaware corporation formed in June 1981 for the purpose of serving as general partner of employee benefit partnerships such as the Partnership, and has its business and executive offices at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 (telephone: (212) 236-7302). Although most of the officers and directors of the General Partner have been employed in the financial community for many years, the experience of the General Partner in managing portfolios of investments has been limited to the management of seven partnerships similar to the Partnership. The directors and principal officers of the General Partner and their business experience for the past five years are:

               John L. Steffens              Chairman of the Board and
                                             Director
               Matthias B. Bowman            President and Director
               Daniel P. Tully               Vice President and Director
               James V. Caruso               Vice President and Director
               Mark B. Goldfus               Vice President and Director
               Andrew J. Melnick             Vice President and Director
               Patrick J. Walsh              Vice President and Director
               Margaret E. Nelson            Secretary and Counsel
               Robert F. Tully               Vice President and Treasurer

     John L. Steffens, age 55, Chairman of the Board and Director. Mr. Steffens has served the General Partner as a member of the Board of Directors since 1981. Mr. Steffens is Vice Chairman and Head of the Domestic Private Client Group of ML & Co. From 1990-1996, Mr. Steffens was Executive Vice President and Head of the Private Client Group of ML & Co. Prior to that, from July 1985, he was President of the Consumer Markets Sector of ML & Co.

     Matthias B. Bowman, age 48, President, Chief Investment Officer and Director. Mr. Bowman has served the General Partner in various capacities since 1981. Mr. Bowman has been a Managing Director in the Investment Banking Group of ML & Co. since 1978 and a Vice Chairman since 1993. Mr. Bowman is Chief Investment Officer of the General Partner and the Manager of a department within the Investment Banking Group that has responsibility for most of the Group's principal investments. Prior to 1994, Mr. Bowman managed a department that was responsible for maintaining ML & Co.'s relationship with several corporate clients and financial investors.

     Daniel P. Tully,  age 65, Vice  President and Director.   Mr. Tully  was
elected to the Board of Directors of the General Partner in April 1997. Prior to April 15, 1997 when he retired from ML & Co., Mr. Tully was Chairman of the Board of ML & Co. Mr. Tully was Chief Executive Officer of ML & Co. from May 1992 until December 1996. He became Chairman of the Board and CEO in June 1993. Mr. Tully was President and Chief Operating Officer of ML & Co. from 1985 until 1992.

     James V. Caruso, age 45, Vice President and Director. Mr. Caruso has served the General Partner in various capacities since 1981 and as a member of the Board of Directors since 1986. Mr. Caruso is a Director in the Investment Banking Group of ML & Co., managing the Investment Banking Group Corporate Accounting Department and the Controller's area of the Partnership Analysis and Finance Department. He also serves as the Chief Financial Officer from ML & Co.'s key employee investment partnerships and Treasurer of Merrill Lynch Capital Partners, Inc., the general partner of two institutional leveraged buyout funds. Since June 1992, Mr. Caruso has also performed administrative services for Merrill Lynch's retail partnerships.

     Mark B. Goldfus, age 50, Vice President and Director. Mr. Goldfus was elected to the Board of Directors of the General Partner in 1997. Mr. Goldfus is General Counsel of the Corporate Law Department of ML & Co. and a Senior Vice President of MLPF&S. From January 1985 until April 1997, Mr. Goldfus was Vice President of Merrill Lynch Asset Management.

     Andrew J. Melnick, CFA, age 55, Vice President and Director. Mr. Melnick has served the General Partner as a Director since 1990. Mr. Melnick is a Senior Vice President of MLPF&S and co-head of Global Research & Economics at ML & Co. From 1988 to March 1997, Mr. Melnick was Director of the Global Fundamental Equity Research Department.

     Patrick J. Walsh, age 53, Vice President and Director. Mr. Walsh has served the General Partner as a member of the Board of Directors since 1991. Mr. Walsh is Senior Vice President, Director of Human Resources of ML & Co. From 1984 to January 1991, Mr. Walsh managed Asset Accumulation Services in the Consumer Markets Sector of ML & Co. and was responsible for managing and marketing various account services tailored to individual investors.

     Margaret E. Nelson, age 47, Secretary and Counsel. Ms. Nelson has served the General Partner as Counsel and Corporate Secretary since 1993. Ms. Nelson is a Vice President and Senior Counsel in the Corporate Law Department of the General Counsel's Office of ML & Co.

     Robert F. Tully, age 49, Vice President and Treasurer. Mr. Tully has served the General Partner as a Vice President and Treasurer since 1993. Mr. Tully has been a Vice President in the Investment Banking Group of ML & Co. since 1989.

     In addition, the General Partner has established an advisory committee (the "Advisory Committee") to assist the directors and principal officers of the General Partner in evaluating investment opportunities presented to the Partnership. The members of the Advisory Committee and their business experience for the past five years are:

          Kevin K. Albert
          James J. Burke, Jr.
          Kevin M. Cox
          Robert J. Farrell
          Alain Lebec
          G. Kelley Martin
          Alison J. Mass
          E. Stanley O'Neal
          Stephen I. Silverman
          Charles K. Sweeney
          Nathan C. Thorne

     Kevin K. Albert, age 44. Mr. Albert was appointed to the Committee of Advisors of the General Partner in April 1997. Mr. Albert is head of the Private Equity Group of ML & Co. Mr. Albert has also served as a Managing Director in the Investment Banking Group since 1988 and as a Vice President in such group from 1983 to 1988.

     James J. Burke, Jr., age 45. Mr. Burke has served the General Partner in various capacities since 1987. Mr. Burke is a Managing Partner and Director of Stonington Partners, Inc., a private investment firm, a position that he has held since 1993. He has also been a member of the Board of Directors of MLCP since 1987. He was the Managing Partner of MLCP from 1993 to July 1994 and President of MLCP from 1987 to 1994. Mr. Burke was also a Managing Director of the Investment Banking Division of MLPF&S from 1985 to 1994.

     Kevin M. Cox, age 44. Mr. Cox has served the General Partner as a member of the Committee of Advisors since 1990. Mr. Cox is a Managing Director and head of the Leveraged Finance Group in New York. Prior to that he was head of MLPF&S's Investment Banking office in Tokyo. Mr. Cox, who has been with Merrill Lynch since 1984, has also held various positions in the Merchant Banking, High Yield and Treasury/Finance departments.

     Robert J. Farrell, age 64. Mr. Farrell has served the General Partner in various capacities since 1981. Mr. Farrell is Senior Investment Advisor for MLPF&S. From 1968 to March, 1992, he served as Chief Market Analyst and Manager of the Market Analysis Department of the Securities Research Division of MLPF&S. Mr. Farrell has served as a Senior Vice President of MLPF&S since January, 1986.

     Alain Lebec, age 47. Mr. Lebec has served the General Partner in various capacities since 1987. Mr. Lebec is a Vice Chairman of the Investment Banking Group of ML & Co. Mr. Lebec joined ML & Co. as a Managing Director in the Investment Banking Group and as a Vice President of MLPF&S in 1984, and, within MLPF&S's Investment Banking Group, has been co-head of its Mergers and Acquisitions Department from 1988 to 1993 and head or co-head of its Telecommunications, Media and Technology Department from 1993 to 1996 before being named a Vice Chairman of Investment Banking in 1996.

     G. Kelly Martin, age 38. Mr. Martin was appointed to the Committee of Advisors of the General Partner in April 1997. Mr. Martin is Chief Operating Officer of ML & Co.'s Corporate and Institutional Client Group, a position he has held since 1993, and serves as CICG's Chief Technology Officer.

     Alison J. Mass, age 38. Ms. Mass has served the General Partner as a member of the Committee of Advisors since 1994. Ms. Mass is a Managing Director in the Investment Banking Group of ML & Co. She has responsibility for the Global Consumer Products Industry Group. Ms. Mass also serves as the Chair for the Investment Banking Promotions Committee. Ms. Mass joined ML & Co. in 1990.

     E. Stanley O'Neal, age 45. Mr. O'Neal has served the General Partner as a member of the Committee of Advisors since 1994. Mr. O'Neal is an Executive Vice President of ML & Co. and Co-head of ML & Co.'s Corporate and Institutional Client Group. From 1995 to 1997, Mr. O'Neal was head of Global Capital Markets and prior to 1995, Mr. O'Neal was responsible for the Financial Services Group. Mr. O'Neal joined ML & Co. in 1986.

     Stephen I. Silverman, age 46. Mr. Silverman was appointed to the Committee of Advisors of the General partner in April 1997. Mr. Silverman is a Vice President and portfolio manager of the Merrill Lynch Pacific Fund, a position he has held since 1983, and the Merrill Lynch Global Value Fund.

     Charles K. Sweeney, age 55. Mr. Sweeney has served the General Partner as a member of the Committee of Advisors since 1993. Mr. Sweeney joined MLPF&S in 1965 as a member of the Junior Executive Training Program. Since 1966, he has continued to work as a Financial Consultant within both the Private Client and Capital Markets Groups of the firm. He was elected a Senior Vice President - Investments in 1989.

     Nathan C. Thorne, age 43. Mr. Thorne has served the General Partner as a member of the Committee of Advisors since 1995. Mr. Thorne has been a Managing Director in the Investment Banking Group of ML & Co. since 1986. Mr. Thorne has managed many different departments within MLPF&S's Investment Banking Group including the High Yield Finance and Restructuring Group and is presently a member of a department within the Investment Banking Group that has responsibility for the Group's principal investments.

AUTHORITY OF THE GENERAL PARTNER

     The General Partner will have the authority to make all decisions regarding the acquisition, financing, operation, management and ultimate disposition of Partnership investments, assets and properties. The Board of Directors of the General Partner will approve all investments made by the Partnership and will be responsible for the general supervision and administration of Partnership activities. In investing the Partnership's capital, the General Partner will consider those investments proposed by unrelated third parties as well as opportunities presented to the Partnership by affiliates of the General Partner. All investments chosen by the General Partner for the Partnership, whether from third parties or from other opportunities presented to the Partnership by affiliates, will be evaluated independently of each other and chosen only if the General Partner believes they are suitable for and in the best interest of the Partnership. The General Partner is unable to predict to what extent Partnership investments will be made in affiliate-proposed investments or investment opportunities proposed by unrelated third parties. The General Partner will execute or cause to be executed any and all agreements, purchase orders, debt agreements, documents, certificates and other instruments necessary for the purchase of, and investment in, assets by the Partnership. See "Conflicts of Interest" and "Investment Objective and Policies".

FINANCIAL STATUS OF THE GENERAL PARTNER

     The General Partner was formed with minimal capitalization. The General Partner has agreed to use its best efforts at all times to maintain its net worth at a level necessary to meet any present or future requirements of the Federal income tax law regarding the net worth of a general partner of a limited partnership. ML & Co. will issue a demand promissory note to the General Partner in an amount necessary to meet current requirements and provide the General Partner with such funds as are necessary to meet its other obligations under the Partnership Agreement. See "Financial Statements".

SIGNIFICANT AFFILIATES OF THE GENERAL PARTNER

     MLPF&S and the General Partner are both wholly-owned subsidiaries of ML & Co. It is anticipated that ML & Co. and the Investment Banking Group within MLPF&S will be important sources of Partnership investments, particularly with respect to leveraged buyout, corporate restructuring and recapitalization and real estate transactions, and that other groups within MLPF&S and other subsidiaries of ML & Co. may also be sources of investments.

PRIOR PARTNERSHIPS

     The General Partner also acts as the general partner for Merrill Lynch KECALP L.P. 1994 (the "1994 Partnership"), Merrill Lynch KECALP L.P. 1991 (the "1991 Partnership"), Merrill Lynch KECALP L.P. 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1987 (the "1987 Partnership"), Merrill Lynch KECALP L.P. 1986 (the "1986 Partnership"), Merrill Lynch KECALP L.P. 1984 (the "1984 Partnership") and Merrill Lynch KECALP Growth Investments Limited Partnership 1983 (the "1983 Partnership", and together with each of such other partnerships, the "KECALP Partnerships"). The limited partnership interests in these partnerships were offered only to certain employees and directors of ML & Co. and its subsidiaries. Set forth below is information concerning these investments by the partnerships. This information should not be construed to indicate that the Partnership will or could make investments that will produce results comparable to those of the investments made by the earlier partnerships. Investors should note that the average annual return of an investment in the KECALP Partnerships may be adversely affected by delays in the making and realizing of investments. The Partnership expects that the types of investments it will make will more closely resemble those of the 1994 Partnerships than the earlier partnerships. In addition, the Partnership may invest in international investments and investment funds to a greater extent than have other KECALP Partnerships.

1994 PARTNERSHIP

     The 1994 Partnership closed its subscription offering on September 21, 1994, at which time it sold 40,384 units of partnership interest to 1,401 investors for $40,384,000. As of December 31, 1996, the Partnership has invested or committed approximately $42.8 million of its initial $40.4 million in assets to 22 portfolio investments. As a result, at such date, approximately $1.6 million remained to be invested or committed. Existing investments consist of investments in nine leveraged buyout transactions (with an aggregate cost of $13.5 million), one financial restructuring and recapitalization (with an aggregate cost of $4.6 million), one real estate related transaction (with an aggregate cost of $2.0 million), four venture capital transactions (with an aggregate cost of $6.5 million) and seven other types of transactions, including four private fund investments (with an aggregate cost of $16.2 million).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1994 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by or on behalf of the 1994 Partnership.



                                             Date of        Date of
    Classification         Company           Purchase        Sale          Cost          Proceeds
Leveraged Buyout     Mail-Well, Inc.           7/95          3/96       $  263,089        $  636,875
Leveraged Buyout     Westlink Holdings,        7/95          5/96        2,114,825         4,672,000
                     Inc.
Leveraged Buyout     Mail-Well, Inc.           7/95          6/96          704,456         1,592,857
Leveraged Buyout     Revere Holding            1/95          12/96       1,800,000         4,890,600
                     Corporation
Leveraged Buyout     Mail-Well, Inc.          12/94          12/96         304,976         1,240,274
Total                                                                   $5,187,346       $13,032,606
NET PROFIT REALIZED                                                                       $7,845,260



1991 PARTNERSHIP

     The 1991 Partnership closed its subscription offering on September 11, 1991, at which time it sold 20,799 units of limited partnership interest to 964 investors for $20,799,000. By July 20, 1995, the 1991 Partnership had invested in or committed to 18 investments with an aggregate purchase price of $22.1 million. Eighteen were made in leveraged buyouts ($20.5 million) and one in real estate ($1.6 million).

     Set forth below is a chart showing the results, as of August 31, 1996, of completed equity transactions with respect to the 1991 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by or on behalf of the 1991 Partnership.



                                             Date of        Date of
    Classification         Company           Purchase        Sale          Cost          Proceeds

Leveraged Buyout     First USA, Inc.           9/91          2/93         $ 52,913        $  162,037
Leveraged Buyout     First USA, Inc.           9/91          3/93            3,052             9,345
Leveraged Buyout     Hospitality               1/92          7/93          345,751         1,009,411
                     Franchise Systems,
                     Inc.
Leveraged Buyout     First USA, Inc.           9/91          8/93           68,808           390,261
Leveraged Buyout     Hospitality               1/92          11/93         315,159         1,244,700
                     Franchise Systems,
                     Inc.
Leveraged Buyout     Hospitality               1/92          2/94          339,090         1,726,943
                     Franchise Systems,
                     Inc.
Leveraged Buyout     First USA, Inc.           9/91          3/94           62,649           451,075
Leveraged Buyout     First USA, Inc.           9/91          1/95           12,750           103,674
Leveraged Buyout     First USA, Inc.           9/91          3/95          139,880         1,327,052
Leveraged Buyout     Triarc Companies,         4/93          7/95        1,500,000         1,963,158
                     Inc
Leveraged Buyout     Mail-Well, Inc.           2/94          3/96          244,723           636,875
Leveraged Buyout     American Re               9/92          3/96        1,500,000         5,967,188
                     Corporation
Leveraged Buyout     Westlink Holdings,        7/94          5/96        1,000,000         2,336,000
                     Inc.
Leveraged Buyout     Mail-Well, Inc.           2/94          6/96          655,277         1,592,857
Leveraged Buyout     ACE Limited               9/93          11/96       1,000,000         1,862,789
Leveraged Buyout     Blue Bird                 4/92          11/96       1,500,000         3,300,000
                     Corporation
Leveraged Buyout     Mail-Well, Inc.          12/94          12/96         304,976         1,240,274
Total                                                                   $9,045,028       $25,323,639
NET PROFIT REALIZED                                                                      $16,276,611



1989 PARTNERSHIP

     The 1989 Partnership closed its subscription offering on May 16, 1989, at which time it sold 21,096 units of limited partnership interest to 843 investors for $21,096,000. By May 1, 1992, the 1989 Partnership was fully invested in 24 investments with an aggregate purchase price of $23.1 million. Of the 24 investments, 23 were in leveraged buyouts ($22.6 million) and one in venture capital ($500,000).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1989 Partnership. The dates of purchase refer to the dates on which investments were acquired by or on behalf of the 1989 Partnership.



                                       Date of
   Classification       Company        Purchase    Date of Sale          Cost            Proceeds
Leveraged Buyout   RJR Nabisco           5/91          9/92            $     5,071      $ 2,407,194
                   Holding Corp.
Leveraged Buyout   RJR Nabisco           5/91          12/92             2,535,044        3,621,389
                   Holding Corp.
Leveraged Buyout   First USA, Inc.       5/91          2/93                 83,961          379,830
Leveraged Buyout   First USA, Inc.       8/91          2/93                316,370          968,837
Leveraged Buyout   First USA, Inc.       5/91          3/93                 17,193           77,778
Leveraged Buyout   First USA, Inc.       5/91          8/93                376,132        3,151,488
Leveraged Buyout   First USA, Inc.       5/91          8/93                 17,463          146,317
Leveraged Buyout   First USA, Inc.       5/91          3/94                358,358        3,811,597
Leveraged Buyout   Eckerd                5/91          5/94                139,512          517,378
                   Corporation
Leveraged Buyout   Ann Taylor Stores     5/91          5/94                895,676        3,370,105
                   Corporation
Leveraged Buyout   CMI Acquisition       5/91          8/94                252,581                0(A)
                   Corporation
Leveraged Buyout   Ann Taylor Stores     5/91          12/94               297,510        1,423,450
                   Corporation
Leveraged Buyout   Kash n' Karry         5/91          12/94               253,050                0
                   Food Stores, Inc.
Leveraged Buyout   First USA, Inc.       5/91          1/95                 74,801          898,508
Leveraged Buyout   First USA, Inc.       5/91          3/95                798,261       11,187,510
Leveraged Buyout   Eckerd                5/91          8/95                161,754        1,018,839
                   Corporation
Leveraged Buyout   Houlihan's            5/91          8/95                      1           69,660
                   Restaurant Group,
                   Inc.
Leveraged Buyout   Esstar                5/91          9/95              1,601,960          324,415
                   Incorporated
Leveraged Buyout   London Fog            5/91          5/95              2,259,221                0
                   Industries
Leveraged Buyout   Caterair Holdings     5/91          11/95               138,817                0
                   Corporation
Leveraged Buyout   Eckerd                5/91          12/95               264,141        2,362,673
                   Corporation
Leveraged Buyout   Caterair Holdings     5/91          12/95               788,769           26,008
                   Corporation
Venture Capital    TranSwitch            7/89          12/95               183,232          748,173
                   Corporation
Venture Capital    TranSwitch            7/89          1/96                297,461          899,338
                   Corporation
Leveraged Buyout   El Holdings, Inc.     5/91          1/96                323,074          318,887
Leveraged Buyout   Simmons Company       5/91          3/96                744,130        2,757,345
Leveraged Buyout   Loehmann's            5/91          5/96                 61,609          213,245
                   Holdings
Leveraged Buyout   Loehmann's            5/91          6/96                183,393          301,325
                   Holdings
Leveraged Buyout   Loehmann's            5/91          11/96               202,555        1,136,384
                   Holdings
Leveraged Buyout   Blue Bird             4/91          11/96               425,000          935,000
                   Corporation
Leveraged Buyout   Eckerd                5/91          12/96                81,763          600,320
                   Corporation
Total                                                                  $14,137,863      $43,672,993
NET PROFIT REALIZED                                                                     $29,535,130



_________________
(A)  Received stock in Fleming Companies worth $231,044


1987 PARTNERSHIP

     The 1987 Partnership closed its subscription offering on May 28, 1987, at which time it sold 13,549 units of limited partnership interest to 895 investors for $13,549,000. By May 23, 1991, the 1987 Partnership was fully invested or committed to invest in 26 investments with an aggregate purchase price of $15.3 million. Of the 26 investments or commitments, 18 were in leveraged buyouts ($10.6 million), seven in venture capital situations ($2.7 million) and one in real estate ($2.0 million).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1987 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by or on behalf of the 1987 Partnership.


                                             Date of      Date of
   Classification         Company            Purchase       Sale         Cost           Proceeds
Leveraged Buyout   Mueller Holdings,           11/88       11/88      $    62,507     $    169,124
                   Inc.
Leveraged Buyout   Apparel Marketing           5/89         5/89          158,872        1,124,950
                   Industries, Inc.
Leveraged Buyout   GU Acquisition              7/89         7/89        1,373,836        2,497,239
                   Corporation
Venture Capital    Telecom USA                 6/89         7/89          440,616          649,625
Venture Capital    Magnesys                    9/88        12/89          253,073                0
Venture Capital    TCOM Systems, Inc.          12/87        3/91          581,791                0
Venture Capital    Meteor Message              9/88         9/91          308,086                0
                   Corporation
Leveraged Buyout   GND Holdings                7/89         6/92                0        1,215,869
                   Corporation
Leveraged Buyout   Peter J. Schmitt Co.,       5/91         6/92          190,580                0
                   Inc.
Venture Capital    IDEC Pharmaceuticals        6/89         7/92           16,304           88,244
                   Corporation
Leveraged Buyout   RJR Nabisco Holdings        5/91         9/92            2,901        1,374,093
                   Corporation
Leveraged Buyout   John Alden Financial        5/91        10/92          248,476          230,257
                   Group
Venture Capital    Bolt, Barenek &             3/89        11/92          554,128           19,956(A)
                   Newman
Leveraged Buyout   RJR Nabisco Holdings        5/91        12/92        1,450,665        2,066,766
                   Corporation
Leveraged Buyout   General Felt                5/91         3/93          237,846          359,023
                   Industries
Leveraged Buyout   John Alden Financial        5/89        11/93           20,705          645,439
                   Group
Leveraged Buyout   Servam Corporation          5/91        12/93           26,048                0
Leveraged Buyout   Ann Taylor Stores           5/91         5/94           42,456          159,748
                   Corporation
Leveraged Buyout   John Alden Financial        5/89         6/94            2,797          116,223
                   Group
Leveraged Buyout   John Alden Financial        5/89         8/94           25,438          945,182
                   Group
Leveraged Buyout   Borg-Warner                 9/88        10/94          118,836          476,350
                   Automotive, Inc.
Leveraged Buyout   Borg-Warner                 9/88        11/94            1,429            5,728
                   Automotive, Inc.
Leveraged Buyout   Ann Taylor Stores           5/91        12/94           16,257           78,620
                   Corporation
Leveraged Buyout   Kash 'N Karry Food          5/91        12/94           96,951                0
                   Stores, Inc.
Leveraged Buyout   John Alden Financial        5/89         1/95           24,702          789,447
                   Group
Leveraged Buyout   Apparel Marketing           5/89        12/95                0          179,079
                   Industries, Inc.
Venture Capital    TranSwitch                  12/88       12/95           72,800          406,300
                   Corporation
Venture Capital    TranSwitch                  12/88        1/96          127,200          524,100
                   Corporation
Leveraged Buyout   El Holdings, Inc.           5/91         1/96        1,181,250          235,139(B)
Leveraged Buyout   Simmons Company             5/91         3/96          858,253        3,180,222
Leveraged Buyout   Loehmann's Holdings         5/91         5/96           61,609          213,245
Leveraged Buyout   Loehmann's Holdings         5/91         6/96          183,393          301,325
Leveraged Buyout   Borg-Warner                 9/88         8/96                            2,513,242
                   Automotive, Inc.                                419,400
Leveraged Buyout   Lochmann's Holdings         5/91        11/96          202,555        1,136,384
Leveraged Buyout   Borg-Warner                 9/88       2-3/97          547,033        3,855,886
                   Automotive, Inc.
Total                                                                  $9,908,793      $25,556,886
NET PROFIT REALIZED                                                                    $15,648,093



-----------------
(A) Received shares of Bolt, Barenek & Newman as part of dissolution of partnership.
(B)  Received  shares  of  E1  Holdings  as  part  of  the   sale  of  Esstar
     Incorporated.


1986 PARTNERSHIP

     The 1986 Partnership closed its subscription offering on April 15, 1986, at which time it sold 7,234 units of limited partnership interest to approximately 500 investors for $7,234,000. By May 10, 1991, the Partnership was fully invested in 26 investments with an aggregate purchase price of $8.3 million. Of the 26 investments, 16 were in venture capital situations ($4.4 million), nine in leveraged buyouts ($3.1 million) and one in a package of securities in connection with a recapitalization ($759,000).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1986 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by or on behalf of the 1986 Partnership.





                                            Date of        Date of
   Classification         Company           Purchase        Sale            Cost          Proceeds
Venture Capital    FGIC Corporation           6/86          3/88         $1,084,447      $ 1,889,415
Venture Capital    Dallas Semiconductor       4/86          5/88            203,867          470,412
                   Corporation
Venture Capital    Data Recording             2/88          6/88            202,450                0
                   Systems, Inc.
Venture Capital    Alliant Computer           6/86          7/88            158,529           95,375
                   Systems Corp.
Leveraged Buyout   CMI Holdings, Inc.         1/88          4/89             45,349          153,451
Other              Varity                     4/89          4/89            758,842        1,906,283
Leveraged Buyout   Printing Holdings,         4/89          4/89            649,949        2,135,285
                   L.P.
Leveraged Buyout   Amstar Corporation         1/88          7/89            354,728        1,303,520
Venture Capital    Intek Diagnostics,         8/86          9/89            104,534                0
                   Inc.
Leveraged Buyout   Education Management       4/89          10/89           192,432          643,824
                   Corp.
Venture Capital    Qume Corporation           8/86          4/90            211,193          485,625
Venture Capital    Computer-Aided Design      1/88          9/90            117,183                0
                   Group
Venture Capital    International Power        2/87          9/90            208,592           61,466
                   Technology, Inc.
Venture Capital    Robert Wooldridge &        7/87          9/90            205,882                0
                   Co.
Venture Capital    Shared Resource            2/87          9/90            262,501                0
                   Exchange, Inc.
Leveraged Buyout   Prince Holdings, Inc.      5/89          10/90           147,601        1,400,807
Venture Capital    IDEXX Corporation          2/87          6/91             33,583           66,388
Venture Capital    Computer-Aided Design      1/88          9/91             39,061                0
                   Group
Venture Capital    ViewLogic Systems,         6/86          12/91           212,874        1,474,388
                   Inc.
Venture Capital    IDEXX Corporation          2/87          1/92            178,312          580,571
Venture Capital    Enhance Financial          4/89          2/92            238,366          332,558
                   Services Group Inc.
Leveraged Buyout   ALLTEL Corporation         2/87          7/92             11,589          163,649
Venture Capital    Enhance Financial          4/89          8/92            251,042          369,949
                   Svcs. Group Inc.
Venture Capital    Zentec Corporation        12/86          9/92            277,500                0
Leveraged Buyout   ALLTEL Corporation         2/87          3/93             24,277          428,451
Venture Capital    BehaviorTech, Inc.         8/86          7/93            105,669            9,900
Leveraged Buyout   ALLTEL Corporation         2/87          8/93             25,480          483,124
Leveraged Buyout   ALLTEL Corporation         2/87          11/93            12,071          240,807
Leveraged Buyout   Eckerd Corporation         4/89          5/94             91,725          381,088
Leveraged Buyout   Borg-Warner                9/88          11/94            24,076           96,419
                   Automotive, Inc.
Leveraged Buyout   Eckerd Corporation         4/89          12/94            17,561          110,000
Leveraged Buyout   Eckerd Corporation         4/89          4/95             17,561          114,711
Leveraged Buyout   Eckerd Corporation         4/89          8/95             95,400          673,195
Leveraged Buyout   Eckerd Corporation         4/89          12/95           286,372        1,561,177
Venture Capital    Shared Resource            2/87          12/95            87,500                1
                   Exchange, Inc.
Leveraged Buyout   World Color Press,         4/89          1/96            480,806          922,012
                   Inc.
Leveraged Buyout   Borg-Warner                9/88          8/96        83,960         502,661
                   Automotive, Inc.
Leveraged Buyout   Education Management       4/89          11/96                 0          133,278
                   Corporation
Leveraged Buyout   Eckerd Corporation         4/89          12/96            41,993          396,655
Leveraged Buyout   Borg-Warner                9/88          2/97             95,147          670,059
                   Automotive, Inc.
Leveraged Buyout   Borg-Warner                9/88          3/97             14,358          101,112
                   Automotive, Inc.
Total                                                                    $7,654,361      $20,357,616
NET PROFIT REALIZED                                                                      $12,703,255



1984 PARTNERSHIP

     The 1984 Partnership closed its subscription offering on May 22, 1984, at which time it sold 3,747 units of limited partnership interest to approximately 300 investors for $3,747,000. By February 3, 1988, the 1984 Partnership was fully invested in 23 investments with an aggregate purchase price of $4.1 million. Of the 23 investments, six were in real estate ($750,000), nine in venture capital ($1.6 million), five in leveraged buyouts ($1.1 million), one in oil and gas ($350,000), one in equipment leasing ($250,000) and one in research and development ($90,000).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1984 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by or on behalf of the 1984 Partnership.


                                          Date of       Date of
  Classification          Company         Purchase         Sale            Cost           Proceeds
Real Estate        Cortland                 6/84          12/86         $    82,416   $     43,772
Venture Capital    California Devices,      12/85          8/87             150,000              0
                   Inc.
Leveraged Buyout   Denny's, Inc.            9/86           9/87             399,968      1,898,631
Leveraged Buyout   Ithaca Corporation       4/86           1/88             422,563      7,448,000
Venture Capital    FGIC Corp.               6/86           3/88             601,205      1,133,550
Venture Capital    Alliant Computer         6/86           7/88             101,225         63,563
                   Systems Corp.
Venture Capital    Data Recording           2/85           8/88             152,444              0
                   Systems
Leveraged Buyout   Printing Holdings,       4/89           4/89             115,706        376,815
                   L.P.
Leveraged Buyout   New Axia Holdings        9/86          12/89              31,225        262,500
                   Corporation
Venture Capital    Intek Diagnostics,       8/86          12/89             100,980              0
                   Inc.
Leveraged Buyout   C.C. Packaging, Inc.     9/86           3/90              11,223         15,110
Venture Capital    Shared Resource          2/87           9/90              74,999              0
                   Exchange, Inc.
Oil and Gas        Berresford               11/84          3/93             350,000             70
                   Enterprises-Jerry
                   1984
Venture Capital    BehaviorTech, Inc.       8/86           7/93              70,973          6,930
Venture Capital    Private Satellite        8/84           9/93             158,575         30,665
                   Network, Inc.
Leveraged Buyout   Axia Incorporated        9/86           3/94                   0         86,120
Equipment          Dry Van Trailers         11/84          9/94             250,572        149,650
Financing
Venture Capital    Acuity Imaging           12/85         12/94             200,000        227,496
                   Corporation (Itran)
Real Estate        JMB Income               11/85         12/95              34,335         12,010
                   Properties, Ltd. -
                   VIII
Venture Capital    Shared Resource          2/87          12/95              25,000              1
                   Exchange, Inc.
Leveraged Buyout   World Color Press,       4/89           1/96        84,848              162,718
                   Inc. (Printing
                   Holdings, L.P.)
Real Estate        JMB Income               11/85         12/96               6,488          4,469
                   Properties, Ltd.-IX
Total                                                                    $3,424,745    $11,922,070
NET PROFIT REALIZED                                                                    $ 8,497,325



1983 PARTNERSHIP

     The 1983 Partnership closed its subscription offering on May 20, 1983, at which time it sold 6,915 units of limited partnership interest to approximately 600 investors for $6,915,000. By March 2, 1987, the 1983 Partnership was fully invested with 21 investments with an aggregate purchase price of approximately $7.6 million. Of the 21 investments, four were in venture capital ($1.3 million), three in leveraged buyouts ($1.0 million), six in real estate ($2.8 million), three in oil and gas ($900,000), three in equipment financing ($1.1 million) and two in research and development ($500,000).

     Set forth below is a chart showing the results as of March 31, 1997, of completed equity transactions with respect to the 1983 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by or on behalf of the 1983 Partnership.



                                                Date of
   Classification             Company           Purchase  Date of Sale      Cost          Proceeds
Leveraged Buyout    Signode Industries            12/85       9/86       $   761,003     $ 8,096,509
Venture Capital     UAS Automation Systems,       6/83        11/86          100,003         394,520
                    Inc.
Equipment Financing Aztex Associates, L.P.        5/83        12/86          142,224               0
Research & Devlpmt. BRN R/S Expert, L.P.          6/84        5/87           230,000         769,531
Leveraged Buyout    Denny's, Inc.                 9/86        9/87           199,984         949,315
Venture Capital     FGIC Corporation              8/85        3/88         1,000,000       1,649,840
Venture Capital     Alliant Computer Systems      6/86        7/88           100,000          63,563
                    Corp.
Leveraged Buyout    Medical Disposables           6/86        4/90            65,000         162,070
                    Company
Oil and Gas         Posse Petroleum, Ltd.         10/83       2/91           176,469          60,000
Research and        NPI Plant Research, Ltd.      4/84        3/91           232,500          25,000
Devlpmt.
Equipment Financing Cortlandt Intermodal          6/83        4/92           500,000         180,624
                    Leasing
Oil and Gas         Berresford Enterprises-       11/84       3/93           150,000              30
                    Jerry 1984
Oil and Gas         Berresford Enterprises-       10/83       3/93           550,000              55
                    Margaret #1
Real Estate         Casselberry-Oxford            6/83        12/95          840,007         140,000
                    Associates, L.P.
Research and        Windpower Partners 1983-1     6/83        12/95          540,350          14,000
Development
Real Estate         Capital Realty Investors -    6/83        2/96       452,500       19,385
                    II
Venture Capital     ML Venture Partners I L.P.    6/83        9/96            39,249           4,140
Total                                                                     $6,096,789     $12,528,582
NET PROFIT REALIZED                                                                      $ 6,431,793


                      INVESTMENT OBJECTIVE AND POLICIES

GENERAL

     The investment objective of the Partnership is to seek long-term capital appreciation. It is expected that a significant portion of the Partnership's assets will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, transactions involving financial restructurings, recapitalizations of operating companies, financings of companies in an early stage of development and opportunities in the technology sector. Investments in non-U.S. issuers may include opportunities in both the emerging markets and developed countries. Investments may also be made in real estate opportunities and in venture capital transactions. These investments are described below. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for capital appreciation. The Partnership's investments may be made directly in portfolio companies or through the purchase of interests in other investment funds. Current income will not generally be a significant factor in the selection of investments. The Partnership may not change its investment objective unless authorized by the vote of a majority-in-interest of the Limited Partners of the Partnership. There can be no assurance that the investment objective of the Partnership will be realized.

     While privately-offered equity investments of the types expected to be acquired by the Partnership generally have the potential for achieving greater appreciation than investments in publicly-traded securities of established companies, these investments are highly speculative and involve substantial risks which are increased by the long-term nature and limited liquidity of such investments. It is anticipated that the proceeds of the offering will be invested, or committed for investment, within three to four years after the date the Partnership commences operations. It is also anticipated that the Partnership will not reinvest proceeds from the sale of portfolio investments except that the General Partner may consider reinvestments to the extent initial investments are disposed of within two years from the closing of the sale of Units or in connection with follow-on investments made in existing portfolio companies.

     The Partnership may invest, without limit, in the securities of non-U.S. corporations and other issuers. While there are no prescribed limits on the geographic allocation of the Partnership's international investments, the Partnership expects that a substantial portion of these investments may be made in developing countries, including developing countries located in the Far East, the Indian subcontinent, Eastern Europe (including the former
Soviet Union) and Latin America.   The General Partner believes that  private
equity investments in growing companies in developing countries are consistent with the Partnership's investment objective and can provide attractive opportunities in light of the fact that emerging capital markets are not as developed as those in Western Europe and the United States.

     In addition to its direct investments, the Partnership may invest in U.S. or non-U.S. investment funds offering opportunities consistent with its investment objective. The Partnership expects that investments in investment funds organized or operating outside the United States will be made to facilitate the Partnership's investments in selected regions or industries. In addition, such investments may be made when it is considered more efficient to invest in a particular market on an indirect basis rather than through direct investments in non-U.S. issuers. The Partnership expects that domestic investment funds in which it invests will generally emphasize the types of equity securities in which the Partnership invests directly. Examples include funds investing in buyout opportunities, recapitalizations transactions involving financial restructuring and funds with a focus on technology or real estate. The Partnership may also invest in hedge funds as described below. The General Partner believes that investment funds may have access to certain investment opportunities that will not otherwise be available to the Partnership. In addition, managers of investment funds may have specialized investment skills regarding certain industries, types of investments or regions.

TYPES OF INVESTMENTS

     Leveraged buyout transactions typically involve the purchase of public or privately-held corporations, or divisions or subsidiaries of such corporations, through financing provided by equity investors and debt financing. The transactions generally involve a significant degree of debt financing and the highly leveraged financial structure of these investments may introduce substantial risks to equity investors apart from those directly related to a company's operations. As described under "Sources of Investment Opportunities" below, the Partnership anticipates that it will seek to co-invest in a number of these investments with ML & Co. or its affiliates.

     The Partnership anticipates that it may also make equity investments in transactions involving financial restructurings or recapitalizations of operating companies. It is expected that these investments would be made in connection with the restructuring or recapitalization of a leveraged company pursuant to which a portion of its outstanding capitalization is to be exchanged for, or repaid from the proceeds of the issuance of, one or more classes of new securities. A company will generally undertake a financial restructuring or recapitalization transaction because its financial structure is overly leveraged in light of its current or anticipated operations. These companies may also be encountering financial difficulties in meeting current debt service payments. The Partnership anticipates that it will seek to co-invest in financial restructuring or recapitalization transactions with ML & Co. or its affiliates.

     The Partnership also expects that it will make investments in venture capital transactions offering investment potential consistent with the Partnership's objective of seeking long-term capital appreciation. The Partnership may also invest a portion of its assets in real estate investments. To the extent the Partnership makes such investments, it expects that these investments will generally consist of investments in a limited number of new companies or companies in an early stage of development that the General Partner believes have outstanding appreciation and profit potential. Typically venture capital investments may take from four to seven years to reach a state of maturity where disposition can be considered.

     In considering international investments, the Partnership may seek investments particularly in emerging markets, where there is generally more limited access to capital than in developed countries. Such international investments may include companies in a variety of sectors, including manufacturing, telecommunications, infrastructure, and financial and other services. In reviewing international investment opportunities, the General Partner will consider factors such as whether companies have an established record of profitability, proven management capability, the potential for above average rates of growth, a significant market share and competitive advantages in their markets (such as barriers to entry). The General Partner will also review the potential exit strategies with respect to international investments, and factors particular to the location of a company such as the availability of trained labor, political, economic and social conditions and tax and regulatory considerations.

     The international investments that the Partnership may make include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, (ii) the purchase of such an equity interest in an enterprise from an investor in the enterprise and (iii) securities traded on exchanges in emerging markets. It is expected that in certain cases, the Partnership may at the time of making the investment, enter into a shareholder or similar agreement with the enterprise or one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the Partnership or an affiliate of the General Partner with the ability to appoint one or more representatives to the board of directors or similar body of the enterprise and for eventual disposition of the Partnership's investment in the enterprise.

     The investment funds in which the Partnership may invest include investment vehicles that are deemed to be "investment companies" under the
Investment Company Act and similar managed investment vehicles organized outside the United States that are outside the scope of such Act. The Investment Company Act contains limitations on the ability of the Partnership to invest in entities that are considered "investment companies" for purposes of such Act, although this limitation does not apply to the Partnership's investments in U.S.-organized private investment funds. Pursuant to the Investment Company Act, the Partnership may invest generally no more than 10% of its total assets in shares of other investment companies (as defined in such Act) and no more than 5% of its total assets in any one investment company. To the extent the Partnership and its "affiliated persons" (as defined in the Investment Company Act) own no more than 3% of the outstanding stock of an investment company, the Partnership's ownership of the securities of such investment company is not subject to the foregoing 5% and 10% limitations.

     The Partnership may invest up to (10)% of its total assets in hedge funds. These funds, for purposes of the Partnership's policy, consist of private investment partnerships or other private investment funds seeking to maximize total return through use of various trading strategies. The Partnership anticipates that the hedge funds in which it may invest will typically operate on a leveraged basis and will reserve authority to maintain long and short positions in equity and debt securities and to invest in a variety of financial instruments, including derivative instruments, warrants, swap agreements and currency-related obligations, and commodities.

     Following an initial equity investment in transactions described above, the Partnership anticipates that it may, at times, provide additional or follow-on funds to the issuer. Follow-on investments may be made pursuant to rights to acquire additional securities, or otherwise in order to increase the Partnership's position in a successful or promising portfolio company. The Partnership may also be called on to provide follow-on investments for a number of other reasons, including providing additional capital to a company to implement fully its business plans, to develop a new line of business or to recover from unexpected business problems.

     The Partnership may make direct investments of up to 5% of its total assets in high yield corporate debt securities that the General Partner believes have significant potential for capital appreciation. These securities may be acquired in restructuring or reorganization transactions in which ML & Co. or its affiliates are participating as financial adviser or in other capacities. High yield debt securities, also referred to as "junk bonds", are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. See "Risk and Other Important Factors". The Fund also may make investments in funds that invest in high yield corporate debt securities.

     The Partnership does not intend to invest more than 15% of its assets in any one portfolio company. The equity investments made by the Partnership in portfolio companies will typically be structured in negotiated private transactions and will generally be restricted as to the manner of resale or disposition. The securities acquired by the Partnership will primarily consist of common stocks and securities convertible into common stocks, but may also consist of a combination of equity and debt securities and warrants, options and other rights to obtain such securities or, in the case of high yield debt securities, the debt securities themselves.

SOURCES OF INVESTMENT OPPORTUNITIES

     The Partnership expects to locate suitable investments from a variety of sources, including affiliates of the General Partner and third parties. Although the Partnership cannot predict what percentage of its investments will be in opportunities presented by affiliates of the General Partner or by third parties, it expects that a significant portion will be invested in opportunities presented by affiliates of the General Partner. See "The General Partner and Its Affiliates--Significant Affiliates of the General Partner" and "Conflicts of Interest".

     The Partnership will seek to invest in leveraged buyout and other equity investments. Previous KECALP Partnerships (particularly the 1989 Partnership and the 1991 Partnership) co-invested to a significant degree in buyout investments with partnerships managed by Merrill Lynch Capital Partners Inc. ("MLCP"), a subsidiary of ML & Co. These investments were made available to the KECALP Partnerships by ML & Co. from its co-investments with such buyout
partnerships.   The investment professionals of MLCP formed a new management company in 1994 which is not affiliated with ML & Co. for the purpose of managing buyout partnerships. The principals of such new management company have advised the General Partner that the KECALP Partnerships may co-invest with such partnership in an aggregate amount of up to $2.5 million in each investment made by such partnership, subject to a maximum investment by the KECALP Partnerships of a 3% interest in any acquired company. Since ML & Co. invested in such partnership as a limited partner, the General Partner obtained an exemptive order from the Securities and Exchange Commission to enable the KECALP Partnerships to make any such co-investments.

     The Investment Company Act contains restrictions on co-investments by a registered investment company (such as the Partnership) and affiliates of its sponsor and on purchases of securities by a registered investment company from affiliates of its sponsor. Accordingly, to the extent the Partnership seeks to invest in transactions in which ML & Co. or any of its affiliates is also a participant or to purchase securities from ML & Co. or any of its affiliates, the Partnership may be required to obtain an exemptive order from the Securities and Exchange Commission under such Act before it can make the investment. The prior partnerships for which the General Partner acts as general partner have been able to obtain such exemptive orders under the Investment Company Act. In this regard, the Partnership has obtained blanket exemptive relief from the Securities and Exchange Commission permitting co-investments under certain circumstances in leveraged buyout and other equity investments with ML & Co. and its affiliates. There can be no assurance that the General Partner will be able to obtain exemptions in the future with respect to investments that do not qualify under the terms of existing exemptions.

INVESTMENT FACTORS

     Prospective investments will be evaluated by the General Partner upon selection factors established by the General Partner from time to time. The following are typical of the factors which may be considered by the General
Partner:

          (1)  the potential return that may be earned from the investment;
          (2) the nature of the risks associated with such investment (e.g., industry risks or risks related to the structure of the investment opportunity);
          (3) the degree of diversification in the Partnership's investment portfolio;
          (4) the financial stability, creditworthiness and reputation of any proposed partners or joint venturers;
          (5) in the case of Sponsored Programs or indirect investments made through third parties, the background, experience and, where applicable, prior performance of the issuer of the constituent securities;
          (6)  the potential return available in alternative investments; and
          (7) other considerations relative to a specific investment being considered.

PROPOSED INITIAL INVESTMENTS

As of the date of this Prospectus, the General Partner has approved the purchase by the Partnership of 19 investments, the details of which are set forth below. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions therefrom, each of the 19 investments that are deemed suitable investments for the Offshore KECALP Funds will be allocated proportionately among the Partnership and the Offshore KECALP Funds based upon uncommitted capital, although such investments may be allocated in a different manner. The Offshore KECALP Funds may refrain from investing in one or more of the investments due to tax or other considerations. The cost of the 19 investments that the General Partner has approved for investment by the Partnership and, to the extent suitable, the Offshore KECALP Funds, aggregates approximately $79.7 million.

CANDESCENT TECHNOLOGIES CORPORATION. Candescent Technologies Corporation ("Candescent") is a company founded to develop, manufacture and market a thin cathode ray tube for use in televisions and laptop computers. Candescent is developing a technology that would produce the quality of the standard television set in a thin format that could be used in small televisions and computers and other video displays. The company is producing the thin CRT in small formats but has not begun actual commercial manufacture of the thin cathode ray tube which it expects to do starting in 1998 with the assistance of technical, manufacturing and customer strategic partners. The General Partner has approved an investment of $5 million in Candescent.

CAPTURA SOFTWARE, INC. Captura Software, Inc. ("Captura") is a privately-held enterprise software company, founded in 1994, which has developed a business application to automate travel and expense processing, reporting and analysis into one fully-integrated system. Such system (i) enables corporate credit card companies to electronically submit expenses; (ii) interfaces directly with corporate accounting systems; (iii) allows information to be processed using company expense rules that eliminates significant processing and (iv) allows remote users to input cash receipt data into laptop computers. The General Partner has approved an investment of $1.25 million in Captura.

ICHAT, INC. ichat, Inc., ("ichat") is a leading supplier of interactive real-time Internet and intranet communications software products, tools and technology. The company's ROOMS product enable companies/organizations to add two-way communications to their external or internal web sites, so that site visitors can communicate with representatives and each other. When visitors enter a chat-enabled web page, an ichat frame opens up and displays any on-going chat session among visitors. The General Partner has approved the investment of $2 million in convertible preferred securities in ichat.

LEINER HEALTH PRODUCTS GROUP INC. Leiner Health Products Groups Inc. ("Leiner") is the nation's largest manufacturer of vitamins, minerals, and nutritional supplements and distributes its products primarily through the mass market retailers. Leiner has a 23% market share of all mass market vitamin sales in the United States and a 50% share of the mass market private label segment. Leiner's products are sold in more than 50,000 of the nation's leading retail outlets, including the 20 largest drugstore chains and 18 of the 20 largest supermarket chains. This investment will be held indirectly through another entity, North Castle Partners I, L.L.C., formed by third parties to acquire the investment in connection with the Leiner financing. Such third parties will receive a carried interest in the profits of such entity. The General Partner has approved an investment of at least $9.3 million in Leiner.

ORBITAL IMAGING CORPORATION. Orbital Imaging Corporation ("Orbimage") is a start-up company that seeks to become a satellite operator in the global space-based imagery industry. Orbimage, an affiliate of the Orbital Sciences Corporation, intends to launch and operate a fleet of small, low-cost Earth observation satellites to collect, process and distribute digital imagery of land areas, oceans and weather conditions. The General Partner has approved the investment of up to $7 million in convertible preferred securities in Orbimage.

PACKARD BIOSCIENCE COMPANY. Packard, founded in 1949, is a leading global manufacturer of analytical instruments and related supplies and services. Packard's long-term relationships with pharmaceutical laboratories, engineering capabilities and extensive international sales and service organization left it in a unique position to benefit from trends influencing the life sciences market such as (1) the growth in funding from pharmaceutical and biotechnology industries; (2) the demand for increased automation at pharmaceutical, biotechnology and clinical laboratories; (3) the need for accelerated drug discovery; (4) the need to improve research efficiency and (5) the growth of non-radioisotopic bioanalytical research. Packard's subsidiary Canberra Nuclear Products Group sells instruments (1) to detect the presence of nuclear materials; (2) for use in the decommission and decontamination of nuclear plants; (3) for use for worker health and safety in connection with nuclear products and (4) for use in connection with the disposal of nuclear waste. The General Partner has approved the investment of $1 million in Packard.

PROCOMP AMAZONIA INDUSTRIA ELECTRONICA LTDA. Procomp Amazonia Industria Electronica LTDA ("Procomp"), the leading bank automation company in Brazil. Procomp sells packaged proprietary and remarketed hardware and software to banks in Brazil and provides after-market maintenance and services to its customers. The company's products, which are assembled at a production facility in the Free-Trade Zone of Manaus in Brazil, include Automatic Teller Machines ("ATMs"), financial terminals and other peripheral products. The General Partner has approved an investment in Procomp of up to $4 million, but not to exceed 3% of the Partnership's assets.

PT KERAMIKA INDONESIA ASSOSIASI. PT Keramika Indonesia Assosiasi ("KIA") is an Indonesian ceramic tile manufacturer, which trades on the Jakarta Stock Exchange. The company is 70.6%-owned by the Ongko Group, an Indonesian conglomerate owned and managed by the Ongko family. KIA is the only domestic ceramic tile producer that offers a full line of wall, roof and floor tiles in addition to ceramic bathroom products. The company has a network of showrooms through which it markets its products. The company's strategy is to: (1) expand its capacity to address undersupply in its primary market;
(2) emphasize the manufacture of larger tile, which can be sold at higher prices; (3) move away from the manufacture of swimming pool tile which is expensive to produce; (4) increase its capacity to produce roof tiles; and
(5) strengthen its marketing and distribution network. The General Partner has approved an investment in KIA of $2 million.

WALLS HOLDING COMPANY, INC. Walls Holding Company, Inc. ("Walls") is a leading designer, manufacturer and marketer of a broad line of high-quality branded workwear, hunting and outdoor apparel and outerwear. Founded more than 50 years ago, Walls sells its products nationwide through mass merchandisers, sporting goods stores, independent retailers and catalog retailers. In addition, Walls operates eight retail factory outlets. This investment will be held indirectly through another entity formed by third parties to acquire the investment in connection with the Walls financing. Such entity will charge a management fee and a carried interest. The General Partner has approved an investment of $1.9 million in Walls.

WENDENG TIANRUN CRANKSHAFT CO. LTD. Wendeng Tianrun Crankshaft Co. Ltd. ("WTC") is a joint venture established to own Shandong Crankshaft General Factory ("SCGF"), the largest independent manufacturer of crankshafts for diesel trucks in People's Republic of China. The factory is located in
Shandong province in China which is south of Beijing. WTC is 60% owned by the government of the People's Republic of China, which contributed SCGF to the joint venture and 40% owned by entities affiliated with Merrill Lynch. The proceeds of the new investment is targeted to build a new casting plan and additional facilities and to purchase equipment for these facilities which are scheduled to be completed in 1998. The plan currently produces crankshafts for diesel trucks and passengers, for sale to the new car and replacement market. SCGF's current customers include some of the top domestic diesel manufacturers in China. The General Partner has approved an investment of $1 million by the Partnership in WTC.

CHARTERHOUSE EQUITY PARTNERS III, L.P. Charterhouse Equity Partners is a limited partnership fund with a maximum size of $750 million that will seek to make private equity investments in buyouts, recapitalizations and companies requiring capital for business expansion. The General Partner has approved an investment of $5 million in Charterhouse Equity Partners III, L.P.

FLEMING U.S. DISCOVERY FUND III, L.P. The Fleming U.S. Discovery Fund III ("U.S. Discovery Fund III") is a fund organized by Fleming Capital Management that will seek to make privately-negotiated purchases of companies with small capitalizations that are already traded in the public market. The fund will seek to take advantage of the inefficiencies in the public market with respect to so-called "small cap" companies that had little research coverage and therefore were not as well known to public. The General Partner has approved an investment of $1 million by the Partnership in the U.S. Discovery Fund III.

JERUSALEM VENTURE PARTNERS, L.P. Jerusalem Venture Partners, L.P. is a private venture capital fund, that will seek to make venture capital investments in technological companies based in or with connections to Israel. The General Partner has approved an investment of up to $1 million in Jerusalem Venture Partners, L.P.

M.D. SASS CORPORATE RESURGENCE PARTNERS, L.P. M.D. Sass Corporate Resurgence Partners, L.P. ("MD Sass") is a limited partnership fund formed by the M.D. Sass investment management firm that will seek to continue the firm's historical strategy of investing in various classes of securities of companies in financial distress or which have recently emerged from financial reorganization. The new fund will also seek positions in distressed securities on a short-term basis, but will also take control positions in distressed companies. The General Partner has approved an investment of up to $3 million in MD Sass.

SPECTRUM EQUITY INVESTORS II L.P. Spectrum Equity Investors II L.P. ("Spectrum II") is a fund formed that will seek to make private equity investments in companies in the communications, information, media, entertainment and telecommunications segments of the economy. The organizers of the fund have been investors in the communications industry since 1980 and had made 42 private investments in the sector prior to raising the fund. Spectrum II will seek to make equity investments in communications, telecommunications, information, media and entertainment product and service companies by taking majority positions in middle-market growth companies and minority positions in earlier-stage companies serving rapidly developing market segments. The General Partner has approved an investment of up to $2.7 million in Spectrum II.

SUN CAPITAL PARTNERS L.P. SUN Capital Partners L.P. is a fund organized by the SUN group of companies to make direct equity and equity-related in enterprises organized or operating primarily in the Russian Federation countries. The SUN group of companies is affiliated with the Khemka group based in India, which has been operating in Russia for almost four decades. The General Partner has approved an investment of $10 million by the Partnership in the fund.

TPG PARTNERS II L.P. TPG Partners II L.P. is a limited partnership fund with a maximum size of $2.5 billion which will seek to acquire control of companies (primarily in the United States) though acquisitions and corporate restructurings. The fund was formed by the Texas Pacific Group. The General Partner has approved an investment of $10 million in TPG Partners II L.P.

WARBURG, PINCUS VENTURES INTERNATIONAL, L.P. Warburg, Pincus Ventures International, L.P. is a limited partnership fund which will be managed by E.M. Warburg, Pincus & Co. LLC and will seek to make private equity and venture capital investments in companies whose principal place of business is located outside the United States. The General Partner has approved an investment of $10 million in Warburg, Pincus Ventures International, L.P.

ZML PARTNERS LIMITED PARTNERSHIP IV. ZML Partners Limited Partnership IV ("Zell IV") is a limited partnership formed to act as the general partner of Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership IV (the "Fund"). The Fund will seek to acquire a high quality, geographically diversified portfolio of real estate assets, primarily office buildings. The investment period is ten years and Zell IV has agreed to use its best efforts to sell the property of the Fund within 15 years from the initial closing of the Fund. The General Partner has approved an investment of $2.5 million in Zell IV. Such limited partnership interest permits participation in the carried interest of Zell IV in the Fund.

LEVERAGE

     The Partnership Agreement permits the General Partner to borrow funds on behalf of or lend funds to the Partnership. The General Partner will obtain funds for making Partnership investments when it believes such action is desirable. The Partnership may also borrow funds to enable it to make follow-on investments with respect to any direct investments it might make in portfolio companies. However, it is expected that the Partnership would not otherwise incur substantial debt with respect to other types of investments. The Partnership Agreement does not limit the amount of indebtedness which the Partnership may incur. The Investment Company Act generally limits the amount of indebtedness the Partnership may incur to 33-1/3% of its gross assets. However, the General Partner has obtained an order from the Securities and Exchange Commission applicable to the Partnership which permits the Partnership to enter into nonrecourse loans relating to investments other than securities without regard to such limitation.

     The  use of  leverage would  exaggerate  increases or  decreases in  the
Partnership's net assets. To the extent that Partnership revenues are required to meet debt service obligations, the Partners may be allocated income (and therefore tax liability) in excess of cash available for distribution.

LIQUIDATION OF INVESTMENTS

     The Partnership intends to liquidate its portfolio investments prior to dissolution. Leveraged buyout investments typically require from four to seven years to reach a state of maturity before disposition can be considered. Investments in corporate restructuring and recapitalization transactions may also require a substantial holding period. Investments in partnerships involved in real estate investments may also be illiquid for significant periods, including periods extending for the term of the underlying investment vehicle. As a result, the Partnership's investments will generally be held for a significant time period until disposition can be considered through negotiated private sales or sales made in the public market pursuant to exemptions from registration under the Federal securities laws. The Partnership expects to utilize the services of MLPF&S, to the extent permitted by the Investment Company Act, in executing transactions for the sale of its investments. In the absence of a specific exemption, the Partnership is generally precluded by the Investment Company Act from selling portfolio securities, including high yield debt securities, to MLPF&S on a principal basis.

REINVESTMENT POLICY

     The General Partner has the discretion to reinvest all Partnership revenues. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies. The General Partner may also cause the Partnership to maintain reserves for follow-on investments or to apply cash received from investments to the prepayment of any borrowings made by the Partnership. To the extent that cash received by the Partnership is not required for such purposes or to reimburse the General Partner for expenses incurred by it, such cash will be distributed to the Partners at least annually.

INVESTMENT RESTRICTIONS

     The Partnership has adopted the following investment restrictions which may not be changed unless authorized by an amendment of the Partnership Agreement by the vote of a majority-in-interest of the Limited Partners of the Partnership. These restrictions provide that the Partnership may not (i) issue senior securities other than in connection with borrowings described in
(iii) below, (ii) make short sales of securities, purchase securities on margin, except for use of short-term credit necessary for the clearance of transactions, or write put or call options, (iii) borrow amounts in excess of 33-1/3% of its gross assets, except that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to such limitation, (iv) underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, (v) invest more than 25% of its Partners' capital contributions in the securities of issuers in any particular industry, except for temporary investments in United States Government and Government agency securities, domestic bank money market instruments and money market funds, or (vi) make loans to other persons in excess of 33-1/3% of its gross assets, provided that investments in privately offered debt securities issued by entities in which the Partnership has an equity participation or with which the Partnership has contracted to acquire an equity participation are not considered loans for purposes of this restriction. In addition, the Partnership will not invest any of its assets in the securities of other registered investment companies or investment companies organized outside of the United States, except to the extent permitted by the Investment Company Act.

TEMPORARY INVESTMENTS

     Prior to the expenditure of the capital contributions of the Limited Partners, and pending distributions of available cash, the Partnership will invest funds in various types of marketable securities. These securities include money market instruments and securities issued by taxable or tax-exempt money market funds (including funds sponsored by affiliates of the General Partner). An exemptive order obtained from the Securities and Exchange Commission permits the Partnership to purchase money market instruments, shares of money market funds and certain other securities from affiliates of ML & Co. in principal transactions.

                 TAX ASPECTS OF INVESTMENT IN THE PARTNERSHIP

EACH PROSPECTIVE LIMITED PARTNER IS URGED TO CONSULT A PERSONAL TAX ADVISOR WITH RESPECT TO THE MATTERS DISCUSSED BELOW AS THEY RELATE TO SUCH PROSPECTIVE LIMITED PARTNER'S CIRCUMSTANCES.

                             SCOPE AND LIMITATION

     The following discussion of the Federal income tax consequences of an investment in the Partnership, together with the opinions of counsel referred to below, are based upon the existing provisions of the Internal Revenue Code of 1986, as amended to date (the "Code"), the regulations promulgated or proposed thereunder (the "Regulations" or the "Proposed Regulations"), current administrative rulings and practices of the Internal Revenue Service (the "IRS") and existing court decisions, any of which could be changed at any time. Any such changes may or may not be retroactive with respect to transactions prior to the date of such changes and could significantly modify the statements and opinions expressed herein.

     At the Closing of the offering of Units, the Partnership will receive the opinion of Brown & Wood LLP ("Tax Counsel") to the effect that:

     (i) the Partnership will be classified as a partnership for Federal income tax purposes and not as an "association" taxable as a corporation and will not be classified as a publicly traded partnership within the meaning of Code Section 7704(b) (see "Classification as a Partnership" below); and

     (ii) the allocations of income, gain, loss, deduction and credit of the Partnership will be respected for Federal income tax purposes, so long as no Limited Partner's capital account becomes negative (see "General Principles of Partnership Taxation--Allocations and Distributions" below).

     The Partnership also will request additional opinions of Tax Counsel with respect to the other material Federal income tax issues described in this Prospectus as such matters arise in the course of the Partnership's investment decisions. All such opinions of Tax Counsel will be subject to, and limited by, the assumptions made and matters referred to in such opinions, including the laws, rulings and regulations in effect as of the date of such opinions, all of which are subject to change.

     Partners should note that the opinions of Tax Counsel are not binding on the IRS or the courts. The opinions of Tax Counsel regarding the issues specifically identified represent Tax Counsel's judgment based on its analysis of the law, and express what Tax Counsel believes a court would conclude if properly presented with such issues. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of certain items or, if it does, that it will not be successful. The opinions are based on the applicable statutes, regulations, cases and rulings in effect on the date of the opinions. If any of the authorities on which the opinions are based  should change,  the  conclusions  set forth  in  the  opinions may  be affected. The opinions of Tax Counsel are also based on certain representations by the General Partner, including a representation that the factual matters referred to herein are accurate and complete as of the date of Closing. If such facts or representations are inaccurate, Tax Counsel's opinion may not apply to such changed circumstances.

                           OVERVIEW OF TAX ASPECTS

     The Code provides that a partnership is not itself subject to Federal income taxation. Rather, each Limited Partner will be required to take into account in computing his of her Federal income tax liability his or her allocable share of the Partnership's capital gains and capital losses and other income, losses, deductions, credits and items of tax preference for any taxable year of the Partnership ending within or with the taxable year of such Limited Partner, without regard to whether he or she has received or will receive any distribution from the Partnership. Partnership revenues may be retained by the Partnership to be applied to working capital reserves, or used to reduce outstanding debts or borrowings or Partnership expenses. In addition, some of the investment funds in which the Partnership may invest, including hedge funds, may re-invest all or a potion of realized capital gains or other income rather than making cash distributions. Also, certain of the temporary investments which may be made by the Partnership or any investment partnership in which the Partnership invests include zero coupon bonds or other obligations having original issue discount. For Federal income tax purposes, accrual of original issue discount will be attributable to Partners as interest income even though the Partnership does not realize any cash flow as a result of such accrual.

     The Partnership is required to (i) file annually an information return on Form 1065 and (ii) following the close of the Partnership's taxable years, provide to each Partner a Schedule K-1 indicating such Partner's allocable share of the Partnership's income, gain, losses, deductions, credits, and items of tax preference. Assignees of Limited Partners who are not admitted to the Partnership will not receive any tax information from the Partnership. See "General Principles of Partnership Taxation--Partners, Not Partnership, Subject to Tax" below.

CLASSIFICATION OF A PARTNERSHIP AS A PTP

     Under Section 7704 of the Code, generally a publicly traded partnership ("PTP") is to be treated as a corporation for Federal income tax purposes.

     PTPs are defined in Code Section 7704(b) as partnerships whose interests are (i) traded on an established securities market (i.e., a national exchange, local exchange, or over-the-counter market) or (ii) readily tradeable on a secondary market or the substantial equivalent thereof. Units in the Partnership will not be listed for trading on an established securities market and the General Partner will not participate in the establishment of any secondary market or substantial equivalent thereof and will not recognize any transfers made on any such market. A Limited Partner may not transfer a Unit unless the Limited Partner represents, and provides other documentation, satisfactory in form and substance to the General Partner that such transfer was not effected through a broker-dealer or matching agent which makes a market in Units or which provides a readily available, regular and ongoing opportunity to Partners to sell or exchange their Units through a public means of obtaining or providing information of offers to buy, sell or exchange Units. Prior to recognizing the sale of a Unit, the General Partner must determine that such sale, assignment or transfer will not, by itself or together with any other sales, transfers or assignments, substantially increase the risk of the Partnership being classified as a publicly traded partnership. A transferor will not be required to make the representations described above if the transferor represents that the transfer is effected through an agent whose procedures have been approved by the General Partner as consistent with the requirements for avoiding classification as a publicly traded partnership.

     On November 21, 1995, the IRS issued final regulations on classifying certain publicly traded partnerships as corporations (the "Final PTP Regulations"). The Final PTP Regulations provide certain safe harbors which, if satisfied by a partnership, will result in interests in the partnership not being treated as readily tradeable on a secondary market or the substantial equivalent thereof. The Final PTP Regulations provide, in relevant part, that interests in a partnership will not be considered readily tradeable on a secondary market or a substantial equivalent thereof within the meaning of Section 7704(b) of the Code for a taxable year of the partnership if the sum of the percentage interests in partnership capital or profits represented by partnership interests that are sold or otherwise disposed of during the taxable year does not exceed 2% of the total interest in partnership capital or profits (the "2% Safe Harbor"). For this purpose, the following transfers, as well as certain redemptions (collectively, "Safe Harbor Transfers"), will be disregarded: (i) transfers in which the basis of the partnership interest in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Section 732 of the Code; (ii) transfers at death, including transfers from an estate or testamentary trust; (iii) transfers between members of a family (as defined in Section 267(c)(4) of the Code);
(iv) the issuance of interests by or on behalf of the partnership in exchange for cash, property, or services; (v) distributions from a retirement plan qualified under Section 401(a); and (vi) block transfers. (The term "block transfer" means the transfer by a partner in one or more transactions during any thirty calendar day period of partnership interests representing in the aggregate more than 2% of the total interest in partnership capital or profits.)

     The Final PTP Regulations also provide that sales through a matching service ("Matched Sales") will be disregarded (the "Matching Service Safe Harbor") for purposes of determining whether partnership interests are to be considered readily tradeable on a secondary market or the substantial equivalent thereof if: (i) at least a 15 calendar day delay occurs between the day the operator receives written confirmation from the listing customer that an interest in a partnership is available for sale (the "contact date") and the earlier of (A) the day information is made available to potential buyers regarding the offering of such interest for sale, or (B) the day information is made available to the listing customer regarding the existence of any outstanding bids to purchase an interest in such partnership at a stated price; (ii) the closing of the sale effected through the matching service does not occur prior to the 45th calendar day after the contact date;
(iii) the listing customer's information is removed from the matching service within 120 calendar days after the contact date; (iv) following any removal of the listing customer's information from the matching service (other than removal by reason of a sale of any part of such interest), no interest in the partnership is entered into the matching service by such listing customer for at least 60 calendar days; and (v) the sum of the percentage interests in partnership capital and profits represented by partnership interests that are sold or otherwise disposed of other than in Safe Harbor Transfers during the taxable year of the partnership does not exceed 10 percent of the total interest in partnership capital and profits.

     The Partnership Agreement provides that the Partnership will satisfy one of such safe harbors. The Partnership Agreement also provides that any transfer of Units to a market maker will be null and void unless the market maker certifies that it is holding such Units for investment purposes. The General Partner has also represented that it intends to exercise its discretion regarding transfers in a manner designed to prevent the Partnership from becoming a PTP. Accordingly, it is not anticipated that the Partnership will be a PTP. There can be no assurance, however, that the General Partner will be successful in its efforts.

                       CLASSIFICATION AS A PARTNERSHIP

SIGNIFICANCE OF PARTNERSHIP STATUS

     A limited partnership may be classified for Federal income tax purposes as either a "partnership" or an association taxable as a corporation. If the Partnership is classified as a partnership, the Partners will be subject to tax currently on their respective distributive shares of Partnership income and gain, and, subject to certain limitations, will be entitled to claim currently their respective distributive shares of any Partnership losses and credits. If the Partnership were to be classified as an association taxable as a corporation, the Partners therein would be treated as shareholders of a corporation and, consequently, (i) items of income, gain, deduction, loss and credit would not flow through to such Partners to be accounted for on their individual Federal income tax returns, (ii) cash distributions would be treated as corporate distributions to such Partners, some or all of which might be taxable as dividends, and (iii) the taxable income of the Partnership would be subject at the partnership level to the Federal income tax imposed on corporations and, potentially, to state and local corporate income and franchise taxes.

     The Partnership will not seek a ruling from the IRS on the question of its classification for Federal income tax purposes as a partnership but rather will rely on an opinion of Tax Counsel as described below. The opinion of Tax Counsel will not be binding upon the IRS.

QUALIFICATION OF THE PARTNERSHIP AS A PARTNERSHIP

     At the Closing of the offering of Units, Tax Counsel will deliver its opinion that, under the present provisions of the Code, Regulations, published rulings of the IRS and court decisions, all of which are subject to change, assuming the activities of the Partnership are conducted as described herein and in compliance with the provisions of the Partnership Agreement, and based on certain representations of the General Partner, for Federal income tax purposes, the Partnership will be treated as a partnership.

     Tax Counsel's opinion as to the partnership status of the Partnership is based in part upon Section 301.7701-2 of the current Regulations which provides that an unincorporated organization with two or more members that is created or qualifies under applicable state law will be classified as a partnership for Federal income tax purposes unless the organization elects to be classified as a corporation. In Tax Counsel's opinion, based upon certain representations of the General Partner, the Partnership will be treated as a partnership for Federal income tax purposes rather than an association taxable as a corporation.

     No assurance can be given that partnership status will not be lost as a result of future changes in the applicable law or Regulations (which changes might be applied retroactively) or due to changes in the manner in which the Partnership in fact is operated. As more fully described below, loss of partnership status and treatment of the Partnership as an "association" taxable as a corporation would have a material adverse effect of the tax treatment of the Partnership, the Partners and on the value of the Units.

     In addition to the foregoing considerations concerning classification of the Partnership as a partnership, the General Partner has instituted measures which are intended to reduce the risk of the Partnership being treated as a PTP or an association taxable as a corporation for Federal income tax purposes. Specifically, the General Partner will represent, at the time of Closing, that it will take such actions and implement such procedures as are necessary to enable the Partnership to comply with one of the safe harbors enumerated in the Final PTP Regulations. In addition, the General Partner will not recognize any transfer of Units if, in the opinion of the Partnership's tax counsel, the manner of such transfer could cause the Partnership to be classified as an association taxable as a corporation for Federal income tax purposes or cause it to be a PTP. Accordingly, at the Closing of the offering of Units, Tax Counsel will deliver their opinion that the Partnership will not be a PTP within the meaning of Section 7704(b) of the Code.

     If for any reason the Partnership were treated as an "association" taxable as a corporation, capital gains and losses and other income and deductions of the Partnership would not be passed through to the Limited Partners, and the Limited Partners would be treated as shareholders for tax purposes. Any distributions by the Partnership to each Limited Partner would be taxable to that Limited Partner as a dividend, to the extent of the Partnership's current and accumulated earnings and profits, and treated as gain from the sale of a Partnership interest to the extent it exceeded both the current and accumulated earnings and profits of the Partnership and the Limited Partner's tax basis for his or her interest.
                          ________________________

     The remainder of the discussion under "Tax Aspects of Investment in the Partnership", including observations as to the tax results of the normal operation of the Partnership and of such events as the Partnership's sale of an interest in portfolio companies or a Partner's sale of an interest in the Partnership, is based on the assumption that the Partnership will be classified as a partnership for Federal income tax purposes. In general, this discussion is limited to the Federal income tax aspects of investment in the Partnership, although reference is made to other tax considerations. See "State and Local Taxes".

                  GENERAL PRINCIPLES OF PARTNERSHIP TAXATION

PARTNERS, NOT PARTNERSHIP, SUBJECT TO TAX

     As discussed above, the Partnership, if recognized as a partnership for Federal income tax purposes, will not itself be liable for any Federal income tax. Although the Partnership must annually file a U.S. Partnership Return of Income, Form 1065, that return is merely an information return. Instead, the Partnership will report to each Partner such Partner's distributive share (generally, as determined under the Partnership Agreement, as discussed under "Allocations and Distributions" below, and reported on Schedule K-1 of Form
1065) of income, gain, loss, deduction, credit and items of tax preference. Each Partner will then report on his or her own Federal income tax return, much as if the Partner were directly engaged in the investment activities of the Partnership, such Partner's share of those items for the Partnership tax year that ends with or within the Partner's tax year.

     A Partner's share of items of Partnership income are included directly in the computations of the Partner's adjusted gross income and taxable income. The Partner's share of any Partnership deductions or losses may, subject to certain exceptions discussed below (see "Basis of Partnership Interest", "`At Risk' Limitation on Deducting Losses", "Passive Activity Loss Limitation", "Deductibility of Operating Expenses" and "Limitations on the Deductibility of Interest"), offset the Partner's allocable share of Partnership income and, if sufficient in amount, a Partner's income from other sources.

     As a general rule, any cash distributions or constructive distributions (e.g., a decrease in the Partner's share of Partnership liabilities) by the Partnership will be taxable to a Partner only to the extent that such distributions exceed the tax basis of the recipient Partner in the year of receipt or are received in exchange for the recipient Partner's interest in "unrealized receivables" or substantially appreciated "inventory items" under
Section 751 of the Code. See "Basis of Partnership Interest" and "Transfer of a Partnership Interest" below. Conversely, the mere absence of cash or constructive distributions will not, of itself, limit or affect the recognition of taxable income by Partners.

BASIS OF PARTNERSHIP INTEREST

     As a general matter, a partner's basis for his or her interest in a partnership is significant in determining (i) taxable gain or loss to the partner on disposition or liquidation of such partner's interest in the partnership, (ii) the extent to which partnership expenses or losses are deductible by the partner, and (iii) the extent to which partnership distributions represent taxable income to the partner. In this respect, a partner's basis for his or her partnership interest represents a measure of the partner's "investment" in the partnership at any given time for Federal income tax purposes.

     A Limited Partner's basis for his or her interest in the Partnership will initially be the amount of such Partner's cash contribution to the capital of the Partnership, plus such Partner's share, as discussed below, of any Partnership liabilities. Such basis will be increased by (i) the Partner's distributive share of Partnership taxable income, including capital gain, (ii) the Partner's distributive share of Partnership income exempt from tax, if any, and (iii) any increase in the Partner's share of Partnership liabilities. A Partner's basis will be decreased (but not below zero) by (i) the Partner's distributive share of cash distributions, (ii) the Partner's distributive share of Partnership losses and deductions, (iii) any decrease in the Partner's share of Partnership liabilities, and (iv) the Partner's distributive share of Partnership expenditures that are neither deductible nor properly chargeable to his or her capital account.

     It is anticipated that the Partnership may incur borrowings to make follow-on investments with respect to its direct equity investments. It should also be anticipated that debt financing will be utilized by the Sponsored Programs in which the Partnership may acquire interests. Such borrowings will usually be nonrecourse liabilities by their terms secured solely by the assets of the Partnership or the Sponsored Program and for which no Partner will have any personal liability. Each Limited Partner will be permitted to include his or her allocable share (as determined under Code
Section 752) of any such nonrecourse liabilities in the basis of his or her Partnership interest, but only to the extent that the amount of such liabilities does not exceed the fair market value of the property securing such liabilities. However, even though a Limited Partner's allocable share of Partnership nonrecourse borrowings will be includable in the tax basis of his or her Partnership interest, such borrowings will not increase the amount the Limited Partner is considered "at risk" for purpose of the deductibility of Partnership losses. See "`At Risk' Limitation on Deducting Losses".

    If recognition of a Partner's distributive share of Partnership losses would reduce the tax basis of the Partner's interest in the Partnership below zero, the recognition of such losses is deferred until such time as the recognition of such losses would not reduce the Partner's basis below zero. To the extent that Partnership cash distributions, or any decrease in a Partner's share of the nonrecourse liabilities of the Partnership (which is considered a constructive cash distribution to the Partners), would reduce a Partner's basis below zero, such distributions constitute taxable income to the recipient Partner. If the Partner is not a "dealer" in securities, the distribution will normally represent a capital gain and, if the Partnership interest has been held for longer than the capital gains holding period (currently one year), the distribution will constitute a long-term capital gain.

"AT RISK" LIMITATION ON DEDUCTING LOSSES

     Under Section 465 of the Code, individuals and certain closely-held corporations are entitled to deduct their distributive shares of partnership losses attributable to partnership activities only to the extent of the amount they are considered "at risk" with respect to their partnership interests at the end of the taxable year.

     A Limited Partner in the Partnership will initially be considered "at risk" with respect to his or her Partnership interest to the extent of the cash contributed to the Partnership for Units, provided such Units are not financed with borrowings from persons with certain interests (other than as a creditor) in the Partnership activities or with borrowings solely secured by Units. While a Limited Partner's tax basis in his or her Units will be increased by his or her allocable share of any nonrecourse liabilities of the Partnership (see "Basis in Partnership Interest" above), such liabilities are not includable in the Partner's amount "at risk". However, the Code provides an exception to this general rule that permits certain qualified nonrecourse financing secured by real property to be included in an investor's amount "at risk". This exception may have relevance if the Partnership indirectly invests in real estate through a Sponsored Program.

     The amount a Limited Partner is "at risk" in the Partnership will be increased by, among other things, his or her share of Partnership ordinary income and capital gain. A Limited Partner's amount "at risk" will be reduced by (i) all Partnership distributions to, or on behalf of, the Partner and (ii) his or her share of Partnership deductions and losses. The Partner's share of Partnership deductions and losses over Partnership income not allowable in any year as a result of the "at risk" limitation is carried forward until such time, if ever, as it is allowable under the "at risk" rules.

     If, at the end of any taxable year, the amount a Partner is "at risk" is less than zero (for example, as a result of a cash distribution from the Partnership) the deficit amount "at risk" is "recaptured"; that is, the taxpayer must include in gross income an amount equal to the negative amount "at risk". However, the amount of gross income so recognized to offset the deficit amount "at risk" may be treated as a deduction and carried forward as a suspended loss until such time, if ever, as it is allowable.

     The timing, duration and extent of any deferral or "recapture" of losses as a consequence of the "at risk" limitation will depend upon the nature of the Partnership's investments, the amount of Partnership revenue and expenses and the amount and the terms of Partnership leverage. In any event, prospective investors should consider the effect of the "at risk" rules in arranging any financing for a purchase of Units.

PASSIVE ACTIVITY LOSS LIMITATION

     Under the passive activity loss provisions of Section 469 of the Code, losses and credits from trade or business activities in which a taxpayer does not materially participate (i.e., "passive activities") will only be allowed against income from such activities. Therefore, such losses cannot be used to offset salary or other earned income, active business income or "portfolio income" (such as dividends, interest, royalties and nonbusiness capital gains) of the taxpayer. Losses and credits suspended under this limitation can be carried forward indefinitely and can be used in later years against income from passive activities. Moreover, a taxable disposition by a taxpayer of the entire interest in a passive activity will cause the recognition of any suspended losses attributable to that activity. The passive activity loss limitation applies to individuals, estates, trusts, and most personal service corporations. A modified form of the rule also applies to closely-held corporations.

     The primary activity of the Partnership will be the investment, holding and eventual disposition of privately-offered securities acquired in connection with direct equity investments. Prior to the commitment of Partnership funds to such investments, and pending distributions of available cash to the Partners, the Partnership will temporarily invest funds in various types of marketable securities. Any ordinary income (such as interest or dividend income) derived from either of such investment activities, or capital gains realized upon disposition of such investments, will be treated as portfolio income. Portfolio income is not considered passive income and, thus, cannot be offset by a Partner's passive losses from other activities of the Partnership (such as investment in certain Sponsored Programs) or other sources. Accordingly, a prospective Limited Partner should not invest in the Partnership with the expectation of using his or her proportionate share of portfolio income and capital gain from the Partnership to offset losses from his or her interest in passive activities. On the other hand, a Limited Partner's proportionate share of any capital loss from portfolio investments or any ordinary expense (including any interest expense) allocable to portfolio investments, although they may be subject to the limitations imposed on deductibility of (i) capital losses (ii) itemized investment expenses incurred in the production of portfolio income (see "Deductibility of Operating Expenses") or (iii) investment interest (see "Other Tax Considerations--Limitations on the Deductibility of Interest"), will not be subject to the passive loss limitation rules described above.

ALLOCATIONS AND DISTRIBUTIONS

     Under Section 704 of the Code, a partner's distributive share of the income, gain, loss and deduction of a partnership is determined in accordance with the partnership agreement unless the allocation of such items does not have a "substantial economic effect" independent of tax consequences. The IRS has issued final Regulations relating to a partner's distributive share of tax items and the "substantial economic effect" test. Under such Regulations, an allocation of partnership income, gain, loss or deduction (or item thereof) to a partner will be considered to have "substantial economic effect" if it is determined that (i) the allocation has "economic effect" and
(ii) that economic effect is "substantial". An allocation of tax items to partners will be considered to have "economic effect" if (a) the partnership maintains capital accounts in accordance with specific rules set forth in such Regulations and such allocation is reflected through an appropriate increase or decrease in the partners' capital accounts, (b) liquidating distributions (including liquidations of a partner's interest in the partnership) are required to be made in accordance with the partners' respective capital account balances, and (c) any partner with a deficit in his or her capital account following the distribution of liquidation proceeds would be unconditionally required to restore the amount of such deficit to the partnership. If the first two of these requirements are met, but the partner to whom an allocation is made is not obligated to restore the full amount of any deficit balance in his capital account, the allocation still will be considered to have "economic effect" to the extent the allocation does not cause or increase a deficit balance in the partner's capital account (determined after reducing that account for certain "expected" adjustments, allocations, and distributions specified by the Regulations) if the partnership agreement contains a "qualified income offset" provision.

     The Partnership Agreement provides that a capital account is to be maintained for each Partner, that the capital accounts are to be maintained in accordance with applicable tax accounting principles set forth in the Regulations, and that all allocations of Federal tax items to a Partner are to be reflected by an appropriate increase or decrease in the Partner's capital account. In addition, distributions on liquidation of the Partnership (or of a Partner's interest) are to be made in accordance with respective positive capital account balances. Although the Partnership Agreement does not impose any obligation on the part of a Limited Partner to restore any deficit in his or her capital account balance following liquidation, the Partnership Agreement does contain a "qualified income offset'' provision as defined in the Regulations.

     In order for the "economic effect" of an allocation to be considered "substantial", the Regulations require that the allocation must have a "reasonable possibility" of "substantially" affecting the dollar amounts to be received by the partners, independent of tax consequences. An allocation is insubstantial if its after-tax consequences on at least one partner, in present value, are enhanced and it is likely that the allocation will not lessen such consequences for any partner. Also, allocations are insubstantial if they just shift tax consequences within a partnership's tax year or, if they will probably be offset by future allocations.

     Based on the Regulations, Tax Counsel is of the opinion that the tax allocations of income, gain, loss, deduction and credit under the Partnership Agreement for Federal income tax purposes will be considered to have "substantial economic effect" (and thus should be respected by the IRS) to the extent such allocations do not result in any Limited Partner having a deficit in his or her capital account balance. Tax Counsel has advised the Partnership that allocations to Limited Partners that actually result in deficit capital account balances likely would not be recognized for Federal income tax purposes in the absence of an obligation to restore deficit capital account balances. It is extremely unlikely, however, that the Partnership's operations will result in any Limited Partner having a deficit balance in his or her capital account.

     If any allocation fails to satisfy the "substantial economic effect" requirement, the allocated items would be allocated among the Partners based on their respective "interests in the Partnership", determined on the basis of all of the relevant facts and circumstances. Such a determination might result in the income, gains, losses, deductions or credits allocated under the Partnership Agreement being reallocated among the Limited Partners and the General Partner. Such a reallocation, however, would not alter the distribution of cash flow under the Partnership Agreement, resulting in a possible mismatching of taxable income and cash distributed to the Partners.

     Retroactive allocations of income, gain, deductions, losses and credits are not permitted under the Federal income tax laws. Accordingly, under the Partnership Agreement, items of income, gain, deduction, loss or credit will be allocable to Partners only for the quarterly periods of the tax year in which they are members of the Partnership. When the Partnership recognizes a transfer of an interest by a Limited Partner the distributive share of any Partnership income, gain, loss, deduction or credit for the taxable year will be allocated between the transferor Partner and the transferee based upon the quarterly periods during the taxable year that each owned such Partnership interest.

DEDUCTIBILITY OF OPERATING EXPENSES

     The Code imposes limitations on individuals with respect to the deductibility of investment expenses by allowing a deduction for itemized expenses incurred for the production of income only to the extent such expenses, combined with certain other itemized deductions, in the aggregate exceed 2% of adjusted gross income. Accordingly, to the extent certain Partnership expenses are not deductible as trade or business expenses, but rather as investment expenses, the Limited Partners might not be able to fully claim their proportionate shares of these expenses as an itemized deduction on their individual income tax returns. To the extent certain Partnership expenses are nondeductible under this limitation, Limited Partners may have to recognize taxable income in an amount greater than cash available from the Partnership for distribution to the Partners. However, the effect of this limitation will to some extent be mitigated by the fact that the General Partner is responsible for paying Partnership investment expenses in excess of the amount of 0.5% of the aggregate capital contributions of the Limited Partners (1%, if such capital contributions are less than $60 million) (which payment will be treated as an additional capital contribution of the General Partner to be reflected in its capital account). Moreover, the General Partner may attempt to minimize the effect of the investment expense limitation provision by investing funds not invested in equity investments in short-term tax-exempt securities. The Partnership's distributive share of investment expenses incurred by any investment fund in which the Partnership invests will pass through to individual Partners as investment expenses subject to this deduction limitation.

ORGANIZATION AND SYNDICATION EXPENSES

     For Federal income tax purposes, a partnership may not deduct organizational or syndication expenses in the year in which they are paid or incurred. Rather, Section 709(b) of the Code provides that a partnership must amortize amounts paid or incurred to organize the partnership over a period of not less than 60 months. Under Regulation 1.709-2 examples of organizational expenses of a partnership include "legal fees for services incident to the organization of the partnership, such as negotiation and preparation of a partnership agreement; accounting fees for establishing a partnership accounting system; and necessary filing fees." However, the expenses of syndicating a partnership, i.e., the expenses to promote the sale of, or to sell, interests in the partnership (such as most of the printing costs and professional fees incurred in connection with preparation and registration of this Prospectus), are non-amortizable capital assets of the partnership.

     The Partnership will pay expenses in connection with its organization and the sale of Units in an amount up to 1% of the proceeds of this offering. The General Partner will bear the remainder of any such costs. The General Partner will allocate expenses between organizational expenses, which can be amortized, and syndication expenses, which cannot be amortized or deducted, but must be capitalized. There can be no assurance, however, that the IRS would not challenge such allocation, attributing a greater amount of such expenditures to nondeductible syndication costs.

TRANSFER OF A PARTNERSHIP INTEREST

     The amount of gain recognized on the sale by a Limited Partner of his or her interest in the Partnership generally will be the excess of the sales price received over his or her adjusted basis in such interest. The sale by a Limited Partner of an interest held by him or her for more than one year generally will result in his or her recognizing long-term capital gain or loss (provided such Limited Partner is not deemed to be a "dealer"
in  such property).   However, to the extent the proceeds  of sale are
attributable to such   Limited   Partner's  allocable  share  of Partnership
"unrealized receivables" or "substantially appreciated inventory items", as defined in Section 751 of the Code, any gain will be treated as ordinary income. It is not anticipated that the Partnership will have significant amounts, if any, of "unrealized receivables" or "substantially appreciated inventory items". The sale by a Limited Partner of an interest held by him or her for less than one year generally will result in his or her
recognizing short-term capital gain or  loss.   With respect  to the
allocation of  tax  items between  the transferor   and  the  transferee in
the year in which an interest is transferred, see "Allocations and Distributions" above.

     It is not expected that a transfer of an interest in the Partnership by gift or upon death will result in recognition of gain or loss. In general, the recipient of an interest in the Partnership by gift will have a tax basis in that interest equal to the transferor's basis increased by the amount of any gift tax paid on the transfer. However, if the fair market value of the interest at the time of the gift is less than this amount, Section 1015 of the Code may reduce the amount of loss the recipient can recognize on a subsequent sale. The recipient of such an interest resulting from a transfer upon death generally would have a tax basis in such interest equal to the fair market value of the interest at the date of death or, where applicable, the estate tax alternate valuation date.

NO ELECTION UNDER SECTION 754

     Section 754 of the Code permits a partnership to make an election to adjust the basis of the partnership's assets in the event of a distribution of partnership property to a partner or transfer of a partnership interest. Depending upon particular facts at the time of any such event, such an election could increase the value of a partnership interest to the transferee (because the election would increase the basis of the partnership's assets for the purpose of computing the transferee's allocable share of partnership tax items) or decrease the value of a partnership interest to the transferee (because the election would decrease the basis of the partnership's assets for that purpose). Because an election under Section 754, once made, cannot be revoked without obtaining the consent of the IRS, because such an election may not necessarily be advantageous to all the Limited Partners, and because of the accounting complexities that can result from having such an election in effect, it is unlikely that the General Partner would make such an election on behalf of the Partnership. The General Partner will advise the Limited Partners prior to any election under Section 754.

TERMINATION OF THE PARTNERSHIP FOR TAX PURPOSES

     Because of the absence of an established market for the Units, and because investments in the Partnership most likely will be made primarily with a view toward realizing long-term capital appreciation, it is not anticipated that 50% or more of the capital and profits interests in the Partnership will be sold or exchanged within any single 12-month period. However, if 50% or more of such interest were sold or exchanged within any single 12-month period, the Partnership would be deemed terminated for Federal income tax purposes. Among other tax consequences, the effect to a Limited Partner of such a deemed termination would be that he or she would recognize gain to the extent that his or her allocable share of the Partnership's cash on the date of termination exceeded the adjusted tax basis of his or her interest in the Partnership.

LIQUIDATION OF THE PARTNERSHIP

     In the event of the liquidation of the Partnership, the Limited Partner will recognize gain (i) to the extent that the cash received in the liquidation exceeds the tax basis for such Partner's interest in the Partnership, adjusted by such Partner's share of income, gain or loss arising from normal operations or the sale of any property held by the Partnership in the year of dissolution or (ii) if the cash so received does not exceed such Partner's basis, as so adjusted, to the extent such cash is treated as received in exchange for such Partner's interest in "unrealized receivables" and substantially appreciated "inventory items". Such gain would be capital gain, except to the extent treated as ordinary income because attributable to "unrealized receivables" and substantially appreciated "inventory items" held by the Partnership.

     Capital loss will be recognized in the event only cash, "unrealized receivables" and "inventory items" are distributed, and only to the extent the adjusted basis of a Limited Partner's interest in the Partnership exceeds the sum of money distributed and such Limited Partner's acquired basis for "unrealized receivables" and substantially appreciated "inventory items".

     Income, gain, losses, deductions, credits and items of tax preference of the Partnership realized prior to the liquidation of the Partnership will be allocated to the Limited Partners in accordance with the Partnership Agreement.

TAX RETURNS AND INFORMATION; AUDITS

     The Partnership has adopted the calendar year as its tax year. The Code requires entities, such as the Partnership, in which interests are publicly offered for sale pursuant to a registration statement under the Securities Act of 1933, to adopt an accrual method of accounting for Federal income tax purposes. Within 75 days or as soon as practicable, after the close of the taxable year, the Partnership will furnish each Limited Partner (and the assignees of the Partnership interest of any Partner) copies of (i) the Partnership Schedule K-1 indicating the Partner's distributive share of tax items and (ii) such additional information as is reasonably necessary to permit the Limited Partners to prepare their own Federal, state and local tax returns. HOWEVER, IT IS EXPECTED THAT ANNUAL TAX INFORMATION FROM INVESTMENT FUNDS IN WHICH THE PARTNERSHIP INVESTS MAY NOT BE RECEIVED IN SUFFICIENT TIME TO PERMIT THE PARTNERSHIP TO INCORPORATE SUCH INFORMATION INTO ITS ANNUAL TAX INFORMATION AND DISTRIBUTE SUCH INFORMATION TO LIMITED PARTNERS PRIOR TO APRIL 15 OF EACH YEAR. AS A RESULT, LIMITED PARTNERS MAY BE REQUIRED TO OBTAIN EXTENSIONS FOR FILING FEDERAL, STATE AND LOCAL INCOME TAX RETURNS EACH YEAR. LIMITED PARTNERS ANTICIPATING TAX REFUNDS IN RESPECT OF SUCH YEAR WILL NOT BE ABLE TO FILE THEIR TAX RETURN REQUESTING SUCH REFUND UNTIL RECEIPT OF THE ANNUAL TAX INFORMATION FROM THE PARTNERSHIP. TO THE EXTENT PRACTICABLE, THE PARTNERSHIP ANTICIPATES THAT IT WILL PROVIDE ESTIMATED ANNUAL TAX INFORMATION IN A TIMELY MANNER IN ORDER TO ASSIST LIMITED PARTNERS IN ESTIMATING THEIR TAX LIABILITIES. THE PARTNERSHIP'S ABILITY TO MAKE SUCH ESTIMATES WILL BE DEPENDENT UPON ITS ABILITY TO OBTAIN ESTIMATED ANNUAL TAX INFORMATION FROM THE INVESTMENT FUNDS.

     The Code provides for a single unified audit of partnerships at the partnership level rather than separate audits of individual partners. Under this procedure, a "Tax Matters Partner" must be appointed to represent the partnership in connection with IRS audits and other administrative and judicial proceedings. (The General Partner will act as Tax Matters Partner of the Partnership.) The IRS must send notice of a commencement of a partnership level audit to each partner with a 1% or more interest in the partnership and to the Tax Matters Partner. All partners may participate in administrative proceedings relating to the determination of partnership items; however, the Tax Matters Partner has the primary responsibility for representing the partnership in an audit and for contesting any adverse determinations. A settlement agreement between the IRS and one or more partners binds all parties to the agreement, and all other partners have the right to enter into consistent agreements. The final result of the partnership proceeding will be binding on all partners (other than partners agreeing to or being bound by a settlement with the IRS), and any resulting deficiency may be assessed and collected by notice and demand at any time after the determination becomes final.

     The Code also provides that (i) a partner must report a partnership item consistent with its treatment on the partnership return, unless the partner files a statement which identifies the inconsistency, and (ii) the statute of limitations for assessment of tax with respect to partnership items (or affected items) under the partnership level proceedings will generally be three years from the date of filing of the partnership return or the last date without extension for filing such return, whichever date is later. Notwithstanding the partnership level audit procedures, the IRS may assess a deficiency against any partner where treatment of an item in his or her individual return is inconsistent with the treatment on the partnership return.

     Any costs which the Partnership or the General Partner may incur with respect to a "unified" partnership audit and related administrative or judicial proceedings would reduce the cash otherwise available for distribution to the Partners or otherwise be borne by the Partners.

     The "unified" partnership audit procedures may increase the likelihood of IRS audits for organizations such as the Partnership.

                           OTHER TAX CONSIDERATIONS

FOREIGN SOURCE INCOME, FOREIGN TAX CREDITS AND INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES

     Dividends   and  interest  received  by  the  Partnership  from  foreign investments generally  will be  considered foreign source  income and  may be
subject to foreign withholding taxes.   Each Limited Partner may  be entitled
to credit his or her respective portion of any such taxes against his or her U.S. federal income taxes or to deduct such taxes from his or her U.S. taxable income. The amount of foreign withholding taxes that may be credited against a Limited Partner's U.S. federal income tax liability in any particular year will be limited, as a general rule, to an amount equal to the  Limited Partner's  U.S. federal  income tax  rate multiplied  by
such Limited Partner's  foreign source  taxable income.   This limitation
must be applied  separately  to  certain categories  of  foreign  source
income, one category of  which is  foreign source "passive  income".   For
this  purpose, foreign  source "passive  income"  includes  dividends and
interest.   As  a consequence,  although certain Limited Partners may be able to carry back or carry forward their unused foreign tax credits, certain Limited Partners may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Partnership. Any gain or loss recognized on the sale or exchange of a foreign investment  generally will be considered  United States source
income.   Accordingly, if  a foreign jurisdiction were to impose a tax on such gain, Limited Partners may not  be able to derive effective U.S.
foreign tax benefits in respect of such tax.

     The Partnership may invest directly or indirectly in equity interests of an investment company organized under foreign law that is treated as a passive foreign investment company ("PFIC"). Generally, income from a PFIC in excess of a certain average amount and any gain on sale or exchange of an interest in a PFIC is subject to an additional level of tax calculated in a manner that could substantially reduce, eliminate, or even exceed such income or gain. Such income or gain earned by the Partnership is treated as earned by the Limited Partners and a Limited Partner that sells or exchanges an interest in the Partnership is deemed to have sold or exchanged his or her pro rata share of any PFIC stock held directly or indirectly by the Partnership. An election (the "QEF Election") can be made by a U.S. shareholder of a PFIC that would eliminate such additional tax but would require a current inclusion by such shareholder of its share of the earnings of the PFIC, whether or not such earnings are distributed by the PFIC. The QEF Election is permitted only if the PFIC makes certain information available to shareholders. It is uncertain whether any PFIC in which the Partnership acquires an interest will provide such information. It should be noted, however, that only the first U.S. person that owns stock in a PFIC may make the QEF election. Accordingly, Limited Partners cannot make such election individually with respect to shares owned by the Partnership, and if the Partnership owns its interest in a PFIC through another U.S. partnership, the election can only be made by that other partnership. Any such election by the first U.S. shareholder would bind all direct and indirect partners of such partnership. To the extent that the Partnership is eligible to make a QEF Election with respect to a particular PFIC, the Partnership intends to make such an election.

LIMITATIONS ON THE DEDUCTIBILITY OF INTEREST

     Section 163(d) of the Code substantially limits the deductibility of interest on funds borrowed to purchase or hold property held for investment. "Investment interest" generally is deductible by a noncorporate taxpayer only to the extent of "net investment income". With certain limitations, excess investment interest not allowed as a deduction in one taxable year may be carried forward and deducted in subsequent taxable years to the extent that there is sufficient net investment income in such subsequent taxable years. The deductibility of interest also affects an investor's potential minimum tax liability. See "Alternative Minimum Tax".

     Investment interest is broadly defined as interest which is paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment including generally the purchase of Units. Interest taken into account in determining a taxpayers passive losses, including generally any interest incurred or continued by a taxpayer to purchase or carry an interest in a partnership to which the passive loss rules apply, is not considered investment interest for purposes of the investment interest limitations. See "General Principles of Partnership Taxation--Basis of Partnership Interest; Passive Activity Loss Limitation".

     In addition  to the  "investment interest"  limitation described  above,
Section 265 (a) (2) of the Code disallows certain deductions for interest paid by a taxpayer or a related person on indebtedness incurred or continued to purchase or carry tax-exempt obligations. A Limited Partner for whom tax-exempt obligations constitute a significant portion of such Limited Partners net worth should consider the impact of Section 265 (a) (2) of the Code on his ability to deduct his allocable share of the Partnership's interest expense.

ALTERNATIVE MINIMUM TAX

     The alternative minimum tax, which applies to individuals, is determined by: (i) adding "tax preference" items to the individual's adjusted gross income (as reduced by certain itemized deductions and as otherwise adjusted pursuant to Sections 56 and 58 of the Code), (ii) subtracting therefrom the statutory exemption ($33,750 for single taxpayers, $45,000 for married taxpayers filing joint returns; but such exemptions are phased out for alternative minimum taxable incomes above $112,500 for single taxpayers and $150,000 for joint returns), and (iii) computing a tax at the rate of 26% on the first $175,000 of alternative minimum taxable income in excess of the exemption amount, and 28% on alternative minimum taxable income that is more than $175,000 above the exemption amount. For married individuals filing separate returns, the 28% rate applies to alternative minimum taxable income that is more than $87,500 above the applicable exemption amount. If the alternative tax so computed exceeds the individual's regular tax, then he or she must pay an additional tax equal to the excess.

     Each Limited Partner must include his or her allocable share of the Partnership's tax preference items in the computation of the applicable minimum tax. It is anticipated that the Partnership will not generate any significant items of tax preference for Limited Partners. However, for investors with substantial tax preference items from sources other than the Partnership, the imposition of the alternative minimum tax could reduce the after-tax economic benefits of investment in the Partnership. Prospective investors are urged to consult their tax advisors with regard to the specific effect of the new alternative minimum tax on an investment in the Partnership.

FRINGE BENEFITS

     Unless excluded under Section 132 of the Code or some other statutory provision, employee "fringe benefits" are includable in gross income. Under the Partnership Agreement, the General Partner will bear various expenses in connection with the organization of the Partnership (to the extent such expenses exceed 1%) and operation of the Partnership (to the extent such expenses exceed 0.5% of the proceeds of this offering, or 1% if such proceeds are less than $60 million) and will bear any sales or brokerage commissions charged in connection with the Partnerships investments. Payment by the General Partner of such expenses in excess of such amounts of the Limited Partners' capital contributions will be treated as an additional capital contribution of the General Partner under the Partnership Agreement and the General Partner's capital account will be credited to reflect such additional contribution.

     Since Units are being solely offered to ML & Co. and its employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating the employee-Limited Partner (i.e., a fringe benefit). If the IRS were successful in such characterization, a Limited Partner's pro rata share of such expenses (equal to the fair market value of the underlying goods and services rendered the Limited Partner) might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a Partnership deduction for such fees and expenses in an amount corresponding to such income inclusion because some of such fees and expenses would be attributable to non-deductible syndication expenses, or investment expenses subject to the new limitation imposed on the deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnerships portfolio assets. See "General
Principles of Partnership Taxation--Deductibility of Operating Expenses; Organization and Syndication Expenses" above.

STATE AND LOCAL TAXES

     In addition to the Federal income tax consequences described above, prospective Limited Partners should consider potential state and local tax consequences of an investment in the Partnership. State and local laws often differ from Federal income tax law with respect to the treatment of specific items of income, gain, loss, deductions and credit. A Limited Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining his or her reportable income for state and local tax purposes in the jurisdiction in which he or she is a resident. In addition, a number of other states in which the Partnership may do business or own properties may impose a tax on non-resident Limited Partners determined with reference to their allocable shares of Partnership income derived by the Partnership from such state. Partners may be subject to tax return filing obligations and income, franchise, estate, inheritance or other taxes in other jurisdictions in which the Partnership does business, as well as in their own states or localities of residence or domicile. Also, any tax losses derived through the Partnership from operations in such states may be available to offset only income from other sources within the same state. To the extent that a non-resident Limited Partner pays tax to a state by virtue of Partnership operations within that state, he or she may be entitled to a deduction or credit against tax owed to his or her state of residence with respect to the same income. In addition, estate or inheritance taxes might be payable in a jurisdiction in which the Partnership owns property upon the death of a Limited Partner. Prospective Limited
Partners are urged to consult their tax advisors with respect to possible state and local income and death tax consequences of an investment in the Partnership.

TAX CONSIDERATIONS FOR FOREIGN INVESTORS

     The tax treatment applicable to a non-resident alien who invests in the Partnership is complex and will vary depending upon the particular circumstances of each Limited Partner. Each foreign investor is urged to consult with his or her tax counsel concerning the U.S. Federal, state and local and foreign tax treatment of his or her investment in the Partnership. In general, the U.S. tax treatment will vary depending upon whether the Partnership is deemed to be engaged in a U.S. trade or business. At present, it is uncertain whether, or at which point in time, the Partnership will be so engaged.

     If the Partnership is not engaged in a U.S. trade or business in the tax year, the foreign Limited Partner would, in general, be subject to a 30% (or lower treaty rate) withholding tax with respect to his or her share of the Partnership's U.S. source interest, dividends and most other portfolio or investment income for such year, but would be exempt from U.S. taxation on his or her share of capital gains realized by the Partnership if he or she is not present in the United States for 183 days or more in the calendar year in which the Partnership's year ends.

     If the Partnership is engaged in a U.S. trade or business in the tax year, the foreign Limited Partner would be required to file a U.S. Federal income tax return and would be taxed in the United States at graduated Federal income rates upon that portion of his or her net income from the Partnership for such year which is "effectively connected" with such business. Moreover, under the Code, the Partnership would be required to withhold an amount equal to the U.S. tax on the foreign partners distributive share (whether or not actually distributed) of income which is attributable to "effectively connected income" with the Partnerships conduct of a trade or business in the United States. Such withholding tax would be required to be made by the Partnership on a quarterly basis. For tax treaty purposes, the foreign Limited Partner would generally be deemed to have a "permanent establishment" in the United States in any year in which the Partnership is engaged in a U.S. trade or business.

     A non-resident alien's interest in the Partnership would be subject to U.S. Federal estate taxation if the investor dies while owning such interest.

    The  above general  guidelines  are  subject to  modification  by a  tax
treaty.   Moreover,  the internal  tax rules  of the foreign  investor's home country must also be considered in determining the advisability of an investment in the Partnership.

BACKUP WITHHOLDING

     When a Unit is sold through a broker, the proceeds of the sale may constitute a "reportable payment" under the Federal income tax rules regarding backup withholding. Backup withholding, however, would apply only if the Limited Partner (i) failed to furnish and certify his or her Social Security number or other taxpayer identification number to the person subject to the backup withholding requirement (e.g., the broker) or (ii) furnished an incorrect Social Security number or taxpayer identification number. If backup withholding were applicable to a Limited Partner, the person subject to the backup withholding requirement would be required to withhold 31% of each distribution to such Partner and to pay such amount to the IRS on behalf of such Partner.

POSSIBLE CHANGES IN LAW

     The rules dealing with Federal income taxation are under continual review by Congress and the IRS, resulting in frequent revisions of the
Federal tax laws and regulations promulgated thereunder and revised interpretations of established concepts. No assurance can be given that, during the term of the Partnership, applicable Federal income tax laws or the interpretations thereof will not be changed in a manner that would have a material adverse effect on an investment in the Partnership.

IMPORTANCE OF OBTAINING PROFESSIONAL ADVICE

     The foregoing analysis is not intended as a substitute for careful tax planning. The tax matters relating to the Partnership and the transactions described herein are complex and are subject to varying interpretations. Moreover, the effect of existing income tax laws and possible changes in such laws will vary with the particular circumstances of each investor. In addition, with the exception of those issues specifically referred to as the subject of the opinion of Tax Counsel to the Partnership, no opinion as to the tax consequences of an investment in the Partnership has been obtained by the Partnership. Accordingly, as previously stated, each prospective Limited Partner should consult with and rely on his or her own advisors with respect to the possible tax consequences of an investment in the Partnership.

                     SUMMARY OF THE PARTNERSHIP AGREEMENT

     The form of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") is included as Exhibit A to this Prospectus. It is recommended that each prospective purchaser read it in its entirety.

     Certain provisions of the Partnership Agreement have been described elsewhere in this Prospectus. With regard to various transactions and relationships of the Partnership with the General Partner and its affiliates, see "Conflicts of Interest", with regard to the management of the Partnership, see "The Partnership" and "The General Partner and Its Affiliates", with regard to the transfer of Limited Partners' Units, see "Transferability of Units", and with regard to reports to be made to the Limited Partners, see "Reports".

     The following briefly summarizes certain provisions of the Partnership Agreement which are not described elsewhere in this Prospectus. All statements made below and elsewhere in this Prospectus relating to the Partnership Agreement are hereby qualified in their entirety by reference to the Partnership Agreement. Capitalized terms used in this summary have the meanings ascribed to them in the Partnership Agreement.

TERM

     The Partnership shall continue in full force and effect until December 31, 2037, or until dissolution prior thereto.

PARTNERSHIP CAPITAL

     No Partner shall be entitled to interest on any Capital Contribution to the Partnership or on such Partner's Capital Account. No Partner, other than the Initial Limited Partner, has the right to withdraw, or to receive any return of, his or her Capital Contribution. However, upon the death of a Limited Partner, the legal representative of such Partner may cause the interest of such Partner to be purchased as described under "Transferability of Units". No Partner has the right to receive property other than cash in return for his or her Capital Contribution.

ANNUAL APPRAISAL

     The Partnership Agreement provides that, beginning December 31, 1997 and each succeeding December 31 (the "Valuation Date"), the General Partner will make an Appraisal or have an Appraisal made of all of the assets of the Partnership as of such date. The Appraisal, which may be made by independent third parties appointed by the General Partner, is to be based on such methods relating to the valuation of the Partnership's assets and liabilities as are deemed appropriate by the General Partner or an independent third party. A copy of the Appraisal will be sent to the Limited Partners within 120 days, or as soon as practicable, after the end of the Partnership's fiscal year, which ends December 31. See "Reports" for information as to the valuation procedures expected to be utilized with respect to private equity investments.

VOTING RIGHTS

     Under the Partnership Agreement, either the General Partner or 10% or more in Interest of the Limited Partners may propose any act or other matter to which the Consent of any Partner is required. Within 20 days of the making of any such proposal, the General Partner must give all Partners Notification of such proposal (including the text of any amendment or document, a statement of its purposes and a favorable opinion of counsel, pursuant to Section 10.1A of the Partnership Agreement). Any matter requiring the Consent of any or all of the Limited Partners may be considered at a meeting of the Partners held not less than 15 nor more than 30 days after Notification to the Limited Partners of any proposal. Any Consent required by the Partnership Agreement shall be deemed to have been given only when the General Partner has actually received the written Consents of the Partners to the doing of the act or to such matter for which the Consent was solicited, or after the affirmative vote of the Partners to the doing of such act or to such matter at a meeting called to consider the same. Any Consent so given will be nullified if a written nullification by a Limited Partner of his Consent is actually received by the General Partner prior to the time such proposed act or such matter is actually voted upon.

     Among other matters subject to approval by the Limited Partners are admission of a successor General Partner, Removal of the General Partner, Sale of all or substantially all of the assets of the Partnership, certain amendments to the Partnership Agreement, and dissolution of the Partnership prior to January 1, 2003. However, as provided in detail in Section 11.3 of the Partnership Agreement, unless, at the time of the giving or withholding of Consent for certain actions by the Limited Partners, counsel retained by the Partnership at such time is of the opinion that the giving or withholding of Consent for such action is permitted by the Delaware Revised Uniform
Limited Partnership Act, does not impair the liability of the Limited Partners and does not adversely affect the tax status of the Partnership, certain voting rights of the Limited Partners may be restricted.

     In light of its anticipated significant holdings in the Partnership, ML & Co. will agree to vote its Units in the same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.

LIABILITY OF PARTNERS TO THIRD PARTIES

     The General Partner will be generally liable for all obligations of the Partnership.

     The Partnership Agreement provides that no Limited Partner shall be personally liable for the debts of the Partnership beyond the amount committed by such Limited Partner to the capital of the Partnership and such Limited Partner's share of the Partnership's assets and undistributed profits. See "Risk and Other Important Factors--Possible Loss of Limited Liability". In the event the Partnership is unable otherwise to meet its obligations, the Limited Partners might, under applicable law, be obligated under some circumstances to return distributions previously received by them. See "Risk and Other Important Factors--Repayment of Certain Distributions".

DISSOLUTION

     The Partnership shall be dissolved upon: the expiration of its term; the Incapacity, Removal or withdrawal of the General Partner and failure to designate a successor; the Sale or other disposition at one time of all or substantially all of the assets of the Partnership; an election prior to January 1, 2003 to dissolve by the General Partner with the Consent of a Majority-in-Interest of the Limited Partners; the failure of the Limited Partners to approve, by Consent of a Majority-in-Interest, the admission of a successor General Partner to the General Partner pursuant to Section 6.1A of the Partnership Agreement; after January 1, 2003, the General Partner's election to dissolve the Partnership; or the occurrence of any other event causing dissolution of the Partnership under the laws of the State of Delaware.

AMENDMENT

     Subject to the provisions of Section 10.1 thereof, the Partnership Agreement may be amended by action of a Majority-in-Interest of the Limited Partners. However, without the Consent of all Partners, Section 4.3C of the Partnership Agreement (relating to certain restrictions on the General Partner's authority), Article Ten (relating to amendment of the Partnership Agreement) and Section 11.3 (relating to certain limitations on Limited Partners' voting rights) may not be amended. Also, without the Consent of each Partner who may be adversely affected, the Partnership Agreement may not be amended to (i) enlarge the obligation of any Partner under the Partnership Agreement or convert a Limited Partner's Interest into a General Partner's Interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the provisions of the Partnership Agreement relating to distributions of Distributable Cash and allocations of Profits and Losses. In addition, Sections 6.1 and 6.2 (relating to successors to the General Partner) may not be amended without the Consent of the General Partner. As a result of the limitations on Limited Partners' voting rights described above under "Voting Rights", there may be situations when Limited Partners are not permitted to vote on amendments of the Partnership Agreement. However, in accordance with
Section 10.1 of the Partnership Agreement, under certain circumstances the General Partner, without the Consent of a Majority-in-Interest of the Limited Partners, may amend the Partnership Agreement if, in its opinion, such amendment does not have a material adverse effect on the Limited Partners or the Partnership.

ELECTIONS

     All elections required or permitted to be made by the Partnership under the Code may be made by the General Partner in such manner as it deems most advantageous to individual taxpayers who are (i) married and filing joint returns, (ii) not "dealers" for Federal income tax purposes, and (iii) in the highest marginal Federal income tax bracket.

APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT

     Each Limited Partner irrevocably constitutes and appoints the General Partner such Limited Partner's true and lawful attorney-in-fact, with full power and authority in such Limited Partner's name, place and stead to make, execute, acknowledge and file such documents, instruments and conveyances as may be necessary or appropriate to carry out the provisions of the Partnership Agreement.

PRINCIPAL OFFICE OF THE PARTNERSHIP

     The principal business office of the Partnership shall be at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, unless changed by the General Partner. The business of the Partnership may also be conducted at such additional places as the General Partner may determine.

APPLICABLE LAW

     The Partnership Agreement will be construed and enforced in accordance with the laws of the State of Delaware.

                          OFFERING AND SALE OF UNITS

OFFERING OF UNITS

     MLPF&S has entered into an Agency Agreement with the Partnership and the General Partner pursuant to which MLPF&S has agreed to act as selling agent for the Partnership and the General Partner to assist in the sale of the Units to Qualified Investors on a "best efforts" basis. MLPF&S and its affiliates will not receive, directly or indirectly, any payments or compensation in connection with the offering and sale of Units.

     The Agency Agreement contains cross-indemnification clauses with respect to certain liabilities under the Securities Act of 1933.

     Eligible Investors must submit completed subscription documents not later than July , 1997, or such subsequent date, not later than August , 1997, as the General Partner and MLPF&S may determine. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon such investors shall transfer funds for payment into the Partnership's escrow account. The General Partner will also advise such investors of the Offering Termination Date. If subscriptions (including subscriptions of ML & Co.) for 40,000 Units are not received by the Offering Termination Date, the offering will be terminated, and all funds received will be refunded with interest, if any, actually earned thereon.

     If subscriptions for more than 250,000 Units are received, the General Partner may, in its sole discretion, reject, in whole or in part, any Limited Partner's subscription.

INVESTOR SUITABILITY STANDARDS

     Only  Qualified Investors  will  be  eligible to  purchase  Units.   See
"Investor Suitability Standards" on page 2.

MAXIMUM PURCHASE BY QUALIFIED INVESTORS

     The Partnership has imposed restrictions on the maximum amount of Units which may be purchased by any Qualified Investor. An employee of ML & Co. or its subsidiaries may only purchase Units in an amount which does not exceed 15% of such employee's cash compensation from ML & Co. or its subsidiaries received with respect to 1996 on an annualized basis unless the employee either (x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1995 and 1996 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same level in 1997. An employee of ML & Co. who meets the requirements of clause (x) or (y) above may purchase Units in an amount which does not exceed 75% of the employee's compensation in respect of 1996 on an
annualized  basis.   A non-employee director of ML  & Co. may  only purchase
Units in an amount which does not exceed two times the director's fees (including committee fees, but not including reimbursement of expenses) received from ML & Co. during 1996. Notwithstanding the foregoing, a Qualified Investor (other than ML & Co.) will only be permitted to purchase Units in the Partnership in an aggregate amount in excess of $250,000 if the offering is not fully subscribed. In the event that the offering is not fully subscribed, Qualified Investors will be permitted to invest up to the specified percentage of his or her 1996 compensation (or directors fees, as applicable), provided that such amount is equal to less than 10% of the outstanding limited partnership interests of the Partnership.

PURCHASE OF UNITS BY ML & CO.

     The Partnership is also offering Units to ML & Co. ML & Co. has advised the Partnership that it intends to offer a deferred compensation plan to certain key employees of ML & Co. and its subsidiaries pursuant to which such employees will be permitted to defer compensation earned during 1996 and to elect to receive a return from ML & Co. determined by reference to the performance of the Partnership. ML & Co. intends to acquire Units having a purchase price approximately equivalent to the aggregate amount of compensation deferred under its plan. ML & Co. will acquire such Units at the Closing for a purchase price of $1,000 per Unit. Participants in the plan will not acquire any ownership interest in the Units purchased by ML & Co. The ability of ML & Co. to purchase Units is subject to receipt by the Partnership of an amendment to an order it previously obtained from the Commission under the Investment Company Act concerning eligible purchasers of interests in the KECALP Partnerships.

SUBSCRIPTION TO PURCHASE UNITS

     Each Qualified Investor who desires to purchase any Units must:

     (a)  subscribe to purchase five or more Units;

     (b) complete, date, execute and deliver to KECALP Inc., South Tower, World Financial Center, 225 Liberty Street, New York, NY 10080-6123, one copy of the Signature Page and Power of Attorney, a form of which is attached as part of the Subscription Agreement attached to this Prospectus as Exhibit B; and

     (c) authorize an amount equal to $1,000 for each Unit that the prospective purchaser desires to purchase to be debited from his MLPF&S securities account.

     The   General  Partner  will   not,  under  any   circumstances,  accept
subscriptions for a fractional interest in a Unit.

PAYMENT FOR UNITS

     Each Qualified Investor who subscribes to purchase Units will, by execution of the Subscription Agreement, agree to make a capital contribution of $1,000 for each Unit subscribed for and authorize that amount to be debited from his MLPF&S securities account specified on his Signature Page and Power of Attorney. If sufficient funds are not already available in the Qualified Investor's MLPF&S securities account, the Qualified Investor must deposit additional funds so that the full amount of the capital contribution for the Units for which the investor has subscribed will be available in such account.

     Not more than 30 days after any Qualified Investor enters into a Subscription Agreement, the General Partner will notify such investor whether such investor's subscription will be rejected (and any subscription not so rejected will be accepted, subject to the satisfaction of the conditions referred to below). Amounts paid by an investor whose subscription is rejected will be promptly returned with interest, if any, actually earned and received thereon, as provided below.

     MLPF&S will promptly debit subscription amounts upon subscription from subscribers' MLPF&S securities accounts and deposit such funds in an escrow account with The Bank of New York, for the benefit of investors. The bank escrow agent for such account may, at the direction of MLPF&S, invest such payment in U.S. government securities, bank time deposits, certificates of deposit of a domestic bank which mature prior to the Closing of the purchase of Units or bank money market accounts. The Qualified Investors' funds in such account, but not the interest earned thereon, will be released to the Partnership only if each of the following conditions has been satisfied:

     (a) on the date of Closing, the Partnership has received subscriptions for at least 40,000 Units;

     (b) on the date of Closing, the escrow agent has received the full payment of the capital contributions for the Units which the Partnership will issue and sell at such Closing; and

     (c) on the date of Closing, Brown & Wood LLP has delivered its opinion that the Partnership will be treated as a partnership for Federal income tax purposes and will not be treated as a publicly traded partnership within the meaning of Section 7704(b) of the Internal Revenue Code of 1986, as amended.

     If such conditions are not timely satisfied, all the investors' funds so held in such account will be returned to the investors. If all of such conditions are timely satisfied, each investor who has subscribed to purchase Units to be issued and sold at such Closing will become a Limited Partner and thereafter (but only thereafter) such investor's capital contributions will be paid to the Partnership, to be applied by it as described in this Prospectus. Any interest earned on funds held in escrow will be paid to subscribers in proportion to their respective subscription amounts and the length of time their subscription amounts were on deposit.

     Each Limited Partner will be entitled to the distributive share of items of income, gain, deduction, loss or credit and cash distributions allocable to such Limited Partners interest in the Partnership, as provided in the Partnership Agreement, without regard to the dates on which any Limited Partners may have subscribed to purchase Units.


                           TRANSFERABILITY OF UNITS

RESTRICTIONS

     The Partnership is designed as an investment vehicle for Qualified Investors only. The Partnership has obtained exemptions from certain provisions of the Investment Company Act on the basis that, with certain exceptions, only Qualified Investors will become Limited Partners. PURCHASERS OF UNITS SHOULD VIEW THEIR INTEREST IN THE PARTNERSHIP AS A LONG-TERM, ILLIQUID INVESTMENT.

     No transfer or assignment by a Limited Partner of his or her interest in the Partnership shall be effective unless made in accordance with the provisions of the Partnership Agreement. The Partnership Agreement prohibits transfer or assignment by a Limited Partner of his or her interest in the Partnership to any person who is not a Qualified Investor, except transfers to a member of his or her immediate family or transfers resulting by operation of law. (For this purpose, the members of a Limited Partner's immediate family consist of the partner's spouse and children.) No transfer of a Limited Partner's interest may be made without the consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. No sale, assignment or transfer of, or after which the transferor and transferee would each hold, an interest representing a capital contribution of less than $1,000, will be permitted or recognized for any purpose without the consent of the General Partner, which consent will be granted only for good cause shown.

     The sale or transfer of a Partnership interest may result in adverse income tax consequences to the transferor. Limited Partners are advised to consult their tax advisors prior to any such transfer. See "Tax Aspects of Investment in the Partnership--Transfer of a Partnership Interest".

     No transfer, assignment or negotiation of an interest in the Partnership will be recognized or effective if such transfer or assignment, together with all other such transfers on the books of the Partnership during the immediately preceding 12 months, would result in the transfer of 50% or more of the Units. See "Tax Aspects of Investment in the Partnership--General Principles of Partnership Taxation--Termination of the Partnership for Tax Purposes". In addition, pursuant to the Partnership Agreement, the
Partnership will satisfy one or more safe harbor limitations from classification as a publicly traded partnership which would impose more restrictive numerical limitations on the number of Units transferred. One safe harbor under current law would restrict transfers (except for certain exempt transfers) of 2% or more Units during the same taxable year. Transfers, assignments or negotiations, the recognition and effectiveness of which are so suspended and deferred, will be recognized (in chronological order to the extent practicable) when, and to the extent that, such recognition will not result in there having been transfers of Units in excess of the limitations referred to above.

     The General Partner has the authority to amend the transferability provisions of the Partnership Agreement in such manner as may be necessary or desirable to preserve the tax status of the Partnership.

     Further, no sale, exchange, transfer or assignment of a Limited Partner's interest may be made if the sale of such interest would, in the opinion of counsel for the Partnership, result in a termination of the Partnership for purposes of Section 708 of the Code, violate any applicable Federal or state securities laws, cause the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes, cause the Partnership to be classified as a publicly traded partnership and taxable as a corporation for Federal income tax purposes, or cause all or a portion of the Partnerships assets to be treated as "tax-exempt use property" under
Section 168(j) of the Code.

ACQUISITION OF CERTAIN LIMITED PARTNERS' INTERESTS
BY THE GENERAL PARTNER OR THE PARTNERSHIP

     Upon the death of a Limited Partner, the legal representative(s) of such Limited Partner may tender, and the General Partner shall purchase the interest in the Partnership held by such Limited Partner at a purchase price equal to the value of the interest determined at the next annual Valuation Date. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the appraisal is sent to the Limited Partners. The Partnership, rather than the General Partner, may purchase such interest if it is determined the purchase is in the best interests of the Partnership. If the General Partner purchases any such interest for its own account pursuant to this provision, it shall be entitled to the rights of an assignee of such interest, including the right to vote as if it were a Substituted Limited Partner, and it may become a Substituted Limited Partner. The General Partner may sell any interest acquired pursuant to this provision and the purchaser will be entitled to be admitted as a Substituted Limited Partner effective as of the date of payment to the General Partner for such interest.

ASSIGNEES

     An assignee of a Limited Partner does not automatically become a Substituted Limited Partner, but has the right to receive the same share of profits, losses and distributable cash of the Partnership to which the assignor Limited Partner would have been entitled. A Limited Partner who assigns all of his Partnership interest ceases to be a Limited Partner, and shall not retain any statutory rights as a Limited Partner. The assignee of a Partnership interest who does not become a Substituted Limited Partner and desires to make further assignment of such interest is subject to all of the restrictions on transferability of Partnership interests described in this Prospectus and the Partnership Agreement.

     In the event of the death, incapacity or bankruptcy of a Limited Partner, his or her legal representatives will have all the rights of a Limited Partner for the purpose of settling or managing his or her estate and such power as the decedent, incompetent or bankrupt Limited Partner possessed to assign all or any part of his interest in the Partnership, and to join with such assignee in satisfying conditions precedent to such assignees becoming a Substituted Limited Partner. In the event of the death of a Limited Partner, but not in the event of adjudication of incompetence or bankruptcy, the deceased Limited Partner's interest may be distributed as part of the estate, transferred by operation of law, tendered to the General Partner as described above, or assigned to another Qualified Investor.

     A purported sale, assignment or transfer of a Limited Partner's interest will be recognized by the Partnership on the first day of the fiscal quarter following the quarter in which the Partnership has received written notice of such sale, assignment or transfer in form satisfactory to the General Partner, signed by both parties, containing the purchaser's, assignee's or transferee's acceptance of the terms of the Partnership Agreement and a representation by the parties that the sale or assignment was made in accordance with all applicable laws and regulations.

SUBSTITUTED LIMITED PARTNERS

     No Limited Partner has the right to substitute an assignee as a Limited Partner in his or her place. The General Partner, however, has the right in its sole and absolute discretion, to permit such assignee to become a Substituted Limited Partner and any such permission by the General Partner is binding and conclusive without the consent or approval of any Limited Partner. Any Substituted Limited Partner must, as a condition to receiving any interest in the Partnership, sign a Signature Page and Power of Attorney, pay the reasonable legal fees and filing and publication costs of the
Partnership and the General Partner in connection with his or her substitution as a Limited Partner and satisfy the other conditions specified in Section 10.2 of the Partnership Agreement. Notwithstanding the actual time of the admission of a Substituted Limited Partner, for purposes of allocating profits, losses and distributable cash (as those terms are defined in the Partnership Agreement), a person will be treated as having become a Limited Partner as of the date on which the sale, assignment or transfer of such persons interest was recognized by the Partnership, as described above, even if that person does not in fact become a Substituted Limited Partner.

                                   REPORTS

     Financial information contained in all reports to the Limited Partners will be prepared on an accrual basis of accounting in accordance with generally accepted accounting principles and will include, where applicable, a reconciliation to information furnished to the Limited Partners for income tax purposes. Federal and state tax information will be provided to the Limited Partners within 75 days following the close of each calendar year or as soon as practicable thereafter. (As described under "Risk and Other Important Factors", to the extent the Partnership invests in other investment funds, it may experience delays in obtaining annual tax information, which may require Limited Partners to obtain extensions for filing income tax returns.) Financial statements, which will be prepared annually, will be certified by independent auditors and will be furnished within 120 days (or as soon as practicable thereafter) following the close of the calendar year. A statement of appraisal of the value of Partnership assets will be provided with the financial statements. Limited Partners also have the right under applicable law to obtain other information about the Partnership and may, at their expense, obtain a list of the names and addresses of all of the Limited Partners for any proper purpose.

     In connection with the appraisal of the value of the Partnership's investments in portfolio companies that are not publicly traded, there is a range of values which is reasonable for such investments at any particular time. The General Partner presently expects that the following procedures will be utilized with respect to these investments. In the early stages of development, these investments will typically be valued based on their original cost to the Partnership (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based on such factors affecting the portfolio company as earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future prospects. In the case of unsuccessful operations, the appraisal may be based on liquidation value. Valuations based on the appraisal method are necessarily subjective. The General Partner will also use third party transactions (actual or proposed) in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors. The valuation of debt securities that are not publicly traded will be determined by or under the direction of the General Partner. The General Partner expects that the private market method of valuation will be the primary method utilized with respect to these securities. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect the effect of such restrictions.

                                   EXPERTS

     The financial statements included in this Prospectus have been examined by Deloitte & Touche LLP, independent auditors, as indicated in their opinions with respect thereto, and are included herein in reliance upon the authority of that firm as experts in accounting and auditing.

                                LEGAL MATTERS

     The legality of the securities offered hereby will be passed upon by Brown & Wood LLP, One World Trade Center, New York, New York 10048, as counsel to the Partnership and the General Partner, who may rely as to matters of Delaware law upon the opinion of Richards, Layton & Finger, One Rodney Square, Wilmington, Delaware 19801.

     The statements under the heading "Tax Aspects of Investment in the Partnership" have been reviewed by Brown & Wood LLP.


              EXEMPTIONS FROM THE INVESTMENT COMPANY ACT OF 1940

     The Partnership will operate as a non-diversified, closed-end, management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act. However, an exemptive order was obtained from the Commission in 1982 pursuant to Section 6(b) of the Act that exempts the Partnership, as an "employees securities company" within the meaning of the Investment Company Act, from certain provisions of such Act. The exemptive order relates to the following provisions of the Investment Company Act and the rules and regulations promulgated thereunder:

     Section 8(b) to exempt the Partnership from filing annual amendments to its Registration Statement under the Investment Company Act;

     Section 10(a) to permit the Partnership to include the General Partner as the sole general partner and to permit all of the directors and officers of the General Partner to be persons who are employees of ML & Co. or its affiliates;

     Section 10(b) to permit the Partnership to employ subsidiaries of ML & Co. to act as broker and principal underwriter for the Partnership;

     Section 10(f) to permit the Partnership to purchase securities in underwritten offerings, a principal underwriter of which may be an affiliate of the General Partner;

     Section 14(a) to permit the Partnership to offer Units to Qualified Investors prior to the time the Partnership has a net worth of $100,000;

     Section 15(a) to permit the General Partner to act from time to time as investment adviser to the Partnership without a written contract and without the approval of the Limited Partners;

     Section 16(a) to permit ML & Co. to appoint and replace the directors of the General Partner in accordance with the Partnership Agreement;

     Section 17(a) to permit ML & Co. and its subsidiaries to engage in certain transactions as principal with the Partnership in addition to transactions as agent, including transactions involving money market securities and real estate, and, under limited circumstances and subject to certain conditions, the acquisition of investments from the General Partner (or an affiliate thereof) that were purchased for the Partnership prior to the closing of its offering;

     Section 17(d) to permit the Partnership to engage in transactions in which certain affiliated persons of the Partnership may also be participants;

     Section 17(f) to permit ML & Co. or one of its subsidiaries to act as custodian without a written contract;

     Section 17(g) to permit the Partnership to comply with requirements applicable to fidelity bonds without the necessity of having a majority of the Board of Directors of the General Partner which are not "interested persons" take such action and make such approvals as are set forth in Rule 17g-1 under the Investment Company Act;

     Section 18(a)(1) to exempt the Partnership from certain limitations on borrowings so that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to the restrictions on "asset coverage" contained in the Investment Company Act;

     Section 18(i) to permit the Limited Partners to have only those rights with respect to the management of the Partnership as are set forth in the Partnership Agreement;

     Section 19(b) to permit the Partnership to distribute long-term capital gains more frequently than annually;

     Section 20(a) to exempt the Partnership from the proxy requirements set forth in the rules under the Investment Company Act;

     Section 23(c) to permit the Partnership to repurchase Partnership interests pursuant to the terms of the Partnership Agreement;

     Section 30(a),(b) and (d) to exempt the Partnership from filing annual and quarterly reports with the Commission and from sending semi-annual reports to Limited Partners; and

     Section 32(a) to permit the General Partner to select independent certified public accountants for the Partnership without submitting their selection to the Limited Partners for ratification or rejection.

     In 1991, the Commission issued an order amending the order described above to expand the categories of investments in which the Partnership and other partnerships managed by the General Partner may participate with ML & Co. and its affiliates. The transactions in which such joint investments may be made relate generally to equity and equity-related investments in buyout transactions and other transactions structured by ML & Co. or its affiliates or in which ML & Co. or its affiliates have an equity or equity-related investment. The order requires, among other things, that the General Partner make specified findings before the Partnership participates in such investments and that the General Partner, at least annually, provide to the Limited Partners a list of such investments in which the Partnership has invested with ML & Co. or its affiliates.

                            ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the Registration Statement that the Partnership has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act. For further information pertaining to the securities offered hereby, reference is made to the Registration Statement including the exhibits filed as a part thereof.

                        INDEX TO FINANCIAL STATEMENTS


                                                                         Page
                                                                         ----


Merrill Lynch KECALP L.P. 1997
     Independent Auditors' Report                                         51
     Balance Sheet, May 12, 1997                                          52
     Notes to Balance Sheet                                               52

KECALP Inc. (Unaudited)
     Balance Sheet, December 27, 1996                                     53
     Notes to Balance Sheet                                               54


INDEPENDENT AUDITORS' REPORT

Merrill Lynch KECALP L.P. 1997:

We have audited the accompanying balance sheet of Merrill Lynch KECALP L.P. 1997 as of May 12, 1997. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Merrill Lynch KECALP L.P. 1997 at May 12, 1997, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

New York, New York
May 14, 1997


                        MERRILL LYNCH KECALP L.P. 1997

                                BALANCE SHEET

                                 May 12, 1997

Assets

Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $100

                          PARTNERS' CAPITAL ACCOUNT

Capital Contributions:
  General Partner . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 99
  Initial Limited Partner . . . . . . . . . . . . . . . . . . . . . . .     1
                                                                         ----
                                                                         $100

                            NOTES TO BALANCE SHEET


1.  Organization and Purpose

     Merrill Lynch KECALP L.P. 1997 (the "Partnership") was formed as of October 28, 1996 and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on October 28, 1996. The only transactions to date have been capital contributions of $99 by KECALP Inc. ("KECALP" or the "General Partner") and $1 by the Initial Limited Partner. The Initial Limited Partner purchased an interest in the Partnership for $1 to permit the formation of the Partnership. KECALP is a Delaware corporation, formed in June 1981 and an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The General Partner is authorized to admit additional limited partners to the Partnership if, after the admission of such additional limited partners, the capital contributions of all additional limited partners would not be less than $40,000,000. The Partnership is an "employees securities company" under the Investment Company Act of 1940. KECALP will pay the organizational expenses of the Partnership incurred prior to the commencement of the offering of the Partnership's units. The Partnership has agreed to reimburse KECALP for such costs. Deferred organizational expenses of the Partnership will be amortized on a straight line basis over a period not to exceed five years from the commencement of the Partnership's operations. In the event that the Partnership liquidates before the deferred organizational expenses are fully amortized, KECALP shall bear such unamortized deferred organizational expenses for the Partnership.

2.   Business

     The Partnership intends to seek long-term capital appreciation. The Partnership will invest primarily in privately offered investments. The
Partnership shall  not  engage  in  any other  business  or  activity.    The
Partnership term extends to December 31, 2037. However, pursuant to the Partnership Agreement, the General Partner may dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003.

3.  Fiscal Year

     The fiscal year of the Partnership will be the year ending December 31 of each year.

           INVESTORS WILL NOT ACQUIRE ANY INTEREST IN THIS COMPANY

                                 KECALP INC.

                          BALANCE SHEET (UNAUDITED)

                              DECEMBER 27, 1996

ASSETS

Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    20,918
Other receivable  . . . . . . . . . . . . . . . . . . . . . . .        50,330
Due from Merrill Lynch & Co. Inc. (Note 4)  . . . . . . . . . . .     881,438
Investment in limited partnerships (Note 1) . . . . . . . . . . .     736,238
                                                                     --------

TOTAL                                                              $1,688,924


LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred federal and state income taxes . . . . . . . . . . . .     $32,288
  Accrued expenses  . . . . . . . . . . . . . . . . . . . . . .        61,790
                                                                      -------

  Total liabilities . . . . . . . . . . . . . . . . . . . . . .        94,078
                                                                      -------

STOCKHOLDER'S EQUITY:  (Note 1)

  Common stock $1 par value; authorized and
    outstanding 1,000 shares (Note 3) . . . . . . . . . . . .   $       1,000
  Additional paid-in-capital (Note 3) . . . . . . . . . . . . .    12,435,556
  Capital contribution receivable (Note 2)  . . . . . . . . . .   (11,100,000)
  Excess  . . . . . . . . . . . . . . . . . . . . . . . . . . .       258,290
                                                                 ------------

     Total stockholders equity  . . . . . . . . . . . . . . . .  $  1,594,846
                                                                 ------------

TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  1,688,924


                         See notes to balance sheet.


                                 KECALP INC.
                            NOTES TO BALANCE SHEET
                                 (UNAUDITED)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     KECALP Inc. ("KECALP"), a Delaware corporation, is a wholly-owned subsidiary of Merrill Lynch Group Inc. ("ML Group"). ML Group is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & CO."). KECALP is the General Partner of seven Delaware limited partnerships, Merrill Lynch KECALP Growth Investments Limited Partnership 1983 (the "1983 Partnership"), Merrill Lynch KECALP L.P. 1984 (the "1984 Partnership"), Merrill Lynch KECALP L.P.
(the "1986 Partnership"), Merrill Lynch KECALP L.P. 1987 (the "1987 Partnership"), Merrill Lynch KECALP L.P. 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1991 (the "1991 Partnership") and Merrill Lynch KECALP L.P. 1994 (the "1994 Partnership"), collectively referred to as the "Partnerships". As General Partner, KECALP manages the Partnerships, pays certain of their expenses and maintains a 1% ownership interest in each of the Partnerships.

     The 1983 Partnership and the 1984 Partnership intend to seek long-term capital appreciation and the tax advantages associated with certain investments, primarily through the purchase of speculative, tax-oriented investments in real estate, oil and gas properties, personal property and/or indirect interests therein. At least 25% of the total proceeds will be invested in real estate. The investment objectives of the 1986, 1987, 1989, 1991 and 1994 Partnerships are to seek long-term capital appreciation with a substantial portion of its total proceeds invested in venture capital and leveraged buyout investments. The Partnerships may purchase other investments that KECALP deems appropriate. The Partnerships shall not engage in any other business or activity.

     Investment  in Partnerships     The investment  in  the Partnerships  is
accounted for using the cost method.

     Capital Requirements As a condition to the closing of the sales of units of limited partnership interest, KECALP has agreed to maintain a net worth as required in accordance with applicable U.S. income tax regulations and rulings of the Internal Revenue Service. ML & Co. provides capital to KECALP by a demand promissory note or other investment to satisfy the requirement that KECALP have such net worth (see Note 2).

2.   CAPITAL CONTRIBUTION RECEIVABLE

     The Capital Contribution receivable represents promissory notes from ML & Co. The notes are due on demand and bear interest at the daily brokers call rate. Intercompany interest and taxes are not paid, but KECALP's obligations have been settled through an adjustment of the intercompany receivable account.

3.   RELATED PARTY TRANSACTIONS

     KECALP is obligated to pay certain expenses, fees, sales or brokerage commissions, and other expenditures (except for debt service and interest expense) of the Partnerships.

     KECALP is required to maintain an investment in the Partnerships of approximately 1% of the Partnerships' net assets less (plus) unallocated net unrealized appreciation (depreciation) of investments.

4.   DUE FROM MERRILL LYNCH & CO.

     The Corporation  has been authorized  to transfer funds, as  required by
policy, to ML & Co.   ML & Co. is to repay  this loan with interest based  on
the daily brokers call rate.

5.   INCOME TAXES

     The results of operations of KECALP are included in the consolidated Federal income tax returns of ML & Co., Inc. It is the policy of ML & Co., Inc. to allocate to KECALP the Federal and state tax expense associated with such operating results in its consolidated tax return, including the recognition of deferred tax assets.


                                                                    EXHIBIT A


                        MERRILL LYNCH KECALP L.P. 1997
                       (A DELAWARE LIMITED PARTNERSHIP)
                        AMENDED AND RESTATED AGREEMENT

                                      OF

                             LIMITED PARTNERSHIP


                              TABLE OF CONTENTS
                             -----------------

     CAPTION                                                          PAGE
     -------                                                          ----


     ARTICLE ONE

     DEFINED TERMS                                                     A-1

     ARTICLE TWO

          ORGANIZATION

          SECTION 2.1  Governance                                       A-3
          SECTION 2.2  Name, Place of Business and Office; Registered Agent
A-3
          SECTION 2.3  Purpose                                          A-4
          SECTION 2.4  Term                                             A-4

     ARTICLE THREE

          PARTNERS AND CAPITAL

          SECTION 3.1  General Partner                                  A-4
          SECTION 3.2  Initial Limited Partner                          A-4
          SECTION 3.3  Additional Limited Partners                      A-4
          SECTION 3.4  Partnership Capital                              A-5
          SECTION 3.5  Liability of Partners                            A-5
          SECTION 3.6  Lender as Partner                                A-5

     ARTICLE FOUR

          MANAGEMENT

          SECTION 4.1  Powers of the General Partner                    A-6
          SECTION 4.2  Prohibited Transactions                          A-7
          SECTION 4.3  Restrictions on the Authority of the General Partner
                                                                        A-8
          SECTION 4.4  Duties and Obligations of the General Partner    A-8
          SECTION 4.5  Compensation and Reimbursement of the General Partner
                                                                        A-10
          SECTION 4.6  Other Businesses of Partners                     A-10
          SECTION 4.7  Indemnification                                  A-10
          SECTION 4.8  Management by Limited Partners                   A-11

     ARTICLE FIVE

          DISTRIBUTIONS OF PARTNERSHIP FUNDS;
            ALLOCATIONS OF PROFITS AND LOSSES

          SECTION 5.1  Distributions of Partnership Funds               A-11


          SECTION 5.2  Allocations of Profits and Losses                A-11
          SECTION 5.3  Determinations of Allocations and Distributions
                        Among Limited Partners                          A-12

     ARTICLE SIX

          TRANSFERABILITY OF THE GENERAL PARTNERS INTEREST

          SECTION 6.1    Voluntary  Withdrawal or  Transfer  by  the  General
                         Partner                                        A-13
          SECTION 6.2  Admission of Successor General Partner           A-14
          SECTION 6.3   Liability of  a Withdrawn or Removed  General Partner
                                                                        A-14
          SECTION 6.4  Incapacity of the General Partner                A-14
          SECTION 6.5  Removal of the General Partner                   A-14
          SECTION 6.6  Distributions on  Withdrawal or Removal of the General
                       Partner                                          A-15

     ARTICLE SEVEN

          TRANSFERABILITY OF A LIMITED PARTNERS INTEREST

          SECTION 7.1  Restrictions on Transfers of Interest             A-15
          SECTION 7.2  Incapacity of Limited Partner                     A-17
          SECTION 7.3  Assignees                                         A-17
          SECTION 7.4  Substituted Limited Partners                      A-17
          SECTION 7.5   Acquisition of Certain Limited Partners' Interests by
                       the General
                       Partner or the Partnership                        A-19

     ARTICLE EIGHT

          DISSOLUTION, LIQUIDATION AND
            TERMINATION OF THE PARTNERSHIP

          SECTION 8.1  Events Causing Dissolution                         A-19
          SECTION 8.2  Liquidation                                        A-20

     ARTICLE NINE

          BOOKS AND RECORDS; ACCOUNTING;
            APPRAISAL; TAX ELECTIONS; ETC.

          SECTION 9.1  Books and Records                                  A-21
          SECTION  9.2   Accounting  Basis  for Tax  and  Reporting Purposes;
                       Fiscal Year                                        A-21
          SECTION 9.3  Bank Accounts                                      A-21
          SECTION 9.4  Appraisal                                          A-21
          SECTION 9.5  Reports                                            A-22
          SECTION 9.6  Elections                                          A-22

     ARTICLE TEN

          AMENDMENTS

          SECTION 10.1 Proposal and Adoption of Amendments Generally  A-22
          SECTION 10.2 Amendments on Admission or Withdrawal of PartnersA-23



     ARTICLE ELEVEN

          CONSENTS, VOTING AND MEETINGS



          SECTION 11.1 Method of Giving Consent                            A-23
          SECTION 11.2 Meetings of Partners                                A-24
          SECTION 11.3 Limitations on Requirements for Consents            A-24
          SECTION 11.4 Submissions to Limited Partners                     A-25

     ARTICLE TWELVE

          MISCELLANEOUS PROVISIONS

          SECTION  12.1    Appointment   of   the    General   Partner    as
                    Attorney-in-Fact                                       A-25
          SECTION  12.2  Notification  to  the  Partnership  or  the  General
                   Partner                                                 A-26
          SECTION 12.3 Binding Provisions                                  A-26
          SECTION 12.4 Applicable Law                                      A-26
          SECTION 12.5 Counterparts                                        A-26
          SECTION 12.6 Separability of Provisions                          A-26
          SECTION 12.7 Entire Agreement                                    A-26
          SECTION 12.8 Headings                                            A-26


            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                      OF MERRILL LYNCH KECALP L.P. 1997


     Amended and Restated Agreement of Limited Partnership of Merrill Lynch KECALP L.P. 1997 (the "Partnership") dated _________, 1997, among KECALP Inc., a Delaware corporation, as General Partner, Robert F. Tully, the Initial Limited Partner, and those Persons who shall be admitted as Additional Limited Partners and as Substituted Limited Partners.

     Whereas, pursuant to a Certificate of Limited Partnership dated as of October 28, 1996, and filed with the Delaware Secretary of State on October 28, 1996, and an Agreement of Limited Partnership, dated October 28, 1996 (the "Original Agreement"), KECALP Inc. and Robert F. Tully have heretofore formed the Partnership under the Delaware Revised Uniform Limited Partnership Act;

     Whereas, KECALP Inc., the Initial Limited Partner, and the Additional Limited Partners, as defined herein, desire to amend and restate in its entirety the terms and provisions of the Original Agreement governing the Partnership;

     Now, Therefore, in consideration of the mutual promises made herein, the parties, intending to be legally bound, hereby agree as follows:


                                 ARTICLE ONE

                                Defined Terms

     The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article One. The singular shall include the plural and the masculine gender shall include the feminine, and vice versa, as the context requires.

     "Act" means the Delaware Revised Uniform Limited Partnership Act (6 Del. C.17-101 et seq.), as amended from time to time and any successor to the said Act.

     "Additional Limited Partners" means those Persons admitted to the Partnership pursuant to Section 3.3 and shown as limited partners of the Partnership on the books and records of the Partnership.

     "Affiliate" means when used with reference to a specified Person, (i) any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer, partner (excluding unrelated third parties who are joint venturers or participants in joint ventures electing to be taxed as partners for Federal income tax purposes) or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 5% or more of any class of equity securities and (iv) any member of the immediate family of the specified Person or his or her spouse.

     "Agreement" means this Amended and Restated Agreement of Limited Partnership, as originally executed and as amended and restated from time to time, as the context requires.

     "Appraisal" means the statement of valuation of the assets of the Partnership as described in Section 9.4.

     "Auditors" means Deloitte & Touche LLP or such other nationally or regionally recognized firm of independent auditors as shall be engaged by the Partnership.

     "Capital Account", as to any Partner, means the sum of a Partner's Capital Contributions, increased by his share of any Profits, and decreased by his share of any Losses and by his share of any Partnership Distributable Cash reasonably expected to be distributed to such Partner and other assets distributed to such Partner or on behalf of such Partner in payment of any taxes or other expenses allocable to such Partner and as otherwise increased or decreased in accordance with the tax accounting principles set forth in Treasury Regulation Section 1.704-1(b)(2)(iv) of the Code.

     "Capital Contribution" means the total amount of money contributed to the Partnership by all Partners or any class of Partners or any one Partner (or the predecessor holders of the Interests of such Partners or Partner), as the context requires, upon the formation of the Partnership or the admission of such Partner to the Partnership, or as that money is contributed to the Partnership.

     "Code" means the Internal Revenue Code of 1986, as amended (or any corresponding provision of succeeding law).

     "Consent" means the approval of a Person, given as provided in Section 11.1, to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Reference to the Consent of a specified percentage in Interest of the Limited Partners means the Consent of Limited Partners whose combined Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

     "Distributable Cash" means, with respect to any fiscal period of the Partnership, the cash assets of the Partnership on hand at the end of such fiscal period (but not including the Capital Contribution to the Partnership) less amounts required to be retained out of such cash assets in the sole judgment of the General Partner to pay the Partnership's liabilities whether accrued or anticipated to accrue in the future or to make permissible investments.

     "Fiscal Year" means the calendar year.

     "General Partner" means KECALP Inc., a Delaware corporation whose business address is South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, and any successor to it in its capacity as general partner of the Partnership.

     "Incapacity" or "Incapacitated" means the entry of an order for relief in a case under Title 11 of the United States Code (the "Bankruptcy Code") ("bankruptcy") (except that, in the case of the General Partner, the term "bankruptcy" shall mean only the being subject to Chapter 7 of the Bankruptcy
Code) or the incompetence, insanity, interdiction, death, incapacity, disability, dissolution or termination (other than by merger or consolidation), as the case may be, of any Person.

     "Income" means the gross income of the Partnership as determined for Federal income tax purposes including capital gains and Code Section 1231 gains (but not losses).

     "Initial Limited Partner" means Robert F. Tully.

     "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement. Reference to a specified percentage in Interest of the Limited Partners shall mean Limited Partners whose Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

     "Limited Partner" means any Person who is a limited partner of the Partnership as shown on the books and records of the Partnership (whether the Initial Limited Partner, an Additional Limited Partner or a Substituted Limited Partner) at the time of reference thereto, in such Person's capacity as a limited partner of the Partnership.

     "Majority-in-Interest"  means  the   Limited  Partners  whose  aggregate
Capital  Contributions   represent  over   50%  of   the  aggregate   Capital
Contributions of all Limited Partners.

     "Notification" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by first class mail, postage prepaid, to such Person at the last known address of such Person, five days after the mailing thereof being deemed the date of the giving of Notification; provided however, that any communication containing the information sent to the Person and actually received by the Person shall constitute Notification for all purposes of this Agreement.

     "Partner" means the General Partner or a Limited Partner.

     "Partnership" means the limited partnership governed hereby, as said limited partnership may from time to time be constituted.
     "Partnership Account" means the bank account or bank accounts to be maintained by the General Partner on behalf of the Partnership with any bank in the United States having assets in excess of $100,000,000.

     "Person" means any individual, partnership, corporation, trust or other entity.

     "Profits" or "Losses" means the profits or losses of the Partnership for Federal income tax purposes including, without limitation, each item of Partnership Income, gain, loss, deduction or credit.

     "Prospectus" means the prospectus contained in the registration statement filed by the Partnership on Form N-2 at the time such registration statement was declared effective by the Securities and Exchange Commission; except that if a prospectus filed by the Partnership pursuant to Rule 497(b) or 497(d) under the Securities Act of 1933 differs from the prospectus contained in the registration statement, as aforesaid, then the term "Prospectus" refers to the Rule 497(b) or 497(d) prospectus from and after the time it is mailed to the Securities and Exchange Commission for filing.

     "Remove", "Removed" or "Removal" when used in reference to the removal of the General Partner means the termination of all management powers, duties and responsibilities of the General Partner pursuant to Section 6.5, but not the elimination of the General Partner as a Partner.

     "Sale" means any event, action or transaction that is, for Federal income tax purposes, considered a sale, exchange or abandonment by the Partnership of any Partnership property.

     "State" means the State of Delaware.

     "Substituted Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to the provisions of Section 7.4 and who is shown on the books and records of the Partnership as a limited partner of the Partnership.

     "Unit" means an Interest in the Partnership attributable to an aggregate payment of $1,000 to the Partnership by, or on behalf of, the Limited Partner who originally acquired the Interest.

     "Valuation Date" means each of the dates described in Section 9.4.


                                 ARTICLE TWO

                                 Organization


     Section 2.1    Governance

     The undersigned parties hereto hereby agree that the rights and liabilities of the Partners shall be as provided in the Act except as herein otherwise expressly provided.


     Section 2.2    Name, Place of Business and Office; Registered Agent

     The  name  of  the  limited partnership  heretofore  formed  and  hereby
continued shall  be Merrill  Lynch KECALP  L.P. 1997.   The  business of  the
Partnership  may  be conducted  under  any  other  name deemed  necessary  or
desirable  by the General  Partner in order  to comply  with local law.   The
Partnership shall maintain a registered office in the State c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange
Street,   Wilmington,  New  Castle  County,  Delaware   19801.    The
Partnership  shall maintain  its  principal  office  at  South  Tower,
World Financial Center, 225  Liberty Street,  New York, New  York
10080-6123.   The General Partner  may at  any time  change the  location of the Partnership's offices and may  establish additional offices, if it deems it advisable. The name and address of the Partnership's registered agent for service of process in the State is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle
County, Delaware 19801.   The General Partner has filed  the certificate of
limited partnership of the Partnership and shall file any amendment to the certificate of limited partnership of the Partnership as required by the Act in the proper office in the State and shall take such steps as are necessary to qualify the Partnership to conduct business in other jurisdictions in which it owns properties or conducts business and otherwise to insure that the Limited Partners will have limited liability with respect to the activities of the Partnership in such other jurisdictions.

     Section 2.3    Purpose

     The purpose and character of the business of the Partnership is to invest the funds of the Partnership in various speculative and non-speculative investments, seeking, among other things, long-term capital appreciation, and to engage in any and all activities necessary or incidental thereto.


     Section 2.4    Term

     The Partnership term commenced on October 28, 1996, and shall continue in full force and effect until December 31, 2037, or until dissolution prior thereto pursuant to the provisions hereof.


                                ARTICLE THREE

                             Partners and Capital


     Section 3.1    General Partner

     A. The name, residence, business or mailing address and Capital Contribution of the General Partner are set forth in the books and records of the Partnership, as amended from time to time, and are incorporated herein by reference.

     B. The General Partner, as general partner of the Partnership, shall be deemed to have made additional Capital Contributions to the Partnership to the extent it pays expenses of the Partnership pursuant to this Agreement which are not reimbursed to it by either the Partnership or an Affiliate of the General Partner.

     Section 3.2    Initial Limited Partner

     A. The name, business address and Capital Contribution of the Initial Limited Partner are Robert F. Tully, South Tower, World Financial Center, 225 Liberty Street, New York, N.Y. 10080-6123 and his Capital Contribution is $1.00.

     B.   Upon  the  admission  of Additional  Limited  Partners  pursuant to
Section 3.3, the Initial Limited Partner shall withdraw from the Partnership and receive forthwith the return of his Capital Contribution without interest or deduction.

     Section 3.3    Additional Limited Partners

     A. The General Partner is authorized to admit Additional Limited Partners to the Partnership pursuant to the terms contained in the Prospectus
and  this Agreement.    The  manner of  the  offering  of Additional  Limited
Partners Units, the terms and conditions under which subscriptions for such Units will be accepted, and the manner of and conditions to the sale of Units to subscribers therefor and the admission of such subscribers as Additional Limited Partners will be as provided in the Prospectus and subject to any provisions thereof.

     B. The name, residence, business or mailing address and Capital Contribution of each Additional Limited Partner shall be set forth in the books and records of the Partnership, as amended from time to time.

     C. No Limited Partner shall be required to make any additional contributions to the capital of the Partnership.

     Section 3.4    Partnership Capital

     A. No Partner shall be paid interest on any Capital Contribution to the Partnership.

     B.   No  Partner, other  than the  Initial  Limited Partner  pursuant to
Section 3.2, shall have the right to withdraw any part of his Capital Contribution or to receive any return of any portion of his Capital Contribution except as otherwise provided herein.

     C. Under circumstances involving a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as may be specifically provided in this Agreement.

     D. The General Partner shall make additional contributions to the capital of the Partnership in an amount sufficient to pay for Partnership expenses allocable to it pursuant to Section 4.4A.

     Section 3.5    Liability of Partners

     A. No Limited Partner shall be liable for the debts, liabilities, contracts or any other obligations of the Partnership, except to the extent of his Capital Contribution and his share of the Partnership's assets and undistributed profits, or for the debts or liabilities of any other Partner. To the extent provided by law, a Limited Partner may, under certain circumstances, be required to return, for the benefit of Partnership creditors, amounts previously distributed to such Limited Partner.

     B. A Limited Partner shall be liable only to make the payment of his Capital Contribution as set forth in Sections 3.2A and 3.3B.

     C.   No  Limited  Partner  shall  be  required  to  lend  funds  to  the
Partnership  or  make  any  further   contribution  to  the  capital  of  the
Partnership.

     D. The General Partner shall not be required to contribute to the capital of, or loan, the Partnership any funds other than the General Partner's Capital Contributions to the capital of the Partnership as set forth in Sections 3.1 and 3.4D. Neither the General Partner nor any of its Affiliates shall have (i) any personal liability for the return or repayment of the Capital Contribution of any Limited Partner or (ii) to repay to the Partnership any portion or all of any negative amount of the General Partner's Capital Account, except as otherwise provided in Section 8.2D.

     Section 3.6    Lender as Partner

     No creditor who makes a nonrecourse loan to the Partnership shall have or acquire, at any time as a result of making the loan, any direct interest in the profits, capital or property of the Partnership, other than as a secured creditor.


                                 ARTICLE FOUR

                                  Management


     Section 4.1    Powers of the General Partner

     A. The General Partner shall manage the affairs of, and shall control the business of, the Partnership and shall have all powers necessary to manage and control the Partnership's affairs and business and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation:

           (i) The power and duty to invest the balance (after the setting aside of suitable reserves) of the Capital Contributions of the Partners and reinvest revenues of the Partnership in accordance with the purpose of the Partnership and in keeping with its investment objectives as stated in the Prospectus.

          (ii) The power to acquire securities or property of all types on behalf of the Partnership, including, without limitation, stocks, bonds, debentures, notes, shares in investment companies, general and limited partnership interests, investment contracts and interests in trusts.

          (iii) The power to enter into transactions and make investments with or through Affiliates of the General Partner and to participate in investment transactions sponsored or underwritten (either on a best efforts or firm commitment basis) by Affiliates of the General Partner or in entities as to which Affiliates of the General Partner serve as investment adviser or placement agent.

          (iv) The power to purchase interests in entities sponsored by Affiliates of the General Partner or in which Affiliates of the General Partner have an interest, including, but not limited to, limited partnership interests in limited partnerships in which such Affiliates serve as general partner.

          (v) The power to cause securities owned by the Partnership to be registered in the Partnership name or in the name of a nominee or to be held in street name, as it shall elect.

          (vi) The power and duty to maintain the books and records of the Partnership in accordance with the provisions of Section 9.1.

          (vii) The power to reserve funds out of Partnership Income or borrow money in the name of the Partnership from any bank or other lending institution in the United States or from an Affiliate of the General Partner for the purpose of leveraging investments of the Partnership, paying assessments levied on Partnership investments or paying other costs of the Partnership (other than costs that the General Partner is obligated to pay) and in connection with any borrowing, to mortgage, pledge, encumber, and hypothecate the assets of the Partnership.

          (viii) The power to lend money to the Partnership on commercially reasonable terms.

          (ix) The power to make temporary investments of Partnership capital in all types of securities, including, without limitation, short-term U.S. Government and Government agency securities, certificates of deposit, interest-bearing deposits in U.S. banks, securities issued by or on behalf of states, municipalities and their instrumentalities, the interest from which is exempt from Federal income tax, securities issued by other investment companies (including unit investment trusts and taxable and tax-exempt money market funds sponsored and/or advised by Affiliates of the General Partner) prior to long-term investment or pending cash distributions to the Partners.

          (x) The power to seek exemptions from provisions of the Investment Company Act of 1940 from the Securities and Exchange Commission.

          (xi) The power to enter into a sales agency agreement relating to the offering and sale of Units by the Partnership with Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any other Affiliate of the General Partner.

          (xii) In addition to and not in limitation of any rights and powers conferred by law or other provisions of this Agreement, and except as limited, restricted or prohibited by the express provisions of this Agreement, the General Partner shall have and may exercise on behalf of the Partnership all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purpose, business and objectives of the Partnership including the power to have investment opportunities evaluated by an advisory committee selected by the General Partner.

     B. In order to expedite the handling of the Partnership's business, it is understood and agreed that any document executed by the General Partner while acting in the name and on behalf of the Partnership shall be deemed to be the action of the Partnership vis-a-vis any third parties (including the Limited Partners as third parties for such purpose).

     C. In the event the original General Partner withdraws as provided in Article Six, is Incapacitated or is Removed, any additional or successor General Partner or General Partners shall possess all the power and authority of the original General Partner. Any remaining and any additional and successor General Partner is authorized to and shall continue the business of the Partnership. The General Partner may admit an additional or successor General Partner provided that if it subsequently wishes to withdraw or transfer its interest, Sections 6.1 and 6.2 shall be complied with as to the additional or successor General Partner prior to its becoming a sole General Partner, and provided that the following conditions are satisfied:

          (i) appropriate filings are made under the Act and in such other jurisdictions as the Partnership's business requires;

          (ii) the Interest of Limited Partners will not be adversely affected; and

          (iii)  the sole General Partner shall not be Incapacitated.

     In the event an additional or successor General Partner is admitted, the term "General Partner" as used in this Agreement shall include the additional or successor General Partner.

     Section 4.2    Prohibited Transactions

     Notwithstanding anything to the contrary contained herein, the following transactions are specifically prohibited to the Partnership:

          (i) The Partnership shall not make any loans to the General Partner or any of its Affiliates unless permitted by the Investment Company Act of 1940 or an order of exemption therefrom;

          (ii) The Partnership shall not sell or lease any property to the General Partner or any of its Affiliates except on terms at least as favorable as those obtainable from unaffiliated third parties and except that this provision shall not prohibit any transaction contemplated by
     Section 8.2 or permitted by the terms of any partnership agreement or investment contract into which the Partnership may enter by virtue of its investment as a general or limited partner, where an Affiliate of the General Partner also acts as general partner of such partnership;

          (iii) No funds of the Partnership shall be kept in any account other than a Partnership Account, and funds shall not be commingled with the funds of any other Person, and the General Partner shall not employ, or permit any other Person to employ, such funds in any manner except for the benefit of the Partnership; it being understood that the General Partner may invest temporarily Partnership funds in accordance with the provisions of Section 4.1 (A) (ix); and

          (iv) No expense of the Partnership shall be billed except directly to the Partnership (but shall be paid pursuant to the terms of this Agreement), and no reimbursements shall be made therefor to the General Partner or any of its Affiliates except as permitted by Section 4.5.

     Section 4.3    Restrictions on the Authority of the General Partner

     A.  The General Partner shall not have the authority to:

          (i) do any act in contravention of the Investment Company Act of 1940, as applied to the Partnership; or

         (ii) do any act that would make it impossible to carry on the ordinary business of the Partnership.

     B. The General Partner shall not perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction.

     C. Without the Consent of a Majority-in-Interest of the Limited Partners, the General Partner shall not have the authority to:

          (i) lease, sell, or otherwise dispose of at any one time all or substantially all of the assets of the Partnership;

         (ii)  elect to dissolve the Partnership prior to January 1, 2003;

        (iii) issue senior securities other than in connection with the borrowings described in (v) below;

         (iv) make short sales of securities, purchase securities on margin, except for use of short-term credit necessary for the clearance of transactions, or write put or call options;

          (v) borrow amounts in excess of 33-1/3% of the Partnership's gross assets, or otherwise as permitted under the Investment Company Act of 1940, except that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to such limitation;

         (vi) underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

        (vii) invest more than 25% of its Partners' Capital Contributions in the securities of issuers in any particular industry, except for real estate investments and for temporary investments in U.S. Government and Government agency securities, domestic bank money market instruments and money market funds;

       (viii) make loans to other Persons in excess of 33-1/3% of the Partnership's gross assets, provided that investments in privately-offered debt securities issued by entities in which the Partnership has an equity participation or with which the Partnership has contracted to acquire an equity participation shall not be considered loans for purposes of this paragraph; or

         (ix) alter the investment objective and business purpose of the Partnership.

     D. The General Partner shall not borrow funds on behalf of the Partnership except in accordance with Section 4.1A (vii) and (xii).

     E. The General Partner shall not cause the Partnership to consent to, or join in, any waiver, amendment, or modification of the terms of any partnership agreement, limited partnership agreement, management agreement or investment contract to which it is a party unless, in the good faith judgment of the General Partner, such waiver, amendment, or modification would be in the best interest of the Partnership.

    Section 4.4    Duties and Obligations of the General Partner

     A. The General Partner shall pay all expenses (but not income, personal property, franchise or other taxes) incurred in the organization and operation of the Partnership, including, without limitation, Auditors' fees, legal fees, postage, printing costs, Appraisal costs, general and administrative costs and expenses and, in addition, any brokerage commissions, selling agents' fees, advisory fees or similar charges incurred in investing Partnership funds. The General Partner is not obligated to pay from its own funds, debt service or other interest charges incurred in connection with the making of Partnership investments and is entitled to indemnification in accordance with Section 4.7.

     B. The General Partner shall take all action that may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State, and for the acquisition, holding and disposition, in accordance with the provisions of this Agreement and applicable laws and regulations, of the investments of the Partnership.

     C. The General Partner shall devote to the Partnership the time that it deems to be necessary to conduct the Partnership business and affairs in the best interests of the Partnership and use its best efforts to obtain a suitable investment portfolio for the Partnership.

     D. The General Partner shall be under an obligation to conduct the affairs of the Partnership in the best interest (or not opposed to the best interest) of the Partnership, including the safekeeping and use of all Partnership funds and assets (whether or not in the immediate possession or control of the General Partner) and the use thereof for the benefit of the Partnership. Notwithstanding the foregoing, the General Partner may, in its sole and absolute discretion, elect to dissolve the Partnership at any time after January 1, 2003, and, upon liquidation, to purchase Partnership assets in accordance with Section 8.2. The General Partner shall at all times act with integrity and good faith and exercise due diligence in all activities relating to the conduct of the business of the Partnership and in resolving conflicts of interest.

     E. The General Partner will use its best efforts at all times to maintain its net worth at a level that is sufficient to meet all present and future requirements set by statute, Treasury Regulations, the Internal Revenue Service or the courts applicable to a corporate general partner in a limited partnership to insure that the Partnership will not fail to be classified for Federal income tax purposes as a partnership, rather than as an association taxable as a corporation, on account of the net worth of the General Partner.

     F. The General Partner shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any Federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay, from Partnership funds, any taxes payable by the Partnership.

     G. The General Partner shall, from time to time, submit to any appropriate Federal or state securities administrator, or any other regulatory authorities having jurisdiction, all documents, papers, statistics and reports required to be filed with or submitted to such authority.

     H. The General Partner shall use its best efforts to cause the Partnership to be formed, reformed, qualified to do business, or registered under any applicable assumed or fictitious name statute or similar law in any jurisdiction in which the Partnership then owns property or transacts business, if such formation, reformation, qualification or registration is necessary in order to protect the limited liability of the Limited Partners or to permit the Partnership lawfully to own property or transact business.

     I. The General Partner shall, from time to time, prepare and file all amendments to this Agreement, the certificate of limited partnership of the Partnership and other similar documents that are required by law to be filed and recorded for any reason, in the office or offices that are required under the laws of the State or any other jurisdiction in which the Partnership is then qualified or formed. The General Partner shall do all other acts and things (including making publications or periodic filings of this Agreement or amendments thereto or other similar documents) that may now or hereafter be required, or deemed by the General Partner to be necessary, (i) for the perfection and continued maintenance of the Partnership as a limited partnership under the laws of the State and each other state in which the Partnership is then qualified or formed, (ii) to protect the limited liability of the Limited Partners under the laws of the State and each other state in which the Partnership is then qualified or formed, and (iii) to cause such certificates or other documents to reflect accurately the agreement of the Partners, the identity of the Limited Partners and the General Partner and the amounts of their respective Capital Contributions as may be required by such laws.

     J. The General Partner shall monitor the activities of entities invested in by the Partnership and keep the Limited Partners informed of such activities in the manner provided in this Agreement.

     K. The General Partner shall inform each Limited Partner of all administrative and judicial proceedings for an adjustment at the Partnership level for Partnership tax items and forward to each Limited Partner within 30 days of receipt all notices received from the Internal Revenue Service regarding the commencement of a partnership level audit or a final partnership administrative adjustment and will perform all other duties imposed by Sections 6221 through 6232 of the Code on the General Partner as "tax matters partner" of the Partnership, including (but not limited to) the following: (a) the power to conduct all audits and other administrative proceedings (including windfall profit tax audits) with respect to Partnership tax items; (b) the power to extend the statute of limitations for all Partners with respect to Partnership tax items; and (c) the power to file a petition with an appropriate Federal court for review of a final partnership administrative adjustment. The General Partner shall be the "tax matters partner" of the Partnership.

     Section 4.5    Compensation and Reimbursement of the General Partner

     A. Except as provided in Article Five, the General Partner shall not receive any salary, fees or Profits from the Partnership.

     B. The General Partner shall be entitled to reimbursement from the Partnership for expenses it incurs up to an amount equal to 1% of the Limited Partners' Capital Contributions in connection with the organization of the Partnership and the offering of the Units and, commencing in 1997 and annually in each calendar year thereafter, for expenses it incurs up to an annual amount equal to 0.5% of the Limited Partners' Capital Contributions if such Capital Contributions aggregate $60,000,000 or more, or, if such Capital Contributions aggregate less than $60,000,000, up to an amount equal to 1% of the Limited Partners' Capital Contributions, in connection with the operation of the Partnership. Except as provided in this Article Four and Article Eight, neither the General Partner nor its Affiliates shall be reimbursed out of Partnership funds for expenses incurred by them on behalf of the Partnership.

     Section 4.6    Other Businesses of Partners

     Subject to Section 4.4C, any Partner, and any Affiliate of any Partner may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, for his, her or its own account or for the account of others. Neither the Partnership nor any Partner as a result of this Agreement shall have any rights or obligations in or to such independent ventures or the income or profits or losses derived therefrom.

     Section 4.7    Indemnification

   Neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment, or other fault in connection with the business or affairs of the Partnership so long as the Person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct, and, with respect to any criminal proceeding, such Person had no reasonable cause to believe its conduct was unlawful. The General Partner and its officers, directors, stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees
(including, without limitation, legal fees), costs and expenses incurred in connection with or resulting from any claim, action or demand, or threatened claim, action or demand, against the General Partner, the Partnership or any of their officers, directors, stockholders, employees, or agents that arises out of or in any way relates to the Partnership, its properties, business or affairs and (b) losses or damages resulting from such claims, actions and demands, or threatened claims, actions or demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand or threatened claims, actions or demands; provided, however, that this indemnification shall apply only so long as the Person against whom a claim, action or demand is asserted or threatened to be asserted has acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of his or its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct. Absent a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of
Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify the General Partner or any such Person must be based upon the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur. The rights set forth above shall continue as to the General Partner and its officers, directors, stockholders, employees or agents who have ceased to serve in such capacities and shall inure to the benefit of their heirs, successors, assigns and administrators.

     Section 4.8   Management by Limited Partners

     No Limited Partner shall participate in the management or in the control of the business of the Partnership or use his name in the Partnership's business or perform any actions prohibited to limited partners under the laws of the State or the laws of any other jurisdiction where the Partnership is qualified or formed to conduct business. Limited Partners hereby consent to the exercise by the General Partner of the powers conferred on it by this Agreement.

                                 ARTICLE FIVE

                     Distributions of Partnership Funds;
                      Allocations of Profits and Losses


     Section 5.1    Distributions of Partnership Funds

     Distributable Cash of the Partnership shall be distributed at least annually, within 30 days after the end of the Fiscal Year, and distributions may be made at such other times as the General Partner deems advisable, and each such distribution shall be made 99% to the Limited Partners and 1% to the General Partner. If the General Partner deems it advisable, distributions of Partnership assets may be made in kind, in the same manner and to the same Persons as Distributable Cash is then being distributed. Cash distributions to Limited Partners will be credited to each Limited Partner's securities account with Merrill Lynch, Pierce, Fenner & Smith Incorporated or as otherwise instructed to the General Partner by a Limited Partner.

     Section 5.2    Allocations of Profits and Losses

     A. The Profits and Losses of the Partnership shall be determined and allocated with respect to each Fiscal Year of the Partnership as of the end of, and within 75 days after the end of, such Fiscal Year.

     B. Profits and Losses of the Partnership, other than arising from Sales upon liquidation pursuant to Section 8.2, shall be allocated among and credited to or charged against each Partner's Capital Account as follows:

          (i) With respect to Losses, (a) 99% to the Limited Partners and 1% to the General Partner until the Limited Partners' Capital Accounts equal zero; (b) thereafter, 100% to the General Partner until the General Partner's Capital Account equals zero; (c) thereafter, 99% to the Limited Partners and 1% to the General Partner or 100% to the General Partner, as appropriate, to the extent necessary to make the Capital Account balances of the General Partner and Limited Partners equal 1% and 99%, respectively, of the total of the Partners' Capital Accounts; and (d) thereafter, 99% to the Limited Partners and 1% to the General Partner; and

         (ii) With respect to Profits, (a) 99% to the Limited Partners and 1% to the General Partner or 100% to the General Partner, as
     appropriate, to the extent necessary to make the Capital Account balances of the General Partner and the Limited Partners equal 1% and 99%, respectively, of the total of the Partners' Capital Accounts; and
     (b) thereafter,  99%  to  the  Limited  Partners  and  1% to the General
     Partner.

     C. For purposes of determining the Capital Account balance of any Limited Partner as of the end of any Fiscal Year under this Section 5.2, any such Partner's Capital Account shall be reduced by:

          (i) Allocations of Loss (or any item thereof) as of the end of such Fiscal Year, which reasonably are expected to be made to such Partner pursuant to Code Sections 704, 706, and 752 and Treasury Regulations promulgated thereunder; and

         (ii) Distributions that, as of the end of such Fiscal Year, reasonably are expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's Capital Account that reasonably are expected to occur during (or prior to) the Partnership's Fiscal Year in which such distributions reasonably are expected to be made.

     D. Notwithstanding any provision of this Agreement to the contrary, if a Partner receives an unexpected adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which creates or increases a deficit balance in the Partner's Capital Account, items of income and gain shall be allocated to such Partner in an amount and manner sufficient to eliminate the Partner's Capital Account deficit as quickly as possible. If any allocations are made pursuant to the previous sentence, then future allocations of income or gain to such Partner will be reduced by an amount of income or gain equal to the amount previously allocated to the Partner under the previous sentence.

     E. If there is a net decrease in the Partnership's Minimum Gain (as defined in Treasury Regulations under Section 704(b) of the Code) during a taxable year, each Partner with a deficit balance in his Capital Account at the end of the taxable year will be allocated, before any other allocation of Partnership items is made pursuant to this Agreement, items of income and gain for the taxable year and, if necessary, subsequent taxable years, in the amount necessary to eliminate such deficit as quickly as possible. For the purpose of this Minimum Gain calculation and for purposes of the preceding paragraph, there will be excluded from the Partner's deficit balance in his Capital Account (i) any amount the Partner is obligated to restore to his Capital Account and (ii) any addition to his Capital Account represented by the Partner's share of Minimum Gain. In addition, for the purpose of calculating the amount of Minimum Gain, each Partner's Capital Account will be reduced for items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

     Section 5.3 Determinations of Allocations and Distributions Among Limited Partners

     A. All Distributable Cash distributed to the Limited Partners, as a class, and all Profits and Losses allocated to the Limited Partners, as a class, shall be distributed or allocated, as the case may be, to each Limited Partner in the ratio that the Capital Contribution of such Limited Partner (or of his predecessor in interest) bears to the total Capital Contribution of all Limited Partners.

     B. All Profits and Losses allocated to the Limited Partners shall be allocated to the Persons who were Limited Partners as of the last day of the fiscal quarter for which the allocation is made. If during any Fiscal Year of the Partnership there is a change in any Partner's Interest in the Partnership, then allocation of Profits and Losses among the Partners shall be determined by the use of any method prescribed by Section 706(d)(1) of the Code and the Treasury Regulations promulgated thereunder. Allocations of "allocable cash basis items" shall be determined in accordance with the method prescribed by Section 706(d)(2) of the Code and the Treasury Regulations promulgated thereunder.

     C. All Distributable Cash distributed to the Limited Partners shall be distributed to the Persons who were Limited Partners as of the last day of the fiscal quarter preceding the fiscal quarter in which the distribution is made.


                                 ARTICLE SIX

                        Transferability of the General
                              Partner's Interest


     Section 6.1    Voluntary Withdrawal or Transfer by the General Partner

     A. Except as provided in Section 6.2, the General Partner (including by definition any successor or additional General Partner) may withdraw as General Partner at any time, but only upon compliance with all of the following procedures:

          (i) The General Partner shall give Notification to all Limited Partners that it proposes to withdraw and that there be substituted in its place a Person designated and described in such Notification.

          (ii) Enclosed with the Notification shall be a certificate, duly executed by or on behalf of such proposed successor General Partner, to the effect that, (a) it is experienced in performing (or employs sufficient personnel who are experienced in performing) functions of the type then being performed by the resigning General Partner; (b) it has a net worth of at least 10% of the Capital Contributions of the Partners or will otherwise meet the net worth requirements of statutes, Treasury Regulations, the Internal Revenue Service or the courts applicable to a corporate general partner in a limited partnership in order to insure that the Partnership will not fail to be classified for Federal income tax purposes as a partnership rather than as an association taxable as a corporation; and (c) it is willing to become the General Partner under this Agreement without receiving any compensation for services from the Partnership in excess of that payable under this Agreement to the withdrawing General Partner or any interest in the Income or Profits of the Partnership other than a transfer to the successor General Partner of some or all of the withdrawing General Partner's Interest in the Partnership, plus such other compensation as the successor General Partner may receive from the withdrawing General Partner.

          (iii) If the General Partner proposes to withdraw, there shall be on file at the principal office of the Partnership, prior to such withdrawal, audited financial statements of the proposed successor General Partner, as of a date not earlier than 12 months prior to the date of the Notification required by this Section 6.1A, certified by a nationally recognized firm of independent auditors, together with a certificate duly executed by the proposed successor General Partner, or on its behalf by its principal financial officer, to the effect that no material adverse change in its financial condition has occurred since the date of such audited financial statements that has caused its net worth, apart from the purchase price of its Interest in the Partnership, to be reduced to less than the amount required under Section 6.1A(ii)(b). Such audited statements and certificates shall be available for examination by any Limited Partner during normal business hours.

          (iv) The Consent of at least a Majority-in-Interest of the Limited Partners approving the appointment of any successor General Partner pursuant to this Section 6.1A is obtained.

          (v) The withdrawing General Partner shall cooperate fully with the successor General Partner so that the responsibilities of the withdrawn General Partner may be transferred to the successor General Partner with as little disruption of the Partnership's business and affairs as is practicable.

     B. Except as part of a transfer to a successor General Partner pursuant to Section 6.1A, the General Partner shall not have the right to withdraw or to transfer or assign its General Partner Interest, except that the General Partner may (i) substitute in its stead as General Partner any entity that has, by merger, consolidation or otherwise, acquired substantially all of the assets or capital stock of the General Partner and continued its business, (ii) substitute in its stead any other wholly-owned subsidiary of its corporate parent, and (iii) pledge or grant an interest in its right to receive payments and distributions under this Agreement, in which event the General Partner shall continue to be the general partner of the Partnership.

     C. Subject to the provisions of Section 11.3, each Limited Partner hereby Consents pursuant to Section 6.1A to the admission as a successor General Partner of any Person meeting the requirements of Section 6.1A to whose admission as such at least a Majority-in-Interest of the Limited
Partners has expressly approved, and no further express Consent or approval shall be required.

     D. Notwithstanding anything to the contrary in this Article Six, the General Partner's Interest shall at all times be subject to any restrictions on transfer imposed by Federal or state securities laws.

     E. Any withdrawal of the General Partner, or transfer or assignment of the General Partner's entire Interest shall occur immediately after the admission of a successor General Partner.

     Section 6.2    Admission of Successor General Partner

     The admission of any successor General Partner pursuant to Section 6.1 shall be effective only if and after the following conditions are satisfied:

          (i) this Agreement and the certificate of limited partnership of the Partnership shall be amended to reflect the admission of such Person as successor General Partner prior to the withdrawal of the withdrawing General Partner or the transfer of the withdrawing General Partner's Interest, pursuant to Section 6.1;

          (ii) the Interests of the Limited Partners shall not be affected by the admission of such successor General Partner;

          (iii)     any  Person  designated  as   successor  General  Partner
     pursuant to Section 6.1 shall have satisfied the requirements of Section 10.2; and

          (iv) the withdrawing General Partner shall not have ceased to be General Partner because of its Incapacity.

     Any successor General Partner is hereby authorized to and shall continue the business of the Partnership.

     Section 6.3    Liability of a Withdrawn or Removed General Partner

     Any General Partner who shall withdraw or be Removed from the Partnership shall remain liable for any obligations and liabilities incurred by it as General Partner prior to the time such withdrawal or Removal shall have become effective, but it shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal or Removal shall have become effective.

     Section 6.4    Incapacity of the General Partner

     In the event of the Incapacity of the General Partner, the Partnership shall be dissolved.

     Upon the Incapacity of the General Partner, the General Partner shall immediately cease to be General Partner and its General Partner's Interest, as such, shall continue only for the purpose of determining the amount, if any, that it is entitled to receive upon dissolution pursuant to Section 8.2. Any termination or Removal of a General Partner shall not affect any rights or liabilities of the Incapacitated or Removed General Partner that matured prior to such Incapacity or Removal.

     Section 6.5    Removal of the General Partner

     A. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-Interest of the Limited Partners of the power to Remove the General Partner will not impair the liability of the Limited Partners, then the power shall be vested in the Limited Partners to Remove the General Partner upon the Consent of a Majority-in-Interest of the Limited Partners, but the exercise of that power shall be subject to the conditions set forth in Section 11.3. The Removal of any General Partner pursuant to this Section 6.5 shall be without prejudice to the rights, if any, the Limited Partners may have against the General Partner for damages attributable to its negligence or misconduct or other breach of duty.

     B. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-Interest of the Limited Partners of the power to designate a successor General Partner will not impair the limited liability of the Limited Partners, then with the Consent of a Majority-in-Interest of the Limited Partners to the admission of a general partner, the Limited Partners may, subject to the provisions of
Section 6.2, at any time designate one or more Persons to be successors to the General Partner being Removed pursuant to Section 6.5. Any such Removal shall occur immediately after the admission of the successor General Partner.

     C. Upon the Removal of the General Partner (and failure to designate a successor General Partner) pursuant to Section 6.5A, the Partnership shall be dissolved.

     Section 6.6    Distributions  on Withdrawal  or Removal  of  the General
Partner.

     In the event the General Partner (i) exercises its right to withdraw from the Partnership in accordance with Section 6.1A or (ii) is Removed pursuant to Section 6.5, the withdrawing or Removed General Partner shall have its then existing Capital Account (to the extent not acquired by any successor) converted into a capital account of a Limited Partner.


                                ARTICLE SEVEN

               Transferability of a Limited Partner's Interest

     Section 7.1    Restrictions on Transfers of Interest

     A. Notwithstanding any other provisions of this Section 7.1, a sale, exchange, transfer or assignment of a Limited Partner's Interest may not be made if:

          (i) such sale, exchange, transfer or assignment, when added to the total of all other sales, exchanges, transfers or assignments of Interests within the preceding 12 months, would result in the Partnership being considered to have terminated within the meaning of
     Section 708 of the Code;

          (ii) such sale, exchange, transfer or assignment would violate any U.S. securities laws, or any state securities or "blue sky" laws (including any investor suitability standards) applicable to the Partnership or the Interest to be sold, exchanged, transferred or assigned;

          (iii) such sale, exchange, transfer or assignment would cause the Partnership to lose its status as a partnership for Federal income tax purposes;

          (iv) such sale, exchange, transfer or assignment would cause all or any portion of the Partnership's property to be deemed "tax-exempt use property" within the meaning of Section 168(j) of the Code; or

          (v) such sale, exchange, transfer or assignment would cause the Partnership to be classified as a publicly traded partnership within the meaning of Section 7704(b) of the Code.

     B. In no event shall all or any part of an Interest be assigned or transferred to an Incapacitated Person except by operation of law.

     C. Except as provided in Section 7.5B, no transfer or assignment by a Limited Partner of all or any part of his Interest may be made to any Person who (i) is not a Partner, (ii) is not a member of the immediate family of a Limited Partner or (iii) does not meet the requirements to become an Additional Limited Partner in accordance with the terms of the offering of Units contained in the Prospectus and this Agreement, as modified by the last sentence of this Section 7.1C; provided, however, no Limited Partner's Interest or any fraction thereof may be sold, assigned or transferred without the consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. For purposes of this Section 7.1C, the members of the immediate family of a Limited Partner consist of persons within the meaning of such phrase as is used in the definition of "employees' securities company" in the Investment Company Act of 1940, and include the Partner's spouse and children, including stepchildren and adopted children. With respect to the requirements referenced in clause (iii), the requirement as to compensation from Merrill Lynch & Co., Inc. shall be measured on the basis of the current annual salary and the bonus with respect to the most recently completed fiscal year.

     D. Subject to Section 7.1C, no purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown.

     E. No purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown, except for any sale, assignment or transfer (i) that consists of the entire Interest of the transferor or (ii) that occurs by operation of law.

     F. Each Limited Partner agrees that he will, upon request of the General Partner, execute such certificates or other documents and perform such acts as the General Partner deems appropriate after an assignment of an Interest by the Limited Partner to preserve the limited liability of the Limited Partners under the laws of any jurisdiction in which the Partnership is doing business. For purposes of this Section 7.1F, any transfer of an Interest, whether voluntary or by operation of law, shall be considered an assignment.

     G. Any sale, assignment or transfer of an Interest to a Person who makes a market in securities shall be void ab initio unless such Person shall certify to the General Partner that it has acquired such Interest solely for investment purposes and not for the purpose of resale.

     H. No purported sale, assignment or transfer by a transferor of an Interest will be recognized unless (1) the transferor shall have represented that such transfer (a) was effected through a broker-dealer or matching agent whose procedures with respect to the transfer of Units have been approved by the General Partner as not being incident to a public trading market and not through any other broker-dealer or matching agent or (b) otherwise was not effected through a broker-dealer or matching agent which makes a market in Interests or which provides a readily available, regular and ongoing opportunity to Limited Partners to sell or exchange their Interests through a public means of obtaining or providing information of offers to buy, sell or exchange Interests and (2) the General Partner determines that such sale, assignment or transfer would not, by itself or together with any other sales, transfers or assignments, likely result in, as determined by the General Partner in its sole discretion, the Partnership's being classified as a publicly traded partnership.

     I. No purported sale, assignment or transfer of a Unit will be recognized if, after giving effect to such sale, assignment or transfer, the Partnership would not satisfy at least one of the safe harbors contained in Treasury regulation 1.7704-1 (the "Final PTP Regulations"). Without limiting the foregoing, no purported sale, assignment or transfer of a Unit will be recognized if such sale, assignment or transfer, together with all other such transfers during the same taxable year of the Partnership would result in either (i) the transfer of more than 2% of the Units (excluding excludable transfers and sales completed through a matching service which meets the requirements of the Final PTP Regulations) or (ii) the transfer and sale of more than 10% of the Units (excluding excludable transfers) completed through a matching service which meets the requirements of the Final PTP Regulations. For purposes of the limitations described in the preceding sentence, the
following  transfers  ("excludable  transfers")  will  be  disregarded:   (i)
transfers in which the basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Section 732 of the Code; (ii) transfers at death, including transfers from an estate or testamentary trust; (iii) transfers between members of a family (as defined in Section 267(c)(4) of the
Code); (iv) the issuance of Units by or on behalf of the Partnership in exchange of cash, property or services; (v) distributions from a retirement plan qualified under Section 401(a) of the Code; and (vi) block transfers; and for purposes of the 2% limitation, there shall be disregarded transfers through a matching service subject to the 10% limitation described in the previous sentence. For purposes of the above limitations, the percentage of Units transferred during a taxable year shall equal the sum of the monthly
percentage of  Units transferred.   The monthly percentage of Units
transferred in any month shall be the percentage equal to a fraction the numerator of which is the number of Units transferred during such month and the denominator of which is the number of Units outstanding on the last day of such month, provided that the denominator shall not include Units owned by the General Partner or any Person related to the General Partner (within the meaning of Section 267(b) or 707(b)(1) of the Code). The term "block transfer" means the transfer by a Partner in one or more transactions during any thirty calendar day period of Units representing in the aggregate more than 2% of the total Interests in Partnership capital or profits.

     J. Any purported assignment of an Interest which is not made in compliance with this Agreement is hereby declared to be null and void and of no force or effect whatsoever.

     K. The General Partner may reasonably interpret, and is hereby authorized to take such action as it deems necessary or desirable to effect, the foregoing provisions of this Section 7.1. The General Partner may, in its reasonable discretion, amend the provisions of this Section 7.1 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the tax status of the Partnership.

     Section 7.2    Incapacity of Limited Partner

     If a Limited Partner dies, his executor, administrator or trustee, or, if he becomes an adjudicated incompetent, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing the estate of such Limited Partner, and such power as the Incapacitated Limited Partner possessed to assign all or any part of the Incapacitated Limited Partner's Interest and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Limited Partner. In the event of death of a Limited Partner, but not in the event of bankruptcy or adjudication of incompetence, the deceased Limited Partner's Interest may be tendered to the General Partner within 90 days of receipt of the next Appraisal pursuant to Section 7.5.

     Section 7.3    Assignees

     A. The Partnership shall not recognize for any purpose any purported sale, assignment or transfer of all or any fraction of the Interest of a Limited Partner unless the provisions of Section 7.1A shall have been complied with and there shall have been filed with the Partnership a written and dated Notification of such sale, assignment or transfer, in form satisfactory to the General Partner, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such Notification (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement, (ii) represents that such sale, assignment or transfer was made in accordance with all applicable laws and regulations and (iii) contains the purchaser's, assignee's or transferee's power of attorney identical to that provided in
Section 12.1. Any sale, assignment or transfer shall be recognized by the Partnership as effective as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the Partnership.

     B. Any Limited Partner who shall assign all of his Interest shall cease to be a Limited Partner as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the General Partner.

     C. A Person who is the assignee of all or any fraction of the Interest of a Limited Partner, but does not become a Substituted Limited Partner and desires to make a further assignment of such Interest, shall be subject to all the provisions of this Article Seven to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.

     Section 7.4    Substituted Limited Partners

     A. No Limited Partner shall have the right to substitute a purchaser, assignee, transferee, donee, heir, legatee, distributee or other recipient of all or any portion of such Limited Partner's Interest as a Limited Partner in
his place.   Any  such  purchaser, assignee,  transferee,  donee, heir, legatee, distributee or other recipient of an Interest shall be admitted to the Partnership as a Substituted Limited Partner only with the consent of the General Partner, which consent shall be granted or withheld in the sole and absolute discretion of the General Partner and may be arbitrarily withheld, and, if necessary, by an amendment of this Agreement executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such filing or recordation is necessary to qualify the Partnership to conduct business or to preserve the limited liability of the
Limited Partners.   The Limited Partners hereby consent to the admission of a
Substituted  Limited Partner  whose admission  has been  consented to  by the
General Partner.   Any such consent  by the General  Partner and the  Limited
Partners may be evidenced, if necessary, by the execution by the General Partner of an amendment to this Agreement on its behalf and on behalf of all Limited Partners pursuant to Section 12.1 evidencing the admission of such Person as a Limited Partner and the making of any filing required by law. The admission of a Substituted Limited Partner shall be recorded on the books and records of the Partnership.

     B. No Person shall become a Substituted Limited Partner until such Person shall have satisfied the requirements of Section 10.2; provided, however, that for the purpose of allocating Profits, Losses and Distributable Cash, a Person shall be treated as having become, and as appearing in the books and records of the Partnership as, a Limited Partner on such date as the sale, assignment or transfer to such Person was recognized by the Partnership pursuant to Section 7.3A.

     C. To the fullest extent permitted by law, each Limited Partner shall indemnify and hold harmless the Partnership, the General Partner and every Limited Partner who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to state facts made (or omitted to be made) by such Limited Partner in connection with any assignment, transfer, encumbrance or other disposition of all or any part of an Interest, or the admission of a Substituted Limited Partner to the Partnership, against expenses for which the Partnership or such other Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and
reasonably  incurred  by  him  in   connection  with  such  action,  suit  or
proceeding.

     D. (1) Each Limited Partner represents and warrants that the information set forth on his Subscription Agreement is a true and correct statement of his total direct and indirect, within the meaning of Section 318 of the Code, holdings of stock of the General Partner or any of its Affiliates, as defined in Section 1504(a) of the Code. No Person shall be accepted as a Limited Partner if the admission of such Person would cause the Limited Partner to own, directly or indirectly, more than 20% of the outstanding stock of the General Partner or any of its Affiliates as defined in Section 1504(a) of the Code.

          (2) Each Limited Partner further represents and warrants that the following statements are true: (i) if such Limited Partner is an individual, he is over 21 years of age; if such Limited Partner is a corporation, it is
authorized  and  otherwise  duly  qualified   to  hold  an  Interest  in  the
Partnership; (ii) he has thoroughly read the Prospectus and this Agreement and understands the nature of the risks involved in the proposed investment;
(iii) he is experienced in investment and business matters; (iv) in the case of an employee of Merrill Lynch & Co., Inc. or its subsidiaries he has a current annual salary in an amount which, together with bonus received from Merrill Lynch & Co., Inc. or its subsidiaries in respect of 1996, equals at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from Merrill Lynch & Co., Inc. or its subsidiaries of at least $100,000 and the aggregate amount of Units he will invest in will not exceed an amount that would result in the price of such Units exceeding 15% of his cash compensation from Merrill Lynch & Co., Inc. or its subsidiaries with respect to the most recent calendar year on an annualized basis unless he either (x) has a net worth, individually or jointly with his spouse, in excess of $1,000,000 at the time of purchase of the Units or (y) had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with his spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current calendar year, or in the case of non-employee directors of Merrill Lynch & Co., Inc., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000; (v) he recognizes that the Partnership is newly organized and has no history of operations or earnings and is subject to speculative risks; (vi) he understands that the transferability of his Interest(s) in the Partnership is restricted pursuant to the provisions of this Agreement and that he cannot expect to be able to liquidate his investment readily in case of emergency; and (vii) unless otherwise indicated in his Subscription Agreement, he is the sole party in interest in his Interest and, as such, is vested with all legal and equitable rights in such Interests. Investors will be required to represent in writing in the Subscription Agreement that they meet all applicable requirements and satisfy any more restrictive suitability requirements imposed by applicable Blue
Sky laws.

     Section 7.5 Acquisition of Certain Limited Partners' Interests by the General Partner or the Partnership

     A. The General Partner shall purchase from its own funds for its own account, or cause to be purchased by the Partnership, from the Partnership's funds for the Partnership's account, any Limited Partner's Interest tendered to it pursuant to Section 7.2. The purchase price shall be the value of such Interest determined at the next annual Valuation Date less any distribution paid in respect of such Interest subsequent to such Valuation Date.

     B. The Partnership may, but is not obliged to, purchase from the Partnership's funds for the Partnership's account any Interest tendered to the General Partner pursuant to Section 7.2 if such purchase is in the best interests of the Partnership.

     C.   If the  General Partner  purchases any  Interest  pursuant to  this
Section 7.5 for its own account and not for the account of the Partnership, the General Partner shall be entitled to the rights of an assignee of such Interest and be entitled to vote such Interest as if it were a Substituted Limited Partner or be admitted as a Substituted Limited Partner. The General Partner may sell any Interest acquired by it under the provisions of this
Section 7.5 on such terms as are acceptable to it, and if the purchaser of such Interests is not a Partner of this Partnership, he will be entitled to be admitted to the Partnership as a Substituted Limited Partner with respect to such Interest. The effective date of any such sale shall be the date on which payment has been made by the purchaser of such Interest.


                                ARTICLE EIGHT

                         Dissolution, Liquidation and
                        Termination of the Partnership


     Section 8.1    Events Causing Dissolution

     A. Except as provided in Section 8.1(B), the Partnership shall be dissolved and its affairs shall be wound up upon the happening of any of the following events:

          (i)  the expiration of its term;

         (ii)  the Incapacity of the General Partner;

        (iii) the Removal of the General Partner and the failure to designate a successor;

         (iv)  the  Sale  or  other  disposition   at  one  time  of  all  or
     substantially all of the Partnership's assets;

          (v) the election to dissolve the Partnership prior to January 1, 2003 by the General Partner with the Consent of a Majority-in-Interest of the Limited Partners, which Consent shall be subject to Article Eleven;

         (vi) the election to dissolve the Partnership by the General Partner at any time after January 1, 2003; or

        (vii) the withdrawal of the General Partner without the designation of a successor General Partner under Section 6.1.

     The occurrence of any event described in Sections 17-402(a)(4) or 17-402(a)(5) of the Act (other than an event that would cause the Incapacity of the General Partner) shall not cause the General Partner to cease to be a General Partner of the Partnership or cause the Partnership to dissolve.

     B.   Upon the  happening of  an event described  in Section  8.1(A)(ii),
(iii) or (vii), the Partnership shall not be dissolved if, at the time of the occurrence of such event there is at least one other General Partner, or within ninety (90) days after the occurrence of such an event, all remaining partners agree to continue the business of the Partnership and to the appointment, effective as of the date of such event, of one or more successor General Partners.

     C. The Incapacity of any Limited Partner shall not dissolve the Partnership and the seizure of the Interest of any Partner shall not dissolve the Partnership. Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's certificate of limited partnership has been cancelled and the assets of the Partnership have been distributed as provided in Section 8.2.


     Section 8.2    Liquidation

     A. Upon dissolution of the Partnership, its liabilities shall be paid in the order provided herein. The General Partner shall cause Partnership property to be sold in such manner as it, in its sole discretion, shall determine in an effort to obtain the best price for such property. In order for the Partnership to obtain a reasonable price for any Partnership investments which are illiquid, the General Partner may, to the extent permitted by applicable law, purchase from the Partnership any Partnership investments upon which there are significant restrictions as to transferability or for which a fair market price is not readily obtainable. Payment of the fair market value of any such investment as established by the annual Appraisal made in accordance with Section 9.4, adjusted for any distributions or other significant events subsequent to the Valuation Date, shall be deemed fair and reasonable and not a violation of any General Partner's duty to the Partnership. Pending Sale of Partnership property, the General Partner shall have the right to continue to operate and otherwise deal with Partnership property. In the event that the General Partner has been Removed and a successor General Partner has not been designated, the Limited Partners shall elect, in accordance with the provisions of Article Eleven, a Person to perform the functions of the General Partner in liquidating the assets of the Partnership and in winding up its affairs.

     B. Profits and Losses arising from Sales upon liquidation shall be allocated as follows:

          (i) Profits shall be allocated (a) first, to the Partners in amounts equal to the negative balances, if any, in their respective Capital Accounts, without giving effect to any cash distributions arising from Sales at liquidation; (b) second, to the General Partner up to the amount of the Capital Contributions of the General Partner made to the Partnership during its term under Section 3.1B in excess of 1% of the Limited Partners' Capital Contributions, but not to exceed the amount of assets payable to the General Partner under Section 8.2C(ii); and (c) third, all remaining Profits, 99% to the Limited Partners and 1% to the General Partner.

         (ii) Losses shall be allocated 99% to the Limited Partners and 1% to the General Partner.

     C.    In  settling  accounts   after  dissolution,  the  assets  of  the
Partnership shall be paid out in the following order:

          (i) first, to any creditors (including any creditor who is a Partner), in the order of priority as provided by law or the establishment of reasonable reserves for the payment of obligations to creditors;

         (ii) second, to each Partner in an amount equivalent to the positive amount of his Capital Account on the date of distribution, after giving effect to any allocation of Profits or Losses arising from Sales on liquidation; and

        (iii) third, the balance, 99% to the Limited Partners and 1% to the General Partner.

     D. In the event that following the final dissolution under Section 8.2C, the General Partner has a deficit balance in its Capital Account balance, the General Partner shall contribute cash to the Partnership necessary to eliminate said deficit balance.


                                 ARTICLE NINE

                  Books and Records; Accounting; Appraisal;
                             Tax Elections; Etc.


     Section 9.1    Books and Records

     The books and records of the Partnership, including information relating to the sale by the General Partner or any of its Affiliates of securities, property, goods or services to the Partnership, and a list of the name, residence, business or mailing address and Interest of each Limited Partner, shall be maintained by the General Partner at the office of the Partnership or of the General Partner and shall, for any purpose, other than commercial purposes, reasonably related to a Limited Partner's Interest as a limited partner, be available for examination there by any Limited Partner or his duly authorized representative at any and all reasonable times. Any Limited Partner, or his duly authorized representatives, upon paying the costs of collection, duplication and mailing, for any purpose reasonably related to a Limited Partner's Interest as a limited partner, shall be entitled to a copy of the list of name, residence, business or mailing address and Interest of each Limited Partner. Such information shall be used for Partnership purposes only. The Partnership may maintain such other books and records and may provide such financial or other statements as the General Partner in its discretion deems advisable.


     Section 9.2    Accounting Basis for  Tax and Reporting Purposes;  Fiscal
Year

     The books and records, and the financial statements and reports of the Partnership, both for tax and financial reporting purposes, shall be kept on an accrual basis. The Fiscal Year of the Partnership for both tax and financial reporting purposes shall be the calendar year.


     Section 9.3    Bank Accounts

     The General Partner shall maintain the Partnership Account and withdrawals shall be made only in the regular course of the Partnership business on such signature or signatures as the General Partner may determine. Temporary investments of the type permitted by Section 4.1A(ix) are deemed activities in the ordinary course of Partnership business.


     Section 9.4    Appraisal

     Beginning December 31, 1997, and as of December 31, of each succeeding year thereafter (the "Valuation Date"), the General Partner will make or have made an appraisal of all of the assets of the Partnership as of the Valuation Date (the "Appraisal"). The Appraisal of the Partnerships assets may be by independent third parties appointed by the General Partner and deemed qualified by the General Partner to render an opinion as to the value of Partnership assets, using such methods and considering such information relating to the investments, assets and liabilities of the Partnership as such Persons may deem appropriate, but in the case of an event subsequent to the Valuation Date materially affecting the value of any Partnership asset or investment, the General Partner may revise the Appraisal as it, in its good faith and sole discretion, deems appropriate. For purposes of the Appraisal to be made on December 31, 1997, the General Partner may use the purchase price of Partnership assets as the value of such assets.

     Section 9.5    Reports

     Within 75 days after the end of each Fiscal Year or as soon as practicable thereafter, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended (i) a statement (which shall be audited by the Auditors) showing the Distributable Cash (or assets distributed in kind) distributed in respect of such year;
(ii) such tax information as shall be necessary for the preparation by such Limited Partner of his Federal and state income tax returns; and (iii) a report of the investment activities of the Partnership during such year. Within 120 days after the end of each Fiscal Year, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended Partnership financial statements audited by the Auditors and a copy of the Appraisal. Within 45 days after the end of each quarter of a Fiscal Year the General Partner shall send to the Partnership a certificate itemizing the Partnership expenses it has paid during such quarter. The General Partner shall not be required to deliver or mail a copy of the certificate of limited partnership of the Partnership or any amendment thereof to the Limited Partners.

     Section 9.6    Elections

     The General Partner may cause the Partnership to make all elections required or permitted to be made by the Partnership under the Code and not otherwise expressly provided for in this Agreement, in the manner that the General Partner believes will be most advantageous to individual taxpayers who (i) are married and filing joint Federal income tax returns, (ii) are not "dealers" for Federal income tax purposes, and (iii) have income at least part of which, without giving effect to any additional tax on preference items, is subject to Federal income taxation at the then highest marginal tax rate for persons set forth in (i).


                                 ARTICLE TEN

                                  Amendments


     Section 10.1   Proposal and Adoption of Amendments Generally

     A. Amendments to this Agreement to reflect the addition or substitution of a Limited Partner, the admission of a successor General Partner or the withdrawal of the General Partner, shall be made at the time and in the manner referred to in Section 10.2. Any other amendment to this Agreement may be proposed by the General Partner or by 10% in Interest of the Limited Partners. The Partner or Partners proposing such amendment shall submit (a) the text of such amendment, (b) a statement of the purpose of such amendment, and (c) an opinion of counsel obtained by the Partner or Partners proposing such amendment to the effect that such amendment is permitted by the Act and the laws of any other jurisdiction where the Partnership is qualified to do business, will not impair the liability of the Limited Partner and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes. The General Partner shall, within 20 days after receipt of any proposal under this Section 10.1A, give Notification to all Partners of such proposed amendment, of such statement of purpose and of such opinion of counsel, together, in the case of an amendment proposed by Limited Partners, with the views, if any, of the General Partner with respect to such proposed amendment.

     B.   Amendments of this Agreement shall be adopted if:

          (i) in the case of amendments referred to in Sections 10.2A and 10.2B, the conditions specified in Sections 6.1 and 6.2 shall have been satisfactorily completed;

         (ii) in the case of amendments referred to in Section 10.2C, the conditions specified in Section 7.4 shall have been satisfactorily completed; or

        (iii)  in  the case of all  amendments, subject to the  provisions of
     Section 11.3, such amendment shall have been Consented to by a Majority-in-Interest of the Limited Partners; provided, however, that no such amendment may:

          (a) enlarge the obligations of any Partner under this Agreement or convert the Interest of any Limited Partner into the Interest of a General Partner or modify the liability of any Limited Partner without the Consent of such Partner;

          (b) modify the method provided in Article Five of determining, allocating or distributing, as the case may be, Profits and Losses and Distributable Cash without the Consent of each Partner adversely affected by such modification;

          (c) amend Sections 6.1 or 6.2 without the Consent of the General Partner;


          (d) amend Section 4.3C, this Article Ten or Section 11.3 without the Consent of all the Partners; or

          (e) allow additional contributions of capital by some or all of the Limited Partners without the Consent of the General Partner and a Majority-in-Interest of the Limited Partners.

     C. Upon the adoption of any amendment to this Agreement, the amendment shall be executed by the General Partner and the Limited Partners and, if required by the Act, an amendment to the certificate of limited partnership of the Partnership shall be filed or recorded in the proper records of the State and of each jurisdiction in which filing or recordation is necessary for the Partnership to conduct business or to preserve the limited liability of the Limited Partners. Each Limited Partner hereby irrevocably appoints and constitutes the General Partner as his agent and attorney-in-fact to execute, file, and record any and all such amendments including, without limitation, amendments to admit Limited Partners and to increase or decrease the amount of the contribution to the Partnership of any Partner. The power of attorney given herewith is irrevocable, is coupled with an interest and shall survive and not be affected by the subsequent Incapacity of any Limited Partner granting it.

     D. Notwithstanding anything to the contrary contained herein, the General Partner may, without prior notice or Consent of any Limited Partner, amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partners.

     Section 10.2   Amendments on Admission or Withdrawal of Partners

     A. If this Agreement shall be amended to reflect the admission of a General Partner, the amendment to this Agreement and to the certificate of limited partnership of the Partnership shall be adopted, executed and filed as required by the Act and this Agreement.

     B. If this Agreement shall be amended to reflect the withdrawal or Removal of the General Partner and the continuation of the business of the Partnership, the amendment to this Agreement and to the certificate of limited partnership shall be adopted, executed and filed as required by the Act and this Agreement.

     C. No Person shall become a Partner unless such Person shall have become a party to, and adopted all of the terms and conditions of, this Agreement, and except for the Initial Limited Partner or an Additional Limited Partner, paid any reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with such Person's becoming a Partner elected to be so charged in the General Partner's discretion.

                                ARTICLE ELEVEN

                        Consents, Voting and Meetings


     Section 11.1   Method of Giving Consent

     Any Consent required by this Agreement may be given as follows:

          (i) by a written Consent given by the approving Partner at or prior to the date set by the General Partner for the delivery of the Consent, provided that such Consent shall not have been nullified by either (a) Notification to the General Partner by the approving Partner at or prior to the time of, or the negative vote by such approving Partner at, any meeting held to consider the doing of such act or thing, or (b) Notification to the General Partner by the approving Partner prior to the date set by the General Partner for the delivery of the Consent with respect to actions the doing of which is not subject to approval at such meeting; or

         (ii) by the affirmative vote by the approving Partner to the doing of the act or thing for which the Consent is solicited at any meeting called and held pursuant to Section 11.2 to consider the doing of such act or thing.

     Section 11.2   Meetings of Partners

     The termination of the Partnership and any other matter requiring the Consent of all or any of the Limited Partners pursuant to this Agreement may be considered at a meeting of the Partners held not less than 15 nor more than 30 days after Notification thereof shall have been given by the General Partner to all Partners. Such Notification (i) may be given by the General Partner, in its discretion, at any time and (ii) shall be given by the General Partner within 15 days after receipt by the General Partner of a request for such a meeting made by 10% in Interest of the Limited Partners. Such meeting shall be held within or outside the State at such reasonable place as shall be specified by the General Partner if Notification of such meeting is given pursuant to this Section 11.2.

     Section 11.3   Limitations on Requirements for Consents

     Notwithstanding the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) and 10.1B, as the case may be,

          (i) the provision of Section 4.3C(i) requiring the Consent of a Majority-in-Interest of the Limited Partners to the sale or other disposition at any one time of all or substantially all of the assets of the Partnership shall be void and the General Partner shall have authority to sell or dispose at any one time all or substantially all of the assets of the Partnership;

         (ii) the provisions of Section 4.3C(ii) and 8.1(v) permitting the General Partner to dissolve the Partnership prior to January 1, 2003 with the Consent of the Majority-in-Interest of the Limited Partners shall be void and the General Partner shall have the authority to dissolve the Partnership at any time without the Consent of the Limited Partners;

        (iii) the provisions of Section 4.3C(iii) through (ix) requiring the Consent of a Majority-in-Interest of the Limited Partners as to the taking of certain actions by the General Partner shall be void and the General Partner may take such actions on behalf of the Partnership if not prohibited by the Investment Company Act of 1940;

         (iv) the provisions of Sections 6.1A(iv) and 6.1C permitting the giving of the Consent of the Limited Partners by the express Consent of a Majority-in-Interest of the Limited Partners shall be void;

          (v) the power granted pursuant to the provisions of Section 6.5A and 6.5B to Remove the General Partner and designate a successor General Partner upon the Consent of a Majority-in-Interest of the Limited Partners may not be exercised; and

         (vi) the provisions of Section 10.1B(iii) relating to the amendment of this Agreement by or upon the Consent of a Majority-in-Interest of the Limited Partners shall be void;

unless at the time of the giving or withholding of the Consent pursuant to the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) or 10.1B, as the case may be, counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners shall have delivered to the Partnership an opinion to the effect that the giving or withholding of the Consent is permitted by the Act, will not impair the liability of the Limited Partners and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes.

     Section 11.4   Submissions to Limited Partners

     The General Partner shall give all the Limited Partners Notification of any proposal or other matters required by any provisions of this Agreement or by law to be submitted for the consideration and approval of the Limited Partners. Such Notification shall include any information required by the relevant provision of this Agreement or by law.

                                ARTICLE TWELVE

                           Miscellaneous Provisions


     Section 12.1   Appointment of the General Partner as Attorney-in-Fact

     A. Each Limited Partner, by his execution hereof, hereby makes, constitutes and appoints the General Partner and each of its officers his true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his name, place and stead to make, execute, sign, acknowledge, swear to, record and file, on behalf of him and on behalf of the Partnership, such documents, instruments and conveyances that may be necessary or appropriate to carry out the provisions or purposes of this Agreement, including, without limitation:

          (i) this Agreement and the certificate of limited partnership of the Partnership and all amendments to this Agreement and the certificate of limited partnership of the Partnership required or permitted by law or the provisions of this Agreement including, without limitation, such certificates, agreements and amendments thereto relating to the admission to the Partnership of Partners and the increase or decrease of the amount of the Capital Contributions of any Partner;

         (ii) all certificates and other instruments deemed advisable by the General Partner to carry out the provisions of this Agreement or to permit the Partnership to become or to continue as a limited partnership or partnership wherein the Limited Partners have limited liability in any jurisdiction where the Partnership may be doing business;

        (iii) all instruments that the General Partner deems appropriate to reflect a change or modification of this Agreement, in accordance with this Agreement, including, without limitation, the substitution of assignees as Substituted Limited Partners pursuant to Sections 7.4 and 10.2C and, if required, the filing of certificates to effect the same;

         (iv) all conveyances and other instruments or papers deemed advisable by the General Partner to effect the dissolution and termination of the Partnership, including a certificate of cancellation;

          (v) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Partnership;

         (vi) all instruments or papers required by law to be filed in connection with the issuance of limited partnership interests senior to the Units;

        (vii) all other instruments or papers which may be required or permitted by law to be filed on behalf of the Partnership; and

       (viii) all instruments and filings required by Section 6111 of the Code ("Registration of Tax Shelters") and Section 6112 of the Code relating to maintenance of lists of investors in tax shelters.

     B.   The foregoing power of attorney:

          (i) is coupled with an interest, shall be irrevocable, shall not be affected by and shall survive the subsequent Incapacity of each Limited Partner;

         (ii) may be exercised by the General Partner either by signing separately or jointly as attorney-in- fact for each or all Limited Partner(s) or, with or without listing all of the Limited Partners executing an instrument, by a single signature of the General Partner acting as attorney-in-fact for all of them; and

        (iii) shall survive the delivery of an assignment by a Limited Partner of the whole of his Interest; except that, where the assignee of the whole of such Limited Partner's Interests has been approved by the General Partner for admission to the Partnership as a Substituted Limited Partner, the power of attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect such substitution.

     C. Each Limited Partner shall execute and deliver to the General Partner within five days after receipt of the General Partner's request therefor such further designations, powers-of-attorney and other instruments as the General Partner deems necessary or appropriate to carry out the terms of this Agreement.


     Section 12.2   Notification to the Partnership or the General Partner

     Any notification to the Partnership or the General Partner shall be sent to the principal office of the Partnership.


     Section 12.3   Binding Provisions

     The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, permitted successors and assigns of the respective parties hereto.


     Section 12.4   Applicable Law

     This Agreement shall be construed and enforced in accordance with the laws of the State.


     Section 12.5   Counterparts

     This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that not all the parties have signed the same counterpart except that no counterpart shall be binding unless signed by the General Partner. The General Partner may execute any document by facsimile signature of a duly authorized officer.

     Section 12.6   Separability of Provisions

     If for any reason any provisions hereof that are not material to the purposes or business of the Partnership or the Limited Partners' Interests are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

     Section 12.7   Entire Agreement

     This Agreement constitutes the entire agreement among the parties. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth therein.

     Section 12.8   Headings

     The headings in this Agreement are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        KECALP INC.
                                        General Partner

                                        By: ____________________________

                                        Attest:


                                        By:  ______________________
                                             Secretary

                                        Withdrawing   and   Initial   Limited
                                        Partner


                                       _______________________________________
                                             Robert F. Tully

                                        LIMITED PARTNERS

                                        All  Limited  Partners  now  and
                                        hereafter  admitted  as  limited
                                        partners  to   the  Partnership,
                                        pursuant to  Powers of  Attorney
                                        now  and  hereafter  executed in
                                        favor of, and  delivered to, the
                                        General Partner.

                                        By: KECALP Inc.

                                        By:
                                        ______________________________________


                                                                    EXHIBIT B


                            SUBSCRIPTION AGREEMENT



                        MERRILL LYNCH KECALP L.P. 1997


KECALP Inc., General Partner of
Merrill Lynch KECALP L.P. 1997
South Tower
World Financial Center
225 Liberty Street
New York, New York 10080-6123

Gentlemen:

     By signing the Limited Partner Signature Page and Power of Attorney attached hereto, the undersigned hereby applies for the purchase of the number of limited partner interests (the "Units"), set forth below, in Merrill Lynch KECALP L.P. 1997, a Delaware limited partnership (the "Partnership"), at a price of $1,000 per Unit (minimum purchase of five Units), and authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated to debit his securities account in the amount set forth below for such Units. The undersigned understands that such funds will be held by The Bank of New York, as Escrow Agent, and will be returned promptly in the event that 40,000 Units of the Units offered by the Prospectus are not subscribed for by the Offering Termination Date (as defined in the Prospectus). The undersigned hereby acknowledges receipt of a copy of the Prospectus, as well as the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership attached to the Prospectus as Exhibit A, and hereby specifically accepts and adopts each and every provision of, and executes, the Partnership Agreement and agrees to be bound thereby.

     The undersigned hereby represents and warrants to you as follows:

     1. The undersigned has carefully read the Prospectus and has relied solely on the Prospectus and investigation made by the undersigned or his or her representatives in making the decision to invest in the Partnership.

     2. The undersigned is aware that investment in the Units involves certain risk factors and has carefully read and considered the matters set forth under the captions "Investment Objective and Policies", "Conflicts of Interest", "Risk and Other Important Factors" and "Tax Aspects of Investment in the Partnership" in the Prospectus.

     3. The undersigned is 21 years of age or over, has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in this investment.

     4. The undersigned represents that he or she (i) in the case of an employee of Merrill Lynch & Co., Inc. ("ML & Co.") or its subsidiaries, receives a current annual salary which, together with bonus received from ML & Co. or its subsidiaries in respect of 1996, equals at least $100,000; or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000 or (ii) in the case of a non-employee director of ML & Co., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000.

     5. The undersigned represents that the amount of Units to be purchased hereby (i) in the case of an employee of ML & Co. or its subsidiaries, does not exceed an amount that would result in the price of such Units exceeding either (a) 15% of the employee's cash compensation from ML & Co. or its subsidiaries received in respect of 1996 on an annualized basis unless the employee either (x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1995 and 1996 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same income level in 1997 or (b) 75% of his compensation received in respect of 1996 on an annualized basis, provided that the employee meets the standards of (x) or (y) above; or (ii) in the case of a non-employee director of ML & Co., does not exceed an amount equal to two times the director's fees (including committee fees, but not including reimbursements of expenses) received from ML & Co. during 1996.

     6. The undersigned represents and warrants that the statements contained in Section 7.4D of the Partnership Agreement are true insofar as they relate to the undersigned:

     The undersigned understands and recognizes that:

          (a) The subscription may be accepted or rejected in whole or in part by the General Partner in its sole and absolute discretion, except that, if this subscription is to be accepted in part only, it shall not be reduced to an amount less than $5,000.

          (b)    No  Federal  or  state  agency  has  made   any  finding  or
     determination as to the fairness for public investment, nor any recommendation or endorsement, of the Units.

          (c) There are restrictions on the transferability of the Units, there will be no public market for Units, and accordingly, it may not be possible for the undersigned readily, if at all, to liquidate his or her investment in the Partnership in case of an emergency.

          (d) Prior to any contrary notification to the General Partner by the undersigned, the undersigned hereby authorizes all cash distributions to be made by the Partnership to the undersigned as a Limited Partner to be credited to the undersigned's securities account at Merrill Lynch, Pierce, Fenner & Smith Incorporated as specified in the Signature Page and Power of Attorney attached hereto.

     The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this subscription or any agreements of the undersigned hereunder and that such subscription and agreements shall survive the disability of the undersigned.

     This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

     In Witness Whereof, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Limited Partner Signature Page and Power of Attorney attached hereto on the date therein indicated.

                     INSTRUCTIONS FOR PURCHASERS OF UNITS

     Any person desiring to subscribe for Units should carefully read and review the Prospectus and, if he or she desires to subscribe for Units in the Partnership, complete the following steps:

     1. Complete, date and execute the Limited Partner Signature Page and Power of Attorney (sent with Prospectus, on green paper).

     2. Use the sample that follows, to assist you in the accurate completion of the Signature Page.

     3. Indicate in the four boxes provided the number of Units you would like to purchase (minimum 5 Units). If this amount is in excess of 250 Units, your subscription will be entered initially for 250 Units and, if the offering is not fully subscribed at the offering termination date, you will receive as many of the Units you have requested as are available on a pro rata basis based on the amount of Units available subject to the limitations described in the Prospectus.

     4. Direct Investment Services will, upon receipt of the acceptance of your subscription, enter and execute an order. An execution wire will be generated to your branch office and a trade confirmation will be made to you. Settlement date will be five (5) business days following execution.

     Your MLPF&S Securities Account will be debited in the amount of $1,000 for each Unit that you purchase.

     5.   Cancellations and quantity reductions are difficult to handle after
an investor has been accepted and  the funds placed in escrow.   Nonetheless,
if you wish to cancel, contact Andrew Kaufman at (212) 236-7302.


                        MERRILL LYNCH KECALP L.P. 1997
             LIMITED PARTNER SIGNATURE PAGE AND POWER OF ATTORNEY

     The undersigned, desiring to become a Limited Partner of Merrill Lynch KECALP L.P. 1997 (the "Partnership"), pursuant to Section 3.3 or 7.4 of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), a form of which is included as Exhibit A to the Prospectus of the Partnership dated ___________, 1997 (the "Prospectus"), hereby executes, and agrees to all of the terms of, the Partnership Agreement of the Partnership and agrees to be bound by the terms and provisions thereof. The undersigned further, by executing this Limited Partner Signature Page and Power of Attorney, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement included as Exhibit B to the Prospectus. The undersigned further irrevocably constitutes and appoints KECALP Inc., the General Partner of the Partnership, and its successors and assigns with full power of substitution, the true and lawful attorney for the undersigned and in the name, place and stead of the undersigned to make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments which may be considered necessary or desirable by the General Partner to carry out fully the provisions of the Partnership Agreement, including, without limitation, the Partnership Agreement, the certificate of limited partnership of the Partnership and any amendment or amendments thereto, including, without limitation, amendments thereof for the purpose of increasing or decreasing the capital contribution of any partner and adding and deleting the undersigned and others as the partners in the Partnership, as contemplated by the Partnership Agreement (which amendment(s) the undersigned hereby joins in and executes, hereby authorizing his Limited Partner Signature Page and Power of Attorney to be attached, if required, to any such amendment) and of otherwise amending the Partnership Agreement from time to time, or cancelling the same. The power of attorney hereby granted shall be deemed to be coupled with an interest and shall be irrevocable and survive and not be affected by the subsequent death, disability, incapacity or insolvency of the undersigned or any delivery by the undersigned of an assignment of the whole or any portion of the interest of the undersigned. The place of residence of the undersigned is as shown below.
                      ALL INFORMATION MUST BE COMPLETED

                      Signature of Limited Partner: _______________________

# of Units applied for (whole Units only)   /x//x/ x $1,000. = Dollar Amount
to be debited from account listed below


                              $  /x//x//x//x//x/

Does purchase price of Units applied for exceed 15% of your Merrill Lynch
compensation in respect of 1996?  Yes  /x/   No  / /

If so, do you satisfy either of the exceptions specified under "Maximum Purchase by Qualified Investors" on page (51) of the Prospectus?
Yes /x/   No  / /

Limited Partner Name:  /x//x//x//x//x/
                       Last Name
                       /x//x//x//x//x/                /x/
                       First Name                     MI

Social Security/Indiv. Taxpayer ID           ML Account
Number  /x//x//x/-/x//x/-/x//x//x//x/        Number /x//x//x/-/x//x//x//x//x/

ML Employee
Number /x//x//x//x//x/

Mailing Address:  (As it is to appear on Envelopes)

Name:  /x//x//x//x//x/    /x/   /x//x//x//x//x/

Home
Address:  /x//x//x/   /x//x//x//x//x//x//x/ /x//x//x//x//x//x/
          /x//x//x/ /x//x/   /x//x//x//x//x//x//x//x/  /x//x/

City:  /x//x//x/  /x//x//x//x/          State:  /x//x/
Zip Code:  /x//x//x//x//x/-/x//x//x//x/

Residence State if different from above:  / // /

Home
Telephone:  /x//x//x/-/x//x//x/-/x//x//x//x/

Office
Telephone:  /x//x//x/-/x//x//x/-/x//x//x//x/

Fax:        /x//x//x/-/x//x//x/-/x//x//x//x/

Are you an active Financial Consultant?  Yes /x/   No  / /

Branch Office # / // // / and F.C. # /x//x//x//x//x/

U.S. Citizen?  Yes  / /   No  / /  If No, What Country or State are you a
Citizen of?    / // // // // // // // // // // // // /

Resident alien  / /     Non-resident alien  / /
(If non-resident alien, please submit Form W-8)


                     (THIS PAGE INTENTIONALLY LEFT BLANK)



           TABLE OF CONTENTS
                                                    250,000 UNITS OF
                                                  LIMITED PARTNERSHIP
                                   Page                INTEREST
                                   ----

  Investor Suitability Standards     2
  Summary of the Offering            3
  Partnership Expenses               7
  Conflicts of Interest              7
  Fiduciary Responsibility of the
    General Partner                  9
  Risk and Other Important Factors   9               MERRILL LYNCH
  Compensation and Fees             14                KECALP L.P.
  The Partnership                   14                    1997
  The General Partner and Its
    Affiliates                      16
  Investment Objective and
    Policies                        27
  Tax Aspects of Investment in the
    Partnership                     34
  Summary of the Partnership
    Agreement                       47
  Offering and Sale of Units        49
  Transferability of Units          51
  Reports                           53
  Experts                           53
  Legal Matters                     54
  Exemptions from the Investment
    Company Act of 1940             54
  Additional Information            55
  Index to Financial Statements     56


     -----------------------------

  Form of Amended and Restated
    Agreement of Limited
    Partnership                  Ex. A
  Subscription Agreement         Ex. B                MAY   , 1997

                                                  MERRILL LYNCH & CO.

                                    PART C

                              OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

     Contained in Part A:

          See "Index to Financial Statements" in the Prospectus.

     Contained in Part B

     --   Not Applicable

     Contained in Part C

     --   None

(2)  Exhibits

     (a)(i)    --   Certificate of Limited Partnership of Merrill Lynch
                    KECALP L.P. 1997/(1)/
     (a)(ii)   --   Form of Amended and Restated Agreement of Limited
                    Partnership of Merrill Lynch KECALP L.P. 1997 is included
                    as Exhibit A in the Prospectus
     (a)(iii)  --   Subscription Agreement is included in Exhibit B in the
                    Prospectus
     (b)  --   Not Applicable
     (c)  --   Not Applicable
     (d)  --   Copies of Instruments Defining the Rights of Unitholders/(2)/
     (e)  --   Not Applicable
     (f)  --   Not Applicable
     (g)  --   Not Applicable
     (h)  --   Form of Agency Agreement
     (i)  --   Not Applicable
     (j)  --   Form of Escrow Deposit Agreement
     (k)  --   Not Applicable
     (l)  --   Opinion and Consent of Brown & Wood LLP//
     (m)  --   Not Applicable
     (n)(i)    --   Consent of Independent Accountants
     (n)(ii)   --   Form of opinion of Brown & Wood LLP as to certain tax
                    matters//
     (o)  --   Not Applicable
     (p)  --   Not Applicable
     (q)  --   Not Applicable


-----------------
/(1)/     Previously filed.

/(2)/ Reference is made to the Amended and Restated Agreement of Limited Partnership of Merrill Lynch KECALP L.P. 1997, a form of which is included as Exhibit A in the Prospectus.


ITEM 25.  MARKETING ARRANGEMENTS.

     None.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

     Registration fees                                         $ 75,758
     National Association of Securities Dealers, Inc. fees       25,500
     Printing                                                   150,000
     Legal fees and expenses                                    125,000
     Accounting fees and expenses                                 1,650
     Miscellaneous                                               22,092
                                                           ------------
          Total                                                $400,000

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The General Partner of the Partnership is a wholly-owned subsidiary of Merrill Lynch & Co., Inc.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.

     Robert F. Tully, an employee of Merrill Lynch & Co., Inc. purchased a limited partnership interest in the Partnership for $1.00 in order to become the Initial Limited Partner and permit the filing of the Agreement and Certificate of Limited Partnership. This sale was prior to the date of effectiveness of this Registration Statement, as a "private offering" pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933. Upon admission of the purchasers of Units to the Partnership as Limited Partners, Mr. Tully will withdraw from the Partnership and receive a return of his $1.00.

ITEM 29.  INDEMNIFICATION.

     Pursuant to Section 4.7 of the Partnership Agreement, neither the General Partner nor any of its officers, directors or agents shall be liable to the Partnership or the Limited Partners for any act or omission based upon errors of judgment or other fault in connection with the business or affairs of the Partnership so long as the person against whom liability is asserted acted in good faith and in a manner reasonably believed by such person to be within the scope of its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence, misconduct or any other breach of fiduciary duty. The General Partner and its officers, directors and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees, costs and expenses incurred in connection with or resulting from any claim, action or demand against the General Partner, the Partnership or any of their officers, directors and agents that arises out of or in any way relates to the Partnership, its properties, business or affairs and (b) such claims, actions and demands and any losses or damages resulting from such claims, actions and demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand; provided, however, that this indemnification shall apply only so long as the person against whom a claim, action or demand is asserted has acted in good faith and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence, misconduct or any other breach of fiduciary duty.

     Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the General Partner, the Partnership has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against the public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Partnership by the General Partner under the Partnership Agreement or otherwise, the Partnership will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     Reference is made to Section 8 of the form of Agency Agreement to be filed as Exhibit (h) hereto, which contains provisions requiring indemnification of the Partnership's principal underwriter by the General Partner and of the Partnership and the General Partner by the Partnership's principal underwriter.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Information concerning the General Partner and biographical information for each of the directors and executive officers of the General Partner is contained in Part A of this Registration Statement under the caption "The General Partner and Its Affiliates."

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     The accounts and records of the Partnership will be maintained at the office of the Partnership at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123.

ITEM 32.  MANAGEMENT SERVICES.

     Not Applicable.

ITEM 33.  UNDERTAKINGS.

     (1) Registrant undertakes to suspend offering of the Common Stock covered hereby until it amends its Prospectus contained herein if (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement, or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

     (2)  Not applicable.

     (3)  Not applicable.

     (4)  Registrant undertakes:

               (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

               (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act (15 U.S.C. 77j(a)(3));

               (2) to reflect in the prospect any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (5)  Registrant undertakes that:

               (a) For the purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6)  Not applicable.

                                  SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 15TH DAY OF MAY, 1997.

                                        Merrill Lynch KECALP L.P. 1997

                                        By KECALP Inc., its General Partner


                                        By   /s/ Robert F. Tully
                                           -------------------------------
                                                Robert F. Tully
                                                Vice President

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE 15TH DAY OF MAY, 1997.


                  Signature                           Title
                  ---------                           -----

              John L. Steffens*           President and Director (Chief
  -----------------------------------     Executive Officer)
              (John L. Steffens)          KECALP Inc.


           /s/ Robert F. Tully            Vice President and Treasurer
  -----------------------------------     (Chief Financial and
            (Robert F. Tully)             Accounting Officer)
                                          KECALP Inc.


             James V. Caruso*             Vice President and Director
  -----------------------------------     KECALP Inc.
            (James V. Caruso)


             Rosemary T. Berkery*         Vice President and Director
  -----------------------------------     KECALP Inc.
            (Rosemary T. Berkery)


             Andrew J. Melnick*           Vice President and Director
  -----------------------------------     KECALP Inc.
            (Andrew J. Melnick)


            Patrick J. Walsh*             Vice President and Director
  -----------------------------------     KECALP Inc.
            (Patrick J. Walsh)


*By:    /s/ Robert F. Tully
     ---------------------------
           Robert F. Tully
           Attorney-in-fact



                                EXHIBIT INDEX


Exhibit                                                              Page No.
-------                                                            --------

(h)       --        Form of Agency Agreement
(j)       --        Form of Escrow Agreement
(l)       --        Opinion and Consent of Brown & Wood LLP
(n)(i)    --        Consent of Independent Accountants
(n)(ii)   --        Form of opinion of Brown & Wood LLP as to certain
                    matters



Exhibit-(h)

                                                            B&W DRAFT 5/15/97

                        MERRILL LYNCH KECALP L.P. 1997
                       (A Delaware Limited Partnership)

                250,000 Units of Limited Partnership Interest

                               AGENCY AGREEMENT


                              ----------------


                                             May   , 1997
                                                 --


Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
North Tower - 27th floor
World Financial Center
New York, New York  10281-1327

Dear Sirs:

     Merrill Lynch KECALP L.P. 1997, a limited partnership (the Partnership") organized under the Revised Uniform Limited Partnership Act of the State of Delaware (the "RULPA") by its general partner, KECALP Inc., a Delaware corporation (the "General Partner"), to invest a substantial portion of the funds of the Partnership in privately-offered equity investments (the "Investments") seeking, among other things, capital appreciation, as described in the Prospectus referred to below, proposes to offer for sale 250,000 units of limited partnership interest ("Units") in the Partnership. Each prospective investor subscribing to purchase Units (collectively, the "Subscribers") will be required to execute and deliver a subscription agreement (a "Subscription Agreement"), including a Limited Partner Signature Page and Power of Attorney, substantially in the form thereof attached as Exhibit B to the Prospectus referred to below.

     The Partnership has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-15035) and a related preliminary prospectus for the registration of the Units under the Securities Act of 1933, as amended and the registration of the Partnership under the Investment Company Act of 1940, as amended (the "1933 Act" and the "1940 Act", respectively). Such registration statement, as amended, at the time it is declared effective by the Commission is hereinafter referred to as the "Registration Statement" and the final prospectus included therein is hereinafter referred to as the "Prospectus", except that (i) if the Partnership files a post-effective amendment to the Registration Statement, then the term "Registration Statement" shall, from and after the declaration of the effectiveness of such post-effective amendment thereto, refer to the Registration Statement as amended, and the term "Prospectus" shall refer to the amended prospectus included in the Registration Statement as amended, and (ii) if any prospectus filed by the Partnership pursuant to either Rule 497(b) or (d) of the rules and regulations of the Commission under the 1933 Act (the "Regulations") differs from the prospectus on file at the time the Registration Statement or any post-effective amendment thereto becomes effective, the term "Prospectus" shall refer to the Rule 497(b) or
(d) prospectus from and after the time it is mailed to the Commission for filing.

     Section 1.  Appointment of Agent.   On the basis of the representations,
                 --------------------
warranties and covenants herein contained, but subject to the terms and conditions herein set forth, you are hereby appointed the exclusive agent of the General Partner and the Partnership during the Offering Period herein specified for the purpose of finding qualified Subscribers for the Units for the account of the Partnership through the offering herein contemplated. The Offering Period shall commence on the day that the Prospectus is first made available to you by the General Partner for delivery in connection with the offering for sale of the Units and shall continue until such date as you and the General Partner shall agree upon, such date being hereinafter referred to as the "Offering Termination Date"); provided, however, that unless 40,000 Units are subscribed for, none will be sold and all payments received will be refunded with interest. Subject to the performance by the General Partner and the Partnership of all of their obligations to be performed hereunder, and to the completeness and accuracy of all of the representations and warranties contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to find qualified Subscribers. Your agency hereunder, which is coupled with an interest and, therefore, is not terminable by the General Partner without your permission, except as otherwise expressly so provided in this Section 1, shall continue until the termination of the Offering Period. Any termination of your agency or of this Agency Agreement shall be without obligation on your part or on the part of the General Partner or the Partnership except as provided in Section 6 hereof, and except that the indemnification provided in Section 8 hereof shall continue after such termination of this Agency Agreement.

     Section 2.  Representations and Warranties of the Partnership and the
                 ---------------------------------------------------------
General Partner.  The General Partner and the Partnership each represents,
---------------
warrants and agrees with you for your benefit that:

          (a) At the time the Registration Statement initially becomes effective and at the time any post-effective amendment thereto or new registration statement referred to above becomes effective, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the Regulations and the 1940 Act and the regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and at the time the Registration Statement becomes effective (unless the term "Prospectus" refers to the Rule 497(b) or (d) prospectus, in which case at the time it is mailed to the Commission for filing) and at the Closing Time referred to in Section 4, the Prospectus and any supplemental sales material supplied to you pursuant to Section 5(i) hereof (when read in conjunction with the Prospectus) will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Partnership or the General Partner in writing by you expressly for use in the Registration Statement or Prospectus.

          (b) The Agreement of Limited Partnership governing the Partnership (the "Partnership Agreement") provides for the subscription for and sale of the Units; all action required to be taken by the General Partner and the Partnership as a condition to the subscription for and sale of the Units to qualified Subscribers therefor has been or, prior to the Closing Time referred to below, will have been taken, and, upon payment of the consideration therefor specified in the Subscription Agreement, the Units will constitute valid limited partnership interests in the Partnership, and, on the assumption that the Limited Partners of the Partnership take no part in the control of the Partnership's business, the liability of each such Limited Partner will be limited to the capital contributions which such Limited Partner is obligated to make to the Partnership (subject to the obligation of a Limited Partner to repay (i) to the Partnership, to the extent provided under RULPA Section 17-608, for a period of one year after any rightful return, any part of his capital contribution rightfully returned to him, but only to the extent necessary to discharge the Partnership's liabilities to creditors who extended credit to the Partnership during the period the capital contribution was held by the Partnership, and (ii) any funds wrongfully returned or distributed to such Limited Partner), and the Subscribers will be Limited Partners of the Partnership entitled to all the benefits of Limited Partners under the Partnership Agreement and the RULPA. There are no provisions in the Partnership Agreement the inclusion of which, subject to the terms and conditions therein, shall cause the Limited Partners to be deemed to be taking part in the control of the Partnership's business.

          (c)  The Partnership is a limited partnership duly     organized
pursuant to the Partnership Agreement and subject      to   the   RULPA   and
existing under the laws of the State of Delaware with full power and authority to invest in the Investments and to conduct the business in which it is engaged or proposes to engage, as described in the Prospectus.

          (d) On the date hereof the General Partner is, and at all times through the Closing Time referred to below will be, duly and validly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware with full power and authority to act as General Partner of the Partnership, as described in the Prospectus, and at Closing Time either the General Partner will be qualified to do business as a foreign corporation in New York and each other jurisdiction in which such qualification is necessary in order to enable it to act as General Partner of the Partnership, or the failure so to qualify in any such other jurisdiction will not affect in any material way the General Partner's ability to so act as General Partner.

          (e) The accountants who certified the balance sheet of the Partnership included in the Registration Statement are independent public accountants as required by the 1933 Act and the Regulations.

          (f) The balance sheets of the Partnership and the General Partner included in the Registration Statement present fairly the financial position of the Partnership and the General Partner as at the dates indicated; said balance sheets have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and since the date of the most recent balance sheets included in the Registration Statement through the date hereof there has not been, and through the Closing Time referred to below there will not have been, any material adverse change in the financial position of the Partnership or the General Partner.

          (g) Since December 31, 1996, (i) there has not been any change in the condition, financial or otherwise, of the General Partner, or in the earnings, business affairs or business prospects of the General Partner, whether or not arising in the ordinary course of business, which could materially adversely affect the ability of the General Partner to carry out its obligations to the Partnership and (ii) no action, suit or proceeding at law or in equity is pending or, to the knowledge of the General Partner threatened against or affecting the General Partner, before or by any governmental official, commission, board or other administrative agency, which could materially adversely affect the consummation of this Agency Agreement or the transactions contemplated hereby.

          (h) At or prior to the Closing Time referred to below the General Partner will have a net worth, computed in accordance with the procedures specified in Revenue Procedure 72-13 and otherwise in accordance with generally accepted accounting principles, sufficient to meet the requirements of Revenue Procedure 72-13.

          (i) This Agency Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Partnership and the General Partner.

          (j)    The  Partnership   Agreement  has  been  duly   and  validly
authorized, executed and delivered by or on behalf of the General Partner.

          (k) The execution and delivery of this Agency Agreement, of each Subscription Agreement accepted by the General Partner and of the Partnership Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions described or contemplated herein and therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the General Partner or the Partnership is bound or any order, rule or regulation applicable to the General Partner or the Partnership or the proposed operation of the Partnership, as described in the Prospectus, of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Partnership.

          (l) The Partnership is duly registered with the Commission under the 1940 Act as a closed-end, non-diversified, management investment company.

     Section 3.   Your Representations and Warranties.  You represent and
                  -----------------------------------
warrant that:

          (a) In offering the Units for sale you will not offer the Units for sale, or solicit any offers to buy any Units, or otherwise negotiate with any person in respect of the Units, on the basis of any communications or documents relating to the Units or any investment therein or to the Partnership or investment therein or to the General Partner, other than the Prospectus, the Exhibits attached thereto and any other document, and any cover or transmittal letter, satisfactory in form and substance to the General Partner and counsel for the General Partner.

          (b) You will offer the Units for sale, or solicit offers to buy the Units, or otherwise negotiate with any person with respect to any Units, only as your counsel advise is in compliance with the securities or "blue sky" laws of the jurisdictions designated by you in accordance with the provisions of Section 5 hereof, which advice of your counsel (which shall not be understood to constitute an opinion of law) may be based upon an examination of the statutes and regulations, if any, of such jurisdictions as reported in standard compilations and upon interpretive advice obtained from representatives of certain securities commissions.

          (c) You will offer the Units for sale in compliance with the requirements as to suitability set forth in Section (b)(2), and as to disclosure set forth in Section (b)(3), of Conduct Rule 2810 of the National Association of Securities Dealers, Inc.

     Section 4.  Offering and Sale of Units; Closing Time.
                 ----------------------------------------

          (a) All funds debited from Subscribers' securities accounts maintained by you will be placed promptly in the escrow account maintained by The Bank of New York, as Escrow Agent. In the event the offering of the Units is commenced by you and subscriptions for at least 40,000 Units shall not have been received by the Offering Termination Date, all funds received from Subscribers (if any) shall be returned in full and without interest or deduction of any fee or expenses; and your agency and this Agency Agreement shall terminate without obligation on your part or on the part of the General Partner or the Partnership, except as provided in Section 6 hereof and except that the indemnification provided in Section 8 hereof shall continue after such termination of this Agency Agreement.

          (b) If on or prior to the Offering Termination Date at least 40,000 Units have been subscribed for and the conditions described in Section 7 hereof are satisfied or waived and the General Partner elects to admit the Subscribers for Units as Limited Partners of the Partnership, then, on the third full business day (or such longer time as you and the General Partner may agree upon) after the earlier to occur of (i) the Offering Termination Date; or (ii) receipt of subscriptions for all 100,000 Units, payment of the purchase price for the Units for which you have found Subscribers, and delivery, with respect to each Subscriber for Units, of a copy of the Subscription Agreement signed by such Subscriber, shall be made at the office of Brown & Wood LLP, One World Trade Center, New York, New York, or at such other place as shall be agreed upon between you and the Partnership, at 10:00 A.M., New York time (the "Closing Time"), provided, however, that, without regard to the date on which the Closing Time occurs, you will provide the General Partner with the opportunity to review and, in its sole discretion, to reject each Subscription Agreement not later than 3 days after the date of such Subscription Agreement.

          (c) Units may be offered to any investor who tenders the amount of the purchase price and who makes the representation that he or she is a Qualified Investor, as described in the Prospectus.

          (d)  You shall maintain for five years from the   O f f e r i n g
Termination Date a record of any information which may be obtained by you to indicate that each Subscriber for Units is within a permitted class of investors under the requirements of Section 4(c).

          (e) You recognize and agree that the desirability of the offering and sale of Units to, and the purchase of Units by, Qualified Investors who are in your employ is adequate and sufficient compensation for your services.

     Section 5.  Covenants of the General Partner and the Partnership.  The
                 ----------------------------------------------------
General Partner and the Partnership each covenants with you that:

          (a) They will notify you immediately of, and confirm in writing forthwith, (i) the effectiveness of the Registration Statement and any amendment thereto, (ii) the receipt of any comments from the Commission,
(iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any proceedings for that purpose. They will make every reasonable effort to prevent the issuance of any stop order and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) They will not file any amendments to the Registration Statement or any amendment or supplement to the Prospectus (including a prospectus filed pursuant to Rule 497(b) or (d) which differs from the prospectus on file at the time the Registration Statements become effective) to which you or your counsel shall object.

          (c) They will deliver to you as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits) as you may reasonably request and will also deliver to you such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as you shall require for the purposes contemplated by the 1933 Act and the 1940 Act.

          (d) They will deliver to you from time to time, before the Registration Statement becomes effective, such number of copies of the preliminary prospectus as originally filed and any amended preliminary prospectus, and as soon as the Registration Statement initially becomes effective and thereafter from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as you may reasonably request for the purposes contemplated by the 1933 Act or the Regulations and the 1940 Act and such number of copies of the Subscription Agreement, Partnership Agreement and the Certificate of Limited Partnership as you may reasonably request.

          (e) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the Partnership and the General Partner will comply, so far as they are able, with all requirements imposed upon them by the 1933 Act, as now and hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

          (f) If any event relating to or affecting the Partnership, the General Partner, or the proposed operation of the Partnership or Investments as described in the Prospectus shall occur as a result of which it is necessary, in the opinion of your counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Subscriber, the Partnership and the General Partner will forthwith prepare and furnish to you a reasonable number of copies of an amendment or amendments of or a supplement or supplements to the Prospectus (in form and substance satisfactory to your counsel) which will amend or supplement the Prospectus so that, as amended or supplemented, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a Subscriber, not misleading. For the purposes of this subsection the Partnership and the General Partner will furnish such information with respect to themselves and the Investments as you may from time to time reasonably request.

          (g) The Partnership and the General Partner will endeavor in good faith, in cooperation with you, to qualify the sale of the Units for offering and sale under the applicable securities or "blue sky" laws of such jurisdictions as they may designate (provided, however, that neither the General Partner nor the Partnership will be obligated to file any general consent to service of process or to qualify to do business or to qualify as a securities dealer in any jurisdiction in which they are not so qualified), and will maintain such qualifications in effect for as long as may be required for the distribution of the Units. In each jurisdiction where the Units shall have been qualified as above provided, the Partnership or the General Partner will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

          (h) The Partnership and the General Partner will, so long as any Units remain outstanding, furnish directly to you the following:

                 (i) As soon as practicable after the end of each fiscal year, one copy of the Partnership's annual report, including therein the accountant's report, the balance sheet, the related statements of profit and loss and changes in financial position, together with such accountants' comments and notations with respect thereto in such detail as the Partnership may customarily receive from such accountants;

                (ii) copies of any report, application or documents which the Partnership shall file with the Commission; and

               (iii) as soon as the same shall be sent to holders of Units, each communication which shall be or is required to be sent to the holders of Units, including any other annual or interim report of the Partnership.

          (i) They will deliver to you, from time to time, all supplemental sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered by the Partnership in connection with the offering of Units, prior to the use or delivery to third parties of such material, and they will not use or deliver any such material to which you shall object or which shall be disapproved by your counsel; provided, however, that your failure to object shall in no event be deemed an approval of any such material.

     Section 6.  Payment of Expenses and Fees.
                 ----------------------------

          (a) Whether the offering of the Units is ever commenced or, if commenced, whether such offering is terminated for any reason or the sale of the Units is consummated, (x) the General Partner shall pay your expenses in connection with the offering and sale of the Units, including, without limitation, your travel expenses, overhead expenses and direct personnel costs and the fees of your counsel, up to an amount not in excess of 1% of the proceeds of the offering; and (y) the General Partner shall pay its similar expenses in connection with the formulation of the offering of the Units and the actual offering and sale of the Units and the fees of its accountants and its counsel and the disbursements of its counsel. The General Partner shall also pay all of (i) the expenses (including those incurred by you or your counsel) of preparing, printing and filing the Registration Statement and the Prospectus and all preliminary drafts thereof and any amendments thereof or supplements thereto and of the distribution thereof (including, without limitation, all of your mailing and private courier expenses in connection with the distribution of the Prospectus and the delivery or redelivery to you or the General Partner of the Prospectus in connection with the offer and sale of the Units), (ii) the expenses of qualifying the offers made in the Prospectus and the sales of the Units under, or the establishment of the exemption of such offers or sales under, the securities or "blue sky" laws of the jurisdictions to be designated by you, including, without limitation, filing fees and the fees and disbursements of your counsel incurred in connection therewith, (iii) in the event that you, or you and the General Partner, enter into an escrow deposit agreement, or similar arrangement, providing for the deposit in escrow of the purchase price, in whole or in part, of the Units, all of the fees and expenses in connection therewith, (iv) all accounting and legal fees and expenses and (v) all other expenses in connection with the offering of the Units. In the event the sale of the Units is consummated, the General Partner shall be entitled to reimbursement from the Partnership of the expenses it has incurred pursuant to this Section 6(a) up to an amount not in excess of 1% of the proceeds of the offering.

          (b) If this Agency Agreement is cancelled by you in accordance with the provisions of Section 7(h), the General Partner shall reimburse you for all your out-of-pocket expenses, including the fees, disbursements and expenses of your counsel, and you shall have no liability to the General Partner hereunder.

     Section 7.  Conditions to Your Obligations.  Your obligations hereunder
                 ------------------------------
are subject to the accuracy of and compliance with the representations and warranties of the General Partner and the Partnership; to the performance by the General Partner and the Partnership of their respective obligations hereunder; and to the following further conditions:

          (a) The Registration Statement shall initially become effective not later than 5:30 P.M., New York City time, not later than two business days following the date hereof, or, with your consent, at such later time and date as may be approved by you; at Closing Time no stop order suspending the effectiveness thereof shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (b) At Closing Time you shall receive the opinion of Brown & Wood LLP, counsel for the General Partner, to the effect that the representations and warranties of the General Partner and the Partnership in Sections 2(b),
(c), (d), (i), (j) and (l) and, to the best of such counsel's knowledge, 2(k) are, to the extent that they are statements of law or legal conclusions, true and correct and to the further effect that:

                 (i) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the offer or sale of the Units, except such as may be required under state or Federal securities or "blue sky" laws and such as have already been received;

                (ii) The terms and provisions of the Subscription Agreement and the Partnership Agreement conform in all material respects to the descriptions thereof contained in the Prospectus;

               (iii) The Partnership is duly formed and validly existing as a limited partnership under the RULPA; and

                (iv) Nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus or any supplemental sales material supplied to you pursuant to Section 5(i) hereof (when read in conjunction with the Prospectus) at the commencement of the Offering Period or at Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) At Closing Time the Partnership shall have received the opinion of Brown & Wood LLP, special tax counsel, dated as of the Closing Time, substantially in the form attached as Exhibit 12(b) to the Registration Statement, together with a letter stating that you may rely upon such opinion as if it were addressed to you.

          (d) At Closing Time you shall receive a survey, addressed to you and the General Partner and the Partnership, prepared by Brown & Wood LLP and relating to the securities or "blue sky" laws of the jurisdictions designated by you in accordance with the provisions of Section 5, indicating that the appropriate "blue sky" action, if any, was taken in each of such jurisdictions. Such survey (which shall not be understood to constitute an opinion of law) may be based upon an examination of the statutes and regulations, if any, of such jurisdictions as reported in standard compilations and upon interpretive advice obtained from representatives of certain securities commissions.

          (e) At Closing Time you shall receive the unaudited balance sheet of the General Partner as of such date showing the net worth of the General Partner (excluding its interest in any limited partnership, including the Partnership, and notes and accounts receivable from and payable to any limited partnership and otherwise prepared in accordance with generally accepted accounting principles) to be equal to an amount at least equal to 10% of the sum of (i) the Capital Contributions to the Partnership and (ii) the total capital contributions of all partners in each other limited partnership of which the General Partner is a general partner, together with a certificate signed by a financial officer of the General Partner to the effect that such balance sheet presents fairly the financial position of the General Partner as at such date and has been prepared in conformity with generally accepted accounting principles.

          (f) At the Closing Time you shall receive a certificate signed by the President or a Vice President of the General Partner to the effect that
(i) the signer has examined the Prospectus and the supplemental sales material supplied to you pursuant to Section 5(i) hereof and, in the signer's opinion, at all times from the commencement of the Offering Period to the Closing Time the Prospectus and such supplemental sales literature (when read in conjunction with the Prospectus) did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) the representations and warranties contained in Section 2 hereof are true and correct at the Closing Time with the same effect as though expressly made at such Closing Time.

          (g) At or prior to the Closing Time your counsel shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units being sold at the Closing Time as herein contemplated and related proceedings and in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the General Partner or its affiliates and the Partnership in connection with the offering and sale of such Units, as herein contemplated, shall be satisfactory in form and substance to you and your counsel.

          (h) If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agency Agreement to be fulfilled, this Agency Agreement and all your obligations hereunder may be cancelled by you by notifying the General Partner, in writing or by telegram, of such cancellation, specifying the conditions which have not been fulfilled, at any time at or prior to Closing Time, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Section 6 hereof.

     Section 8.  Indemnification.
                 ---------------

          (a) The General Partner agrees to indemnify and hold harmless you, and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act, as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any supplemental sales material supplied to you pursuant to Section 5(i) hereof (when read in conjunction with the Prospectus) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission, or alleged untrue statement or omission, was made in reliance upon and in conformity with written information furnished to the General Partner by you expressly for use in the Registration Statement, Prospectus or supplemental sales material;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the General Partner and the Partnership; and

               (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

     The foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus or in the Prospectus or in any supplemental sales material, it shall not inure to your benefit or to the benefit of any person who controls you if you failed to send or give a copy of the Prospectus (as amended or supplemented, if the Partnership shall have furnished any amendment or supplement thereto to you, which shall correct such untrue statement or omission which is the basis of the loss, liability, claim, damage or expense for which indemnification is sought) to the person asserting any such loss, liability, claim, damage or expense prior to or together with any such supplemental sales material and the written confirmation of the receipt of a subscription for Units from such person or at such other time as the Prospectus, as so amended or supplemented, is required under the 1933 Act to be delivered by you to such person. The General Partner agrees to notify you within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of them, any of their officers or directors or any of them, any of their officers or directors or any person who controls the Partnership or the General Partner within the meaning of Section 15 of the 1933 Act.

          (b) You agree to indemnify and hold harmless the General Partner and the Partnership and each person who controls either of them within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in Section 8(a), but only with respect to untrue statements or omissions contained in the Registration Statement or Prospectus or any supplemental sales material supplied to you pursuant to
Section 5(i) (when read in conjunction with the Prospectus) made in reliance upon and in conformity with written information furnished to the General Partner by you for use in the Registration Statement, Prospectus or such supplemental sales literature.

          (c) In no case shall an indemnifying party be liable under this indemnity agreement with respect to any claim made against an indemnified party unless such indemnifying party shall be notified in writing (as provided in Section 10) of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify such indemnifying party shall not relieve them from any liability which they may have otherwise than on account of this indemnity agreement.

     Section 9.  Representations, Warranties and Agreements to Survive
                 -----------------------------------------------------
Closing Time.  All representations, warranties and agreements contained in
------------
this Agency Agreement or contained in certificates of the General Partner or you submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of you or any person who controls you, or by or on behalf of the General Partner or the Partnership, and shall survive Closing Time.

     Section 10.  Effective Date of this Agreement and Termination Thereof.
                  --------------------------------------------------------

          (a) This Agreement shall become effective (i) at 5:30 P.M., New York City time, on the day on which the Registration Statement initially became effective, or (ii) at the time of the initial public offering by you, after the Registration Statement initially becomes effective, of the Units, whichever shall first occur. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement which is subsequently published, relating to the Units or the time at which the Units are first generally offered by you to dealers or Subscribers by letter or telegram, whichever shall first occur.

          (b) You shall have the right to terminate this Agreement by giving the notice indicated below in this Section 10 at any time at or prior to any Closing Time (i) if there shall have been, since the respective dates of which information is given in the Registration Statement, the Prospectus and any supplemental sales material supplied to you pursuant to Section 5(i) hereof, any change in the condition of the Partnership or the General Partner, financial or otherwise, or in the earnings, business affairs, or business prospects of the Partnership or the General Partner, whether or not arising in the ordinary course of business, which could materially adversely affect the Partnership or the ability of the General Partner to carry out its obligations to the Partnership, (ii) if there shall have occurred any outbreak of hostilities or other national or international calamity or crisis, the effect of such outbreak, calamity or crisis on the financial markets of the United States being such as in your judgement would make the offering or delivery of the Units impracticable, or (iii) if trading on the New York Stock Exchange shall have been suspended, or minimum or maximum ranges for prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on such Exchange, or if a banking moratorium shall have been declared by either Federal or New York authorities. If you terminate this Agreement as provided in this Section 10, such termination shall be without liability of any party to any other party except as otherwise provided in Section 6.

          (c) If you elect to terminate this Agency Agreement as provided in this Section 10, you shall promptly notify the Partnership, by telephone or telegram, confirmed by letter.

     Section 11.  Notices and Authority to Act.  All communications herein
                  ----------------------------
shall be in writing and, if sent to you, shall be mailed, delivered or telegraphed and confirmed to you at Merrill Lynch World Headquarters, North Tower, 27th floor, World Financial Center, New York, New York 10281-1327, Attention of Mr. John L. Steffens, or, if sent to the General Partner or the Partnership, shall be delivered or telegraphed and confirmed to either of them at Merrill Lynch World Headquarters, South Tower, 23rd floor, World Financial Center, New York, New York 10080-6123, Attention of Mr. James V. Caruso.

     Section 12.  Parties.   This Agency Agreement shall inure to the benefit
                  -------
of and be binding upon you and the General Partner and the Partnership and your and the General Partner's and the Partnership's respective successors, this Agency Agreement and the conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons and for the benefit of no other person, firm or corporation.

     Section 13.  Governing Law.  This Agreement will be governed by the laws
                  -------------
of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among you, the General Partner and the Partnership.

                              Very truly yours,

                              KECALP INC.



                              By:
                                  --------------------------
                                    (Authorized Signature)

                              MERRILL LYNCH KECALP L.P. 1997

                              By:  KECALP INC.,
                                   General Partner

                              By:
                                  --------------------------
                                    (Authorized Signature)


Confirmed and Accepted
as of the date first
above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By:
    ---------------------------------
          (Authorized Signature)

Exhibit-(j)

                                                                Draft 5/15/97




                           ESCROW DEPOSIT AGREEMENT

                                   BETWEEN

                             THE BANK OF NEW YORK
                               AS BANK-ESCROWEE

                                     AND

              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                              AS DEPOSITOR-AGENT

                                     AND

                        MERRILL LYNCH KECALP L.P. 1997
                            THE ISSUER-PARTNERSHIP


     WHEREAS, Merrill Lynch KECALP L.P. 1997, a limited partnership (the "Issuer-Partnership") organized under the Delaware Revised Uniform Limited Partnership Act to invest primarily in privately-offered investments, proposes to sell up to 250,000 units of limited partnership interest (the "Units") in the Issuer-Partnership, at a price of $1,000 each to certain employees and directors of Merrill Lynch and Co. and of its subsidiaries ("Eligible Investors"), all as described in the Registration Statement on Form N-2 (No. 333-15035) filed with the Securities and Exchange Commission (the "Registration Statement"), and the prospectus constituting a part thereof (the "Prospectus");

     WHEREAS, in connection with the proposed sale of such Units, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1318 (the "Depositor-Agent"), has been named as the agent for the sale of such Units on a best efforts basis;

     WHEREAS, the Depositor-Agent desires to establish an escrow fund with The Bank of New York, a New York State banking corporation, 12th Floor West, 101 Barclay Street, New York, New York 10286 (the "Bank-Escrowee") (such Bank-Escrowee is a bank as defined by Section 3(a)(6) of the Securities Exchange Act of 1934) to deposit any cash payments received from subscribers of the Units; and

     WHEREAS, the Bank-Escrowee desires to act as escrow agent in connection with the proposed fund.

     NOW, THEREFORE, it is agreed as follows:

     The Bank-Escrowee agrees to act as escrow agent in receiving and disbursing the proceeds from the sale of the Units in accordance with the following conditions:

     (1) The Depositor-Agent will from time to time promptly deposit such amounts in payment for the Units as they are received in connection with the sales herein above referred to in an escrow account to be established for this purpose by the Bank-Escrowee. Concurrent with the making of each such deposit, the Depositor-Agent shall deliver to the Bank-Escrowee a statement of the name (and title of ownership, if different) and address of each subscriber whose payment is then being deposited, the social security number or tax identification number of each such subscriber, the amount received from each such subscriber and the number of Units which each such person has agreed to purchase. The Bank-Escrowee shall input the information provided pursuant to this paragraph (1) on its computer system within three (3) business days of delivery, and shall provide a computer print-out of such information to the Issuer-Partnership and the Depositor-Agent within three
(3) business days thereafter.

     (2) From time to time, after the first deposit of any funds pursuant to paragraph (1) hereof and until such time as all funds being held by the Bank-Escrowee have been disbursed pursuant to paragraph (4) or (5) hereof, the Depositor-Agent may, in its sole discretion, instruct the Bank-Escrowee in writing to, and the Bank-Escrowee thereupon shall, invest such amounts being then held by the Bank-Escrowee, in such of the following securities, and in such proportions, and maturing at such times, as the Depositor-Agent shall specify in its written instructions to the Bank-Escrowee (escrowed funds will be invested only in investments permissible under SEC Rule 15c2-4):

            (i) direct obligations, which mature before the applicable Closing Time (hereinafter defined), of the United States of America or any instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged; and/or

           (ii) certificates of deposit, which mature before the applicable Closing Time (hereinafter defined), of banks (including the Bank-Escrowee), organized under the laws of the United States of America or any state thereof, with an unrestricted surplus of at least $250,000,000; and/or

          (iii) bank accounts, and bank money market deposit accounts, the entire balance of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), subject to the rules and regulations of the FDIC requiring aggregation of other deposits for purposes of determining the extent of federal deposit insurance coverage.

          The Bank-Escrowee shall present for redemption any obligation so purchased or sell such obligation in every case upon the written direction of the Depositor-Agent. Obligations so purchased as an investment of moneys in the escrow fund shall be deemed at all times to be a part of such fund, and the interest accruing thereon shall be credited to such fund for the
account of  the subscribers  whose  funds were  thus invested.    If the
Depositor-Agent so directs  in writing, the Bank-Escrowee shall  make any and all  investments  permitted  by  this  paragraph  through  its  own bond or investment department. Except as herein above provided, the Bank-Escrowee shall not be under any duty to invest funds deposited with
it pursuant  to paragraph (1) hereof.   Neither the Bank-Escrowee  nor the
Issuer-Partnership will be responsible for any loss suffered from any investment.

     (3) Eligible Investors must submit completed subscription documents not later than July __, 1997, or such other subsequent date, not later than August __, 1997, as the Depositor-Agent and the Issuer-Partnership may
agree upon.   Subsequent  to such  date, the General  Partner will  advise such investor as to whether their subscriptions have been accepted and thereupon such investor shall transfer funds for payment into the Partnership's escrow account. The General Partner will also advise perspective investors of the termination date of the offering (the "Offering Termination Date"). If payments in the amount of $1,000 for each Unit subscribed for, shall have been deposited, then if the Depositor-Agent shall have advised the Bank-Escrowee in writing that all conditions precedent to a closing by named subscriber(s) have been satisfied, the Depositor-Agent shall arrange for a closing as to such named subscriber(s) in accordance with the Prospectus (a "Closing" or "Closing Time"). The Depositor-Agent shall give verbal notice of each Closing Time to the Bank-Escrowee at least two business days before such Closing Time, which notice shall be confirmed in writing by the Depositor-Agent on or before such Closing Time. On the business day following such notice, the Bank-Escrowee shall present to the Issuer-Partnership a computer print-out listing all subscribers and the capital contributions held for their accounts.

     (4) At each Closing Time, the Bank-Escrowee shall apply the cash representing collected funds then being held by the Bank-Escrowee as part of the escrow fund for the account of the subscriber(s) with respect to whose purchase of Units such Closing is being held, in accordance with the written direction of the Depositor-Agent, at which time such amounts so applied shall no longer be a deposit or deposits under this Agreement. In the event that funds have been invested on behalf of such subscriber(s) pursuant to paragraph (2), the Bank-Escrowee shall, within ten days after each Closing Time, return to the Depositor-Agent, on behalf of such subscribers, the interest earned thereon less the portion of such interest retained by the Bank-Escrowee pursuant to paragraph (8), together with a statement as to each subscriber's pro rata portion (allocated by the Bank-Escrowee as set forth below) of the interest returned to the Depositor-Agent. Such interest shall be allocated among the subscribers entitled thereto in proportion to the amounts of their respective subscription funds and the lengths of time their subscription amounts were on deposit, provided that, no interest will be allocated to subscribers whose funds are not received at least two (2) business days prior to a Closing.

     (5) In the event that (a) on or before fifteen business days after the Offering Termination Date either (i) no Closings contemplated by paragraphs  (3)  and  (4)  above shall  have  been consummated or (ii)  as to any subscriber,  the Bank-Escrowee shall not  have been advised in writing by the Depositor-Agent that all conditions precedent to a Closing as to such subscriber have been satisfied, or (b) as to any subscriber, the Issuer-Partnership shall have determined to reduce such subscriber's  subscription, then the Depositor-Agent shall promptly so advise in writing  the Bank-Escrowee and authorize  and direct in writing the Bank- Escrowee to return as promptly as practicable (i) in the case of the event described in (a)(i), the funds theretofore received pursuant to paragraph (1) to the Depositor-Agent for the accounts of all of the subscribers, or (ii) in the case of an event described in (a)(ii), the funds theretofore received pursuant to paragraph (1) to the Depositor-Agent for the accounts of such subscribers with respect to whom the Bank-Escrowee shall not have received such written advice or whose
subscriptions have been  reduced, as  the case maybe.   In each case  the
Bank-Escrowee shall so return such funds without interest or deduction, unless it shall have been instructed to invest such funds on behalf of such subscribers pursuant to paragraph (2), in which case it shall also return to the Depositor-Agent on behalf of such subscribers the interest earned on such funds less the portion of such interest retained by the Bank-Escrowee pursuant to paragraph (8), together with a statement as to each subscriber's pro rata portion (allocated by the Bank-Escrowee as set forth in paragraph (4) above) of the interest returned to the Depositor- Agent.

     (6) In the event that (a) the Closing or Closings in accordance with paragraphs (3) and (4) above shall have been consummated with respect to all subscribers, or (b) the amounts paid by or for the account of all named subscribers to the Depositor-Agent and deposited with the Bank-Escrowee shall have been repaid to the Depositor-Agent on behalf of such respective persons without deduction (other than as provided in paragraph (8) below) and with or without interest by the Bank-Escrowee as provided in paragraph (5) above or
(9) below, then, as to all such named subscribers, the Bank-Escrowee shall be relieved of all liabilities in connection with the escrow deposits provided for herein with respect to all such subscribers.

     (7) In any event, the obligations and liabilities of the Bank-Escrowee hereunder will terminate on the date which is fifteen business days after the Offering Termination Date and as to any amounts remaining in the escrow fund the Bank-Escrowee shall be entitled to refrain from taking any action until it has been directed otherwise in writing by the Depositor-Agent, or by a final judgment of a court of competent jurisdiction.

     (8) The Bank-Escrowee shall not receive any fee in connection with its services rendered under this Agreement, except as follows:

            (i) for its services in establishing and maintaining as a separate fund the escrow fund referred to in this Agreement, the Bank-Escrowee shall receive a fee of $________ plus out-of-pocket expenses, including legal fees, in an amount up to, but not exceeding, $________; and

           (ii) for its services in investing the funds held in the escrow fund, pursuant to the instructions of the Depositor-Agent described under paragraph (2) hereof, the Bank-Escrowee shall receive a fee equal in amount to 5% of any interest income derived from investment of such funds. Such fee shall be deducted from such interest income upon distribution of the remaining 95% of such interest income, as provided under paragraph (4), (5),
(9), as the case may be, of this Agreement.

          Payment to be made pursuant to clause (i) shall be made by the Issuer-Partnership or the Depositor-Agent, as the case may be.

     (9) In the event that before the Closing Time with respect to any subscriber the Bank-Escrowee shall have received written advice from the Depositor-Agent that such named subscriber has withdrawn his or her subscription or been rejected by the Issuer-Partnership, or that before such Closing Time it is determined by the Issuer-Partnership that such named subscriber does not meet the suitability standards required by the Issuer-Partnership for investment in the Units, the Bank-Escrowee shall, upon receipt of the written direction of the Depositor-Agent, return funds deposited pursuant to paragraph (1) to the Depositor-Agent on behalf of such subscribers. The Bank-Escrowee shall return such funds without interest or deduction, unless it shall have been instructed to invest such funds on behalf of such subscriber pursuant to paragraph (2), in which case it shall also return to the Depositor-Agent on behalf of such subscriber the interest earned on such funds as computed and collected to the date upon which such funds are returned less the portion of such interest retained by the Bank-Escrowee pursuant to paragraph (8), together with a statement as to such subscriber's interest returned to the Depositor-Agent.

     (10) It is understood and agreed, further, that the Bank-Escrowee shall:

          (A) be under no duty to enforce payment of any purchase price that is to be paid to and held by it hereunder;

          (B) be under no duty to accept information from any person other than the Depositor-Agent and then only to the extent and in the manner provided in this Agreement;

          (C) be protected in acting upon any notice, opinion, request, certificate, approval, consent, or other paper believed by it to be genuine and to be signed by the proper party or parties;

          (D) be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any one of its authorized officers and (i) received by the Depositor-Agent, by registered or certified mail, postage prepaid, or (ii) delivered by hand delivery, in a sealed wrapper, manually receipted for by the Depositor-Agent, addressed to the Depositor-Agent at the following address:

          Partnership Analysis & Management
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          World Financial Center
          South Tower - 23rd Floor
          New York, New York 10281-6123

          Attention:  Mr. Robert F. Tully

          With a copy to:

          Merrill Lynch KECALP 1997
          KECALP, Inc.
          World Financial Center
          South Tower - 23rd Floor
          New York, New York 10281-6123

          Attention:  Mr. James V. Caruso

          (E) be indemnified and held harmless by the Depositor-Agent against any claim made against it by reason of its acting or failing to act in connection with any of the transactions contemplated hereby and against any loss, liability, or expense, including the expense of defending itself against any claim of liability it may sustain in carrying out the terms of this Agreement except such claims which are occasioned by its bad faith, gross negligence, or willful misconduct;

          (F) have no liability or duty to inquire into the terms and conditions of this Agreement, the Registration Statement, or any of the exhibits thereto, or the Prospectus, and its duties under this Agreement shall be purely ministerial in nature;

          (G) be permitted to consult with counsel of its choice, including in-house counsel, and shall not be liable for any action taken, suffered or omitted by it in relation to this Agreement in good faith in accordance with the advice of such counsel, provided, however, that nothing contained in this subsection (G), nor any action taken by the Bank-Escrowee, or of any counsel, shall relieve the Bank-Escrowee from liability for any claims which are occasioned by its bad faith, gross negligence, or willful misconduct, all as provided in subsection (E) above;

          (H) not be bound by any modification, amendment, termination, cancellation, rescission, or supersession of this Agreement, unless the same shall be in writing and signed by the parties hereto;

          (I) provided that it shall be uncertain as to its duties and rights hereunder, be entitled to refrain from taking any action other than to keep all property held by it in escrow until it shall be directed otherwise in writing by the Depositor-Agent, or by a final judgment by a court of competent jurisdiction;

          (J) have no liability for following the instructions herein contained or expressly provided for, or written instructions given by the Depositor-Agent;

          (K) have the right, at any time, to resign hereunder by giving written notice of its resignation to the Depositor-Agent at its address set forth above, at least 10 business days before the date specified for such resignation to take effect, in which case, upon the effective date of such resignation;

                 (i) all cash and other payments and all other property then held by the Bank-Escrowee hereunder shall be delivered by it to such person as may be designated in writing by the Depositor-Agent, whereupon the Bank-Escrowee's obligations hereunder shall cease and terminate;

                (ii) if no such person has been designated by such date, all obligations of the Bank-Escrowee hereunder shall, nevertheless, cease and terminate; and

               (iii) the Bank-Escrowee's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated in writing by the Depositor-Agent or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, and the provisions of subsections (E), (I) and (L) of this paragraph (10) shall remain in effect; and

          (L) be reimbursed in an amount up to, but not exceeding, $________ by the Depositor-Agent upon its request for reasonable out-of-pocket expenses, disbursements, and advances (including, but not limited to, legal fees) incurred or made by it in accordance with any provision of this Agreement except any such expenses, disbursements, or advances as may be attributable to its gross negligence, willful misconduct, or bad faith.

     (11) In the event the Issuer-Partnership and the Depositor-Agent shall agree to continue the offering period beyond the close of business on the Offering Termination Date, the Depositor-Agent shall notify the Bank-Escrowee of such fact in writing specifying the date and time to which the offering period shall have been continued.

     (12) All requests, notices, advice, or other communications hereunder to the Bank-Escrowee shall be effective upon receipt by the Bank-Escrowee of either (i) registered or certified mail, postage prepaid, or (ii) hand delivery in a sealed envelope, manually receipted for on behalf of the addressee in each case addressed as follows:

          The Bank of New York
          12th Floor West
          101 Barclay Street
          New York, New York 10286

          Attention:  (Name)
                      (Title)

          With a copy to:

          Merrill Lynch KECALP L.P. 1997
          KECALP, Inc.
          World Financial Center
          South Tower - 23rd Floor
          New York, New York 10281-6123

          Attention:  Mr. James V. Caruso

     (13) Nothing in this Agreement is intended to or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy or claim. This Agreement shall be governed by, and its provisions shall be construed in accordance with, the laws of the State of New York and may be modified only in writing.

Dated as of ________ __, 1997


THE BANK OF NEW YORK
  Bank-Escrowee



By: ______________________________________________
               (Authorized Signatory)



MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
  Depositor-Agent


By: ______________________________________________
               (Authorized Signatory)



MERRILL LYNCH KECALP L.P. 1997
  Issuer-Partnership

By: KECALP Inc.
   General Partner


By: _____________________________________________


Exhibit-(l)


                               Brown & Wood LLP
                            One World Trade Center
                           New York, NY  10048-0557
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599




                                        May 16, 1997




Merrill Lynch KECALP L.P. 1997
c/o KECALP Inc.
North Tower
World Financial Center
250 Vesey Street
New York, NY  10281-1327

               Re:  Sales of 250,000 Units of
                    Limited Partnership Interest
                    ----------------------------

Dear Sirs:

     We have acted as your counsel in connection with the above-referenced limited partnership interests (the "Units") to be offered and sold by Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Units are to be offered pursuant to a Registration Statement on Form N-2 (File No. 333-15035) filed with the Securities and Exchange Commission on October 29, 1996 (as thereafter amended at any time to and including the date hereof, the "Registration Statement").

     In rendering this opinion, we have examined such documents and records as we deemed appropriate. Capitalized terms used herein and not otherwise defined are defined in the form of Amended and Restated Agreement of Limited Partnership included as Exhibit A in the Registration Statement (the "Agreement").

     We have assumed the genuineness and authenticity of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies thereof, and the due authorization, execution, delivery and recordation of all documents where due authorization, execution, delivery and recordation are a prerequisite to the effectiveness thereof.

     On  the basis of the  foregoing and in  reliance thereon, we  are of the opinion that when offered and sold as described in the Registration Statement, and assuming (i) that the General Partner has taken all corporate action required to be taken by it to authorize the issuance and sale of Units to the Limited Partners and to authorize the admission to the Partnership of the Limited Partners, (ii) the due authorization, execution and delivery of a subscription agreement, the form of which is set forth as Exhibit B in the Prospectus (the "Subscription Agreement"), by each subscriber for Units (the "Subscribers"), (iii) the due acceptance by the General Partner of each Subscription Agreement and the due acceptance by the General Partner of the admission of the Subscribers to the Partnership as Limited Partners, (iv) the payment by each Subscriber of the full consideration due from it for the number of Units subscribed to by it, (v) the due authorization, execution and delivery by all parties thereto of the Agreement, (vi) that the books and records of the Partnership set forth all information required by the Agreement and the Delaware Revised Uniform Limited Partnership Act (6 Del.C.
                                                                      ------
Section17-101 et seq.) (the "Act"), including all information with respect
              ------
to all Persons  to be admitted as  Partners and their Capital  Contributions,
(vii) that the Subscribers, as Limited Partners, do not participate in the control of the business of the Partnership and (viii) that the Units are offered and sold as described in the Registration Statement and the Agreement, (a) the Units will represent valid limited partner interests in the Partnership, and subject to the qualifications set forth herein, as to which the Subscribers, as limited partners of the Partnership, will have no liability with respect to the Partnership's affairs in excess of their respective obligations to make contributions to the Partnership, their respective obligations to make other payments provided for in the Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a Limited Partner to repay any funds wrongfully distributed to it), and (b) the Subscribers will be Limited Partners of the Partnership entitled to all of the benefits of Limited Partners to the extent permitted under the Act.

     We consent to the filing of this opinion as Exhibit (1) to the Registration Statement and to the filing of the form of our opinion as to tax matters as Exhibit (n)(ii) to the Registration Statement. We also consent to the references to our firm in the Prospectus included in the Registration Statement.
                                   Very truly yours,

                                   /s/ Brown & Wood LLP

Exhibit-(n)(i)

                       CONSENT OF INDEPENDENT AUDITORS



Merrill Lynch KECALP L.P. 1997:

We consent to the use in Pre-Effective Amendment No. 1 to Registration Statement No. 333-15035 of our opinion dated May 14, 1997 relating to the balance sheet of Merrill Lynch KECALP L.P. 1997 as of May 12, 1997 appearing in the Prospectus, which is a part of such Amendment, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche

DELOITTE & TOUCHE

New York, New York
May 16, 1997

Exhibit-(n)(ii)

     (SET FORTH BELOW IS A DRAFT OF THE FORM OF OPINION WHICH BROWN & WOOD LLP ("TAX COUNSEL") EXPECTS TO DELIVER AT THE CLOSING OF THE SALE OF UNITS AND TO REAFFIRM AT ANY SUBSEQUENT CLOSING IF THE FACTS AND CIRCUMSTANCES OF THE FORMATION, ORGANIZATION AND CAPITALIZATION OF THE PARTNERSHIP ARE AS CONTEMPLATED IN THE PROSPECTUS AND THE PARTNERSHIP AGREEMENT. THE ACTUAL SUBSTANCE OF THE OPINION OF TAX COUNSEL IS SUBJECT TO THE LAW IN EFFECT AT THE TIME OF SUCH CLOSING AND SUCH ADDITIONAL FACTS AS MAY BE DISCLOSED UPON INQUIRY BY TAX COUNSEL.)


                                   ________________  __, 1997

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281-1201

                     Re:  Merrill Lynch KECALP L.P. 1997
                          ------------------------------

Ladies and Gentlemen:

     Our opinion has been requested as to certain tax matters, set forth below, in connection with the transactions contemplated in the prospectus, dated ______________ ___, 1997 (such prospectus, as supplemented by a prospectus supplement thereto, as filed with the Securities and Exchange Commission (the "Commission") for filing pursuant to Rule 497(d) under the Securities Act of 1933, is hereinafter referred to as the "Prospectus") relating to Merrill Lynch KECALP L.P. 1997, a Delaware limited partnership (the "Partnership"), the general partner of which is KECALP Inc., a Delaware corporation (the "General Partner"). All capitalized terms used and not otherwise defined herein are intended to have the respective meanings set forth in the Prospectus.

          IDENTIFICATION OF DOCUMENTS REVIEWED AND ASSUMPTIONS MADE

     In rendering our opinions, we have examined and relied upon, and have assumed the truth and accuracy of, the following:

     I. The Certificates of Limited Partnership of the Partnership, dated as of October 28, 1996, as filed with the Secretary of State of the State of Delaware on October 28, 1996, in accordance with the provisions of the Delaware Revised Uniform Limited Partnership Act (the "Act");

     II. The Amended and Restated Agreement of Limited Partnership of the Partnership, dated _____________ ___, 1997, duly executed by the General Partner,

the Initial Limited Partner and each Additional Limited Partner in accordance with the provisions of the Act (the "Partnership Agreement");

     III. The Prospectus;

     IV. The letters, dated the date hereof, containing certain covenants and factual representations of the Partnership and the General Partner attached hereto as Exhibit A-1, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as selling agent for the Partnership, attached hereto as Exhibit A-2;

     V.   The   form   of  Subscription   Agreement   and   the  Subscription
Qualification and Acceptance Page (including power of attorney) for Units attached to the prospectus as Exhibit B; and

     VI. Such other documents and proceedings as we have deemed necessary in order to enable us to render this opinion.

            OPINIONS RENDERED AND LIMITATIONS ON OPINIONS RENDERED

     Our opinions set forth below are also based upon the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations (including Temporary and Proposed Treasury Regulations) promulgated under the Code, published Revenue Rulings, Revenue Procedures and other announcements of the Internal Revenue Service (the "Service") and existing court decisions, any of which could be changed at any time. Any such changes may be retroactive with respect to transactions entered into prior to the date of such changes and could significantly modify the opinions set forth below.

     Based   on  the   foregoing   documents,   materials,  assumptions   and
information, and subject to the qualifications and assumptions set forth below, we are of the opinion that:

     1. The Partnership will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation and will not be classified as a publicly traded partnership within the meaning of Code Section 7704(b).

     2. The allocations of income, gain, loss, deduction, and credit of the Partnership will be respected for Federal income tax purposes, so long as no Limited Partner's capital account becomes negative.

     3. The tax discussion in the Prospectus under the captions "Tax Aspects of Investment in the Partnership" and "Risk and Other Important Factors" fully and fairly sets forth the Federal income tax consequences and tax risks associated with investment in the Partnership.

     The Federal income tax consequences ultimately to be derived by any Limited Partner will, in addition, depend upon the individual situation of each Limited Partner, as well as the actual operations of the Partnership. Further, as noted above, the realization of the anticipated Federal tax treatment may be materially and adversely affected by future legislation and administrative and judicial decisions.

     Accordingly, it is recommended that each potential Limited Partner consult with his, her or its own tax advisor as to the tax aspects of a purchase of a Unit in the Partnership, including Federal taxes and any state and local, or foreign tax considerations (which are not discussed in this opinion), as they relate to his, her or its particular tax situation.

     In reviewing the opinions set forth above, you should be aware that (i) our firm has represented the General Partner in this transaction and has represented, and regularly represents, various affiliates of Merrill Lynch & Co., Inc., and (ii) the opinions set forth above represent our conclusions as to the application of existing law to the instant transaction. You should also be aware that an opinion of counsel represents only counsel's best legal judgment, and has no binding effect or official status of any kind, and no assurance can be given that contrary positions may not be taken by the Service or that a court considering the issues would not hold otherwise.

     The opinions expressed herein are limited as described above, and we do not express an opinion with respect to any other federal or state law or the law of any other jurisdiction, except as expressly stated herein. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the transaction documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so.

     You should be aware that there is no assurance that the Service would not challenge the conclusions set forth above. Our opinion also assumes that a court considering the question would have all facts and legal issues properly presented to it.

     This opinion is rendered only to those parties to whom it is addressed and is solely for their benefit. This opinion may not be relied upon by any other person for any purpose without our prior written consent.

                                   Very truly yours,






                                 EXHIBIT A-1



                                   _________________ ___, 1997


Brown & Wood LLP
One World Trade Center
New York, New York  10048


                     Re:  Merrill Lynch KECALP L.P. 1997
                          ------------------------------


Ladies and Gentlemen:

     In order for you to render certain legal opinions regarding various Federal income tax consequences to Merrill Lynch KECALP L.P. 1997 (the "Partnership"), and its partners, as described in more detail in the Registration Statement filed with the Securities and Exchange Commission on ______________ ___, 1997 and thereafter amended (the "Registration Statement") and the Prospectus included therein (the "Prospectus"), the
Partnership and KECALP Inc., the general partner of the Partnership (the "General Partner"), hereby certify the accuracy of the facts contained herein, and make the representations and agreements provided herein. We understand that, in rendering your opinion, you will rely in part on such representations made by us and the applicability of your opinion will be conditioned on compliance with the representations contained herein. Capitalized terms used and not otherwise defined in this letter shall have the same meanings as they have in the Registration Statement.

     As a basis for your opinion, we hereby represent that:

     1. The Partnership has been duly and validly organized as a limited partnership pursuant of the terms of the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act (the "Act");

     2. With regard to the Registration Statement, to the best of our knowledge (i) the information contained in the Registration Statement is accurate and complete; and (ii) the Registration Statement contains no omissions of material facts;

     3. The Partnership Agreement and all other pertinent agreements relating to the offering and sale of Units have been duly executed, delivered and filed;

     4. The purchase of Units in the Partnership by a Limited Partner will not entail either a mandatory or discretionary purchase or option to purchase any type of security or equity interest in either the General Partner, Merrill Lynch & Co., Inc. or any of its affiliates;

     5. The Partnership will be operated in accordance with the Act, the Partnership Agreement, and the statements and representations made in the Prospectus;

     6. No creditor who makes a nonrecourse loan to the Partnership will have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital, or property of the Partnership, other than as a secured creditor or other than as a result of the exercise of the rights thereof;

     7.   The General  Partner  will exercise  its  best efforts  to  enforce
Section 7.1A of the Partnership Agreement which provides, among other things, that the Partnership will not recognize for any purpose any sale, assignment or transfer of all or any part of a Limited Partner's Units if such sale, assignment or transfer would cause the Partnership to be classified as either an association taxable as a corporation for Federal income tax purposes or a publicly traded partnership within the meaning of Code Section 7704(b);

     8. The General Partner will not register Units for trading on any established securities market or any secondary market as those terms are used in Section 7704(b) of the Code. Moreover, the General Partner will not make a market in Units at any time during the existence of the Partnership.
Furthermore, the General Partner will endeavor at all times to prevent any trading of Units that might be characterized as the substantial equivalent of trading in a secondary market in any future administrative or judicial interpretations of Code Section 7704(b);

     9. In approving procedures for the transfer of Units through a matching agent, the General Partner will, unless otherwise advised by counsel to the Partnership, require the following:

     (a) No transfers of Units will be recognized unless the selling Limited Partner gives formal notice to the matching agent at least 30 days prior to the earliest next date on which transfers of such Units are recognized;

     (b) Offers to sell by a Partner to be listed in a matching service will be revocable by such Partner and not binding on any transferee at any time prior to the quarterly transfer date on which the Partnership recognizes a transfer of such selling Partner's Units;

     (c) No transfers of Units will be effected and no consideration for sale of a Unit will be transferred or paid to either a selling Partner, the matching agent or escrow holder at any time other than on or after the quarterly transfer date on which the selling Partner is otherwise eligible to transfer part or all of his interest in the Partnership; and

     (d) The matching agent will not quote prices for the sale of Units or provide information concerning prospective buyers and sellers of Units to the public in general.

     10. The General Partner presently intends to use a matching service provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated and not to recognize transfers of Units proposed to be effected through any other matching agent. The quarterly transfer dates to be followed in the Merrill Lynch matching service system are no earlier than the first day of each calendar quarter immediately following the calendar quarter in which a selling Partner complies with the provisions governing transfers of Units; and

     11. The Partnership will not elect under Section 761(a) of the Code to be excluded from the application of all or part of subchapter K of the Code, and will not elect pursuant to Treasury Regulation Section301.7701-3(c) to be classified for Federal income tax purpose as an association taxable as a corporation.

                              Very truly yours,

                              Merrill Lynch KECALP L.P. 1997
                              By KECALP Inc., General Partner



                              By: ____________________________



                              KECALP Inc.



                              By: ____________________________





                                 EXHIBIT A-2




                                   _________________ ___, 1997


Brown & Wood LLP
One World Trade Center
New York, New York  10048


                     Re:  Merrill Lynch KECALP L.P. 1997
                          ------------------------------


Ladies and Gentlemen:

     The   purpose  of   this  letter   is  to   provide  you   with  certain
representations for your use and reliance in preparing your opinion concerning certain Federal income tax consequences under the Internal Revenue Code of 1986, as amended, relating to the organization and operation of Merrill Lynch KECALP L.P. 1997 (the "Partnership") and in preparing the discussion entitled "Tax Aspects of Investment in the Partnership" appearing in the Registration Statement and the Prospectus included therein, including any Prospectus Supplement (the "Prospectus"), concerning the offering for sale of limited partnership interests in the Partnership (the "Units"). We understand that, in rendering your opinion, you will rely in part on such representations made by us and the applicability of your opinion will be conditioned on our compliance with the representations contained herein. Capitalized terms used and not otherwise defined in this letter shall have the meanings as they have in the Prospectus.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), the selling agent for the offering of Units of the Partnership, hereby represents that in connection with any matching services provided by Merrill Lynch or any of its affiliates (hereinafter, the term "Merrill Lynch" shall include any affiliates thereof) for buyers and sellers of Units:

     1. Offers to sell or buy Units of the Partnership made through Merrill Lynch will be revocable by the offeror and not binding on any transferor or transferee at all times prior to the quarterly transfer date on which the Partnership recognizes a transfer of such Units.

     2. Offers to sell Units will not be matched during a calendar quarter unless such offers have been received by Merrill Lynch at least 30 days prior to the quarterly transfer date on which the Partnership recognizes a transfer of such Units.

     3. Employees of Merrill Lynch will not be permitted to solicit sellers of Units and, if Merrill Lynch becomes aware that an offer to sell Units has been solicited, it will not match the offer for transfer.

     4. No consideration for sale of a Unit will be transferred or paid to either a selling Partner, Merrill Lynch or escrow holder at any time other than on or after the quarterly transfer date on which the selling Partner is otherwise eligible to transfer part or all of his Units.

     5. Merrill Lynch will not quote prices for the sale of Units or provide information concerning prospective buyers or sellers of Units to the general public.

     6. Merrill Lynch has no present intention to purchase Units after the completion of the offering and will not purchase Units except for occasional accommodation trades, the terms of which will be subject to the conditions described in paragraphs 1 through 5 of this letter.

                         Very truly yours,


                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED



                         By: __________________________________
                              Title: